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                                                                   Exhibit 10.22



               INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT



                                    BETWEEN



                            GTE NORTH INCORPORATED
                            GTE SOUTH INCORPORATED



                                      AND



               MEBTEL INTEGRATION COMMUNICATION SOLUTIONS, INC.
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                               TABLE OF CONTENTS

ARTICLE I: SCOPE AND INTENT OF AGREEMENT............................................................    I-1

ARTICLE II: DEFINITIONS.............................................................................   II-1
     1    General Definitions.......................................................................   II-1
          1.1   Access Service Request (ASR)........................................................   II-1
          1.2   Act.................................................................................   II-1
          1.3   Affiliate...........................................................................   II-1
          1.4   Answer Supervision..................................................................   II-1
          1.5   Applicable Law......................................................................   II-1
          1.6   As-Is Transfer (AIT)................................................................   II-1
          1.7   Automatic Location Identification/Data Management System (ALI/DMS)..................   II-1
          1.8   Automated Message Accounting (AMA)..................................................   II-2
          1.9   Automatic Number Identification (ANI)...............................................   II-2
          1.10  Basic Local Exchange Service........................................................   II-2
          1.11  Bill-and-Keep Arrangement...........................................................   II-2
          1.12  Bona Fide Request (BFR).............................................................   II-2
          1.13  Business Day........................................................................   II-2
          1.14  Central Office Switch...............................................................   II-2
          1.15  Centralized Message Distribution System (CMDS)......................................   II-2
          1.16  CLLI Codes..........................................................................   II-2
          1.17  Commission..........................................................................   II-3
          1.18  Common Channel Signaling (CCS)......................................................   II-3
          1.19  Competitive Local Exchange Carrier (CLEC)...........................................   II-3
          1.20  Compliance..........................................................................   II-3
          1.21  Conversation Time...................................................................   II-3
          1.22  Currently Available.................................................................   II-3
          1.23  Customer............................................................................   II-3
          1.24  Customer Service Record Search......................................................   II-3
          1.25  Dedicated Transport.................................................................   II-3
          1.26  Disconnect Supervision..............................................................   II-3
          1.27  DS-1................................................................................   II-4
          1.28  DS-3................................................................................   II-4
          1.29  Electronic File Transfer............................................................   II-4
          1.30  Enhanced Service Provider (ESP))/Internet Service Provider (ISP) Traffic............   II-4
          1.31  E-911 Service.......................................................................   II-4
          1.32  Exchange Message Record (EMR).......................................................   II-4
          1.33  Exchange Service....................................................................   II-4
          1.34  Expanded Interconnection Service (EIS)..............................................   II-4
          1.35  Facility............................................................................   II-4
          1.36  FCC.................................................................................   II-4
          1.37  Generator...........................................................................   II-5
          1.38  GTE Guide...........................................................................   II-5
          1.39  GTOC................................................................................   II-5
          1.40  Hazardous Chemical..................................................................   II-5
          1.41  Hazardous Waste.....................................................................   II-5
          1.42  Imminent Danger.....................................................................   II-5
          1.43  Incumbent Local Exchange Carrier (ILEC).............................................   II-5
          1.44  Initial Service Order...............................................................   II-5
          1.45  Interconnection Facility............................................................   II-5
          1.46  Interconnection Point (IP)..........................................................   II-6

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
          1.47  Interexchange Carrier (IXC)........................................................    II-6
          1.48  Interim Number Portability (INP)...................................................    II-6
          1.49  Internetwork Facilities............................................................    II-6
          1.50  ISDN User Part (ISUP)..............................................................    II-6
          1.51  Line Information Data Base (LIDB)..................................................    II-6
          1.52  Line Side..........................................................................    II-6
          1.53  Local Access and Transport Area (LATA).............................................    II-6
          1.54  Local Exchange Carrier (LEC).......................................................    II-6
          1.55  Local Exchange Routing Guide (LERG)................................................    II-6
          1.56  Local Number Portability (LNP).....................................................    II-7
          1.57  Local Service Request (LSR)........................................................    II-7
          1.58  Local Traffic......................................................................    II-7
          1.59  Loop Facility Charge...............................................................    II-7
          1.60  Main Distribution Frame (MDF)......................................................    II-7
          1.61  Meet-Point Billing (MPB)...........................................................    II-7
          1.62  Mid-Span Fiber Meet................................................................    II-7
          1.63  Multiple Exchange Carrier Access Billing (MECAB)...................................    II-7
          1.64  Multiple Exchange Carriers Ordering and Design Guidelines for Access Services -
                Industry Support Interface (MECOD).................................................    II-8
          1.65  Network Interface Device (NID).....................................................    II-8
          1.66  911 Service........................................................................    II-8
          1,67  North American Numbering Plan (NANP)...............................................    II-8
          1.68  Numbering Plan Area (NPA)..........................................................    II-8
          1.69  NXX, NXX Code, Central Office Code or CO Code......................................    II-8
          1.70  Owner or Operator..................................................................    II-8
          1.71  Party/Parties......................................................................    II-8
          1.72  Pole Attachment....................................................................    II-9
          1.73  Provider...........................................................................    II-9
          1.74  Public Safety Answering Point (PSAP)...............................................    II-9
          1.75  Rate Center........................................................................    II-9
          1.76  Right-of-way (ROW).................................................................    II-9
          1.77  Routing Point......................................................................    II-9
          1.78  Service Control Point (SCP)........................................................    II-9
          1.79  Service Switching Point (SSP)......................................................    II-9
          1.80  Shared Transport...................................................................   II-10
          1.81  Signaling Point (SP)...............................................................   II-10
          1.82  Signaling System 7 (SS7)...........................................................   II-10
          1.83  Signal Transfer Point (STP)........................................................   II-10
          1.84  Subsidiary.........................................................................   II-10
          1.85  Subsequent Service Order...........................................................   II-10
          1.86  Synchronous Optical Network (SONET)................................................   II-10
          1.87  Switched Access Service............................................................   II-10
          1.88  Telcordia Technologies.............................................................   II-10
          1.89  Telecommunications Services........................................................   II-11
          1.90  Third Party Contamination..........................................................   II-11
          1.91  Transfer of Service................................................................   II-11
          1.92  Trunk Side.........................................................................   II-11
          1.93  Unbundled Network Element (UNE)....................................................   II-11
          1.94  Undefined Terms....................................................................   II-11
          1.95  Vertical Features (including CLASS Features).......................................   II-11
          1.96  Wire Center........................................................................   II-11

ARTICLE III: GENERAL PROVISIONS....................................................................   III-1

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
     1.   Scope of General Provisions..............................................................   III-1

     2.   Term and Termination.....................................................................   III-1
          2.1  Term................................................................................   III-1
          2.2  Post-Termination Arrangements.......................................................   III-1
          2.3  Termination Upon Default............................................................   III-1
          2.4  Termination Upon Sale...............................................................   III-2
          2.5  Liability Upon Termination..........................................................   III-2

     3.   Amendments...............................................................................   III-2

     4.   Assignment...............................................................................   III-2

     5.   Authority................................................................................   III-2

     6.   Responsibility for Payment...............................................................   III-2

     7.   CLEC Profile.............................................................................   III-2

     8.   Contact Exchange.........................................................................   III-3

     9.   Electronic Interface.....................................................................   III-3

     10.  Billing and Payment......................................................................   III-3
          10.1   Back Billing......................................................................   III-3
          10.2   Dispute...........................................................................   III-3
          10.3   Late Payment Charge...............................................................   III-3
          10.4   Due Date..........................................................................   III-4
          10.5   Audits............................................................................   III-4

     11.  Binding Effect...........................................................................   III-4

     12.  Capacity Planning and Forecasting........................................................   III-4

     13.  Compliance with Laws and Regulations.....................................................   III-4

     14.  Confidential Information.................................................................   III-5
          14.1   Identification....................................................................   III-5
          14.2   Handling..........................................................................   III-5
          14.3   Exceptions........................................................................   III-5
          14.4   Survival..........................................................................   III-6

     15.  Consent..................................................................................   III-6

     16.  Fraud....................................................................................   III-6

     17.  Reimbursement of Expenses................................................................   III-6

     18.  Dispute Resolution.......................................................................   III-6
          18.1   Alternative to Litigation.........................................................   III-6
          18.2   Negotiations......................................................................   III-6
          18.3   Arbitration.......................................................................   III-7
          18.4   Expedited Arbitration Procedures..................................................   III-7
          18.5   Costs.............................................................................   III-7

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
          18.6   Continuous Service................................................................    III-7

     19.  Entire Agreement.........................................................................    III-8

     20.  Expenses.................................................................................    III-8

     21.  Force Majeure............................................................................    III-8

     22.  Good Faith Performance...................................................................    III-8

     23.  Governing Law............................................................................    III-8

     24.  Standard Practices.......................................................................    III-8

     25.  Headings.................................................................................    III-8

     26.  Independent Contractor Relationship......................................................    III-9

     27.  Law Enforcement Interface................................................................    III-9

     28.  Liability and Indemnity..................................................................    III-9
          28.1   Indemnification...................................................................    III-9
          28.2   End-User and Content-Related Claims...............................................   III-10
          28.3   DISCLAIMER........................................................................   III-10
          28.4   Limitation of Liability...........................................................   III-10
          28.5   Intellectual Property.............................................................   III-10

     29.  Multiple Counterparts....................................................................   III-11

     30.  No Third Party Beneficiaries.............................................................   III-11

     31.  Notices..................................................................................   III-11

     32.  Protection...............................................................................   III-12
          32.1   Impairment of Service.............................................................   III-12
          32.2   Resolution........................................................................   III-12

     33.  Publicity ...............................................................................   III-12

     34.  Regulatory Agency Control................................................................   III-12

     35.  Changes in Legal Requirements............................................................   III-12

     36.  Effective Date...........................................................................   III-12

     37.  Regulatory Matters.......................................................................   III-13

     38.  Rule of Construction.....................................................................   III-13

     39.  Section References.......................................................................   III-13

     40.  Service Standards To Measure Quality of Service..........................................   III-13

     41.  Severability.............................................................................   III-13

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
     42.  Subcontractors............................................................................   III-13

     43.  Subsequent Law............................................................................   III-14

     44.  Taxes.....................................................................................   III-14
          44.1   Tax................................................................................   III-14
          44.2   Fees/Regulatory Surcharges.........................................................   III-14

     45.     Trademarks and Trade Names.............................................................   III-14

     46.     Waiver.................................................................................   III-15

     47.     Environmental Responsibility...........................................................   III-15

     48.     TBD Prices.............................................................................   III-16

     49.     Amendment of Certain Rates, Terms and Conditions.......................................   III-17

ARTICLE IV: GENERAL RULES GOVERNING RESOLD SERVICES AND UNBUNDLED ELEMENTS..........................     IV-1

     1.   General...................................................................................     IV-1

     2.   Liability of GTE..........................................................................     IV-1
          2.1  Inapplicability of Tariff Liability..................................................     IV-1
          2.2  MEBTEL Tariffs or Contracts..........................................................     IV-1
          2.3  No Liability for Errors..............................................................     IV-1

     3.   Unauthorized Changes......................................................................     IV-2
          3.1  Procedures...........................................................................     IV-2

     4.   Impact of Payment of Charges on Service...................................................     IV-2

     5.   Unlawful Use of Service...................................................................     IV-3

     6.   Timing of Messages........................................................................     IV-3

     7.   Procedures For Preordering, Ordering, Provisioning, Etc...................................     IV-3

     8.   Letter of Authorization...................................................................     IV-3

     9.   Customer Contacts.........................................................................     IV-4

ARTICLE V: INTERCONNECTION AND TRANSPORT AND TERMINATION OF TRAFFIC.................................      V-1

     1.   Services Covered by This Article..........................................................      V-1
          1.1  Types of Services....................................................................      V-1

     2.   Billing and Rates.........................................................................      V-1
          2.1  Service Ordering, Service Provisioning, and Billing..................................      V-1
          2.2  Rates and Charges....................................................................      V-1
          2.3  Billing..............................................................................      V-1
          2.4  Billing Specifications...............................................................      V-1

     3.   Transport and Termination of Traffic......................................................      V-2

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
                    3.1     Traffic to be Exchanged.........................................................     V-2
                    3.2     Compensation For Exchange Of Traffic............................................     V-2
                    3.3     Tandem Switching Traffic........................................................     V-4
                    3.4     Inter-Tandem Switching..........................................................     V-4

           4.       Direct Network Interconnection..........................................................     V-4
                    4.1     Network Interconnection Architecture............................................     V-4
                    4.2     Compensation....................................................................     V-5
                    4.3     Trunking Requirements...........................................................     V-6
                    4.4     Trunk Forecasting...............................................................     V-7
                    4.5     Trunk Facility Under Utilization................................................     V-8
                    4.6     Network Redesigns Initiated by GTE..............................................     V-8
                    4.7     Interconnection Calling and Called Scopes for the Access Tandem
                            Interconnection and the End Office Interconnection..............................     V-8
           5.       Indirect Network Interconnection........................................................     V-8

           6.       Number Resources........................................................................     V-8
                    6.1     Number Assignment...............................................................     V-8
                    6.2     Rate Centers....................................................................     V-9
                    6.3     Routing Points..................................................................     V-9
                    6.4     Code and Numbers Administration.................................................     V-9
                    6.5     Programming Switches............................................................     V-9

           7.       Number Portability (NP) ................................................................     V-9
                    7.1     Interim Number Portability (INP)................................................     V-9
                    7.2     Local Number Portability (LNP)..................................................    V-10

           8.       Meet-Point Billing (MPB)................................................................    V-10
                    8.1     Meet-Point Arrangements.........................................................    V-10
                    8.2     Compensation....................................................................    V-11

           9.       Common Channel Signaling................................................................    V-11
                    9.1     Service Description.............................................................    V-11
                    9.2     Signaling Parameters............................................................    V-11
                    9.3     Privacy Indicators..............................................................    V-11
                    9.4     Connection Through Signal Transfer Point (STP)..................................    V-11
                    9.5     Third Party Signaling Providers.................................................    V-12
                    9.6     Multi-Frequency Signaling.......................................................    V-12

           10.      Network Management Controls.............................................................    V-12

  ARTICLE VI: RESALE OF SERVICES............................................................................    VI-1

           1 .      General.................................................................................    VI-1

           2.       Terms and Conditions....................................................................    VI-1
                    2.1     Restrictions on Resale..........................................................    VI-1
                    2.2     Interim Universal Service Support Charge for Resale Services....................    VI-1
                    2.3     Restrictions on Discount of Retail Services.....................................    VI-2
                    2.4     Resale to Other Carriers........................................................    VI-2

           3.       Ordering and Billing....................................................................    VI-2
                    3.1     Service Ordering, Service Provisioning and Billing.............................    VI-2

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
                    3.2     Local Service Request................................................................      VI-2
                    3.3     Certificate of Operating Authority...................................................      VI-3
                    3.4     Directory Assistance (DA) Listings...................................................      VI-3
                    3.5     Nonrecurring Charges.................................................................      VI-3
                    3.6     Alternate Billed Calls...............................................................      VI-3
                    3.7     Transfers Between MEBTEL and Another Reseller of GTE Services........................      VI-4
                    3.8     Local Calling Detail.................................................................      VI-4
                    3.9     Billing..............................................................................      VI-4
                    3.10    LIDB.................................................................................      VI-4
                    3.11    Originatinq Line Number Screening (OLNS).............................................      VI-4

           4.       Maintenance..................................................................................      VI-4
                    4.1     Maintenance, Testing and Repair......................................................     VI-4

           5.       Services Available for Resale.................................................................     VI-5
                    5.1     Description of Local Exchange Services Available for Resale..........................      VI-5
                    5.2     Other Services Available for Resale..................................................      VI-5
                    5.3     Rates................................................................................      VI-5
                    5.4     Grandfathered Services...............................................................      VI-6
                    5.5     Access...............................................................................      VI-6
                    5.6     0perator Services (OS) and Directory Assistance (DA).................................      VI-6

  ARTICLE VII: UNBUNDLED NETWORK ELEMENTS........................................................................     VII-1

            1.      General......................................................................................     VII-1

            2.      Unbundled Network Elements...................................................................     VII-1
                    2.1     Categories...........................................................................     VII-1
                    2.2     Prices...............................................................................     VII-2
                    2.3     Connection to Unbundled Elements.....................................................     VII-2
                    2.4     Service Quality......................................................................     VII-3
                    2.5     Provisioning and Support.............................................................     VII-3

            3.      Ordering and Billing.........................................................................     VII-3
                    3.1     Service Ordering, Service Provisioning, and Billing..................................     VII-3
                    3.2     Local Service Request................................................................     VII-3
                    3.3     Certificate of Operating Authority...................................................     VII-3
                    3.4     Directory Assistance (DA) Listings...................................................     VII-4
                    3.5     Nonrecurring Charges.................................................................     VII-4
                    3.6     Transfers Between MEBTEL.............................................................     VII-4
                    3.7     Billing..............................................................................     VII-4

            4.      Network Interface Device.....................................................................     VII-4
                    4.1     Direct Connection....................................................................     VII-4
                    4.2     NID to NID Connection................................................................     VII-5
                    4.3     Removal of Cable Pairs...............................................................     VII-5
                    4.4     Maintenance..........................................................................     VII-5
                    4.5     Collocation Requirement..............................................................     VII-5

            5.      Loop Elements................................................................................     VII-5
                    5.1     Service Description..................................................................     VII-5
                    5.2     Categories of Loop...................................................................     VII-5
                    5.3     Conditioned Loop.....................................................................     VII-7
                    5.4     Loop Testing.........................................................................     VII-7

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
                    5.5     Pair Gain Technologies..............................................................      VII-7
                    5.6     Unbundled Loop Facility Qualification...............................................      VII-8
                    5.7     Unbundled Loop Facility Compatibility...............................................      VII-8
                    5.8     Subloops............................................................................      VII-9

           6.       Port and Local Switching Elements...........................................................      VII-9
                    6.1     Port................................................................................      VII-9
                    6.2     Ports Available as UNEs.............................................................      VII-9
                    6.3     Local Switching.....................................................................      VII-9
                    6.4     Compliance with Section 2.3.........................................................     VII-10

           7.       Transport Elements..........................................................................     VII-11
                    7.1     Shared Transport....................................................................     VII-11
                    7.2     Dedicated Transport.................................................................     VII-11

           8.       SS7 Transport and Signaling.................................................................     VII-12

           9.       LIDB Services...............................................................................     VII-12

           10.      Database 800-Type Services..................................................................     VII-12

           11.      Operator Services and Directory Assistance..................................................     VII-13

           12.      Customized Routing..........................................................................     V11-13

           13.      Advanced Intelligent Network Access (AIN)...................................................     VII-14

           14.      Directory Assistance Listing................................................................     VII-14

           15.      Operational Support Systems (OSS)...........................................................     VII-14

           16.      Bona Fide Request Process...................................................................     VII-14
                    16.1    Intent..............................................................................     VII-14
                    16.2    Process.............................................................................     VII-14

  ARTICLE VIII: ADDITIONAL SERVICES AND COORDINATED SERVICE ARRANGEMENTS........................................     VIII-1

           1.       Transfer of Service Announcements...........................................................     VIII-1

           2.       Misdirected Calls...........................................................................     VIII-1

           3.       911/E-911 Arrangements......................................................................     VIII-1
                    3.1     Description of Service..............................................................     VIII-1
                    3.2     Transport...........................................................................     VIII-1
                    3.3     Cooperation and Level of Performance................................................     VIII-2
                    3.4     Basic 911 and E-911 General Requirements:...........................................     VIII-2
                    3.5     Compensation........................................................................     VIII-6
                    3.6     Liability...........................................................................     VIII-7

           4.       Information Services Traffic................................................................     VIII-7
                    4.1     Routing.............................................................................     VIII-7
                    4.2     Billing and Collection and Information Service Provider (ISP) Remuneration..........     VIII-7
                    4.3     900-976 Call Blocking...............................................................     VIII-7
                    4.4     Miscellaneous.......................................................................     VIII-8

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
           5.       Telephone Relay Service...................................................................      VIII-8

           6.       Directory Assistance and Operator Services................................................      VIII-8
                    6.1   Directory Assistance Calls..........................................................      VIII-8
                    6.2   Operator Services Calls.............................................................      VIII-8

           7.       Directory Assistance Listings Information.................................................      VIII-8

           8.       Directory Listings and Directory Distribution.............................................      VIII-9
                    8.1   Listing.............................................................................      VIII-9
                    8.2   Distribution........................................................................      VIII-10

           9.       Busy Line Verification and Busy Line Verification Interrupt...............................      VIII-10

           10.      Street Address Guide (SAG)................................................................      VIII-10

           11.      Dialing Format Changes....................................................................      VIII-10

ARTICLE IX: COLLOCATION.......................................................................................         IX-1

           1.       Physical Collocation......................................................................         IX-1
                    1.1   Space Planning......................................................................         IX-1
                    1.2   Connection to Customer Loops and Ports..............................................         IX-1
                    1.3   Connection to Other Collocated Carriers.............................................         IX-1
                    1.4   Choice of Vendor....................................................................         IX-2
                    1.5   Monitoring..........................................................................         IX-2
                    1.6   Phone Service.......................................................................         IX-2
                    1.7   Intraoffice Diversity...............................................................         IX-2
                    1.8   MEBTEL Proprietary Information......................................................         IX-2
                    1.9   Notification of Modifications.......................................................         IX-2
                    1.10  Drawings............................................................................         IX-3
                    1.11  Construction of Space...............................................................         IX-3
                    1.12  Connection Equipment................................................................         IX-4
                    1.13  Access to MEBTEL Collocation Space..................................................         IX-4

ARTICLE X: ACCESS TO POLES, DUCTS, CONDUITS AND RIGHTS-OF-WAY.................................................          X-5

ARTICLE XI: SIGNATURE PAGE....................................................................................         XI-1

APPENDIX A: RATES AND CHARGES FOR TRANSPORT AND TERMINATION OF TRAFFIC........................................          A-1

APPENDIX B: RATES AND CHARGES FOR NUMBER PORTABILITY..........................................................          B-1

APPENDIX C: SERVICES AVAILABLE FOR RESALE.....................................................................          C-1

APPENDIX D: PRICES FOR UNBUNDLED NEWORK ELEMENTS..............................................................          D-1

APPENDIX E: RATES AND CHARGES FOR 911/E-911 ARRANGEMENTS......................................................          E-1

APPENDIX F: COMPENSATION FOR EXCHANGE OF TRAFFIC USING UNBUNDLED ELEMENTS.....................................          F-1

APPENDIX 49A: AMENDMENT TO CERTAIN RATES, TERMS & CONDITIONS AT&T TERMS.......................................        49A-1

APPENDIX 49B: AMENDMENT TO CERTAIN RATES, TERMS & CONDITIONS GTE TERMS........................................        49B-1

This Interconnection, Resale and Unbundling Agreement (the "Agreement"), is by and between GTE North Incorporated and GTE South Incorporated with its address for purposes of this Agreement at 600 Hidden Ridge Drive, Irving, Texas 75038 ("GTE"), and MebTel Integration Communication Solutions, Inc., in its capacity as a certified Provider of local two-way wireline dial-tone service ("MEBTEL"), with its address for this Agreement at 103 South Fifth Street, Mebane, North Carolina 27302 (GTE and MEBTEL being referred to collectively as the "Parties" and individually as a "Party"). This Agreement covers services in the State of Illinois only (the "State").

WHEREAS, interconnection between competing Local Exchange Carriers (LECs) is necessary and desirable for the mutual exchange and termination of traffic originating on each LEC's network; and

WHEREAS, the Parties desire to exchange such traffic and related signaling in a technically and economically efficient manner at defined and mutually agreed upon interconnection points; and

WHEREAS, the Parties wish to enter into an agreement to interconnect their respective telecommunications networks on terms that are fair and equitable to both Parties; and

WHEREAS, Section 251 of the Telecommunications Act of 1996 (the "Act") imposes specific obligations on LECs with respect to the interconnection of their networks, resale of their telecommunications services, access to their poles, ducts, conduits and rights-of-way and, in certain cases, the offering of certain Unbundled Network Elements (UNEs) and physical collocation of equipment in LEC premises; and

WHEREAS, GTE is entering, under protest, into certain aspects of this Agreement that incorporate adverse results from the arbitrated agreements approved by the Commission in this state and is doing so in order to avoid the expense of arbitration while at the same time preserving its legal positions, rights and remedies, pursuant to Article 111, Section 49.

NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GTE and MEBTEL hereby covenant and agree as follows:

                                   ARTICLE I
                         SCOPE AND INTENT OF AGREEMENT

Pursuant to this Agreement, the Parties will extend certain arrangements to one another within each area in which they both operate within the State for purposes of interconnection and the exchange of traffic between their respective end-user customers, and reciprocal access to poles, ducts, conduits and rights-of-way. This Agreement also governs the purchase by MEBTEL of certain telecommunications services provided by GTE in its franchise areas for resale by MEBTEL, the purchase by MEBTEL of certain Unbundled Network Elements from GTE, and the terms and conditions of the collocation of certain equipment of MEBTEL in the premises of GTE. This Agreement is an integrated package that reflects a balancing of interests critical to the Parties. This Agreement will be submitted to the Illinois Commerce Commission (the "Commission") for approval. The Parties agree that their entrance into this Agreement is without prejudice to and does not waive any positions they may have taken previously, or may take in the future, in any legislative, regulatory, judicial or other public forum addressing any matters, including matters related to the same types of arrangements and/or matters related to GTE's cost recovery covered in this Agreement. MEBTEL agrees to negotiate reciprocal terms and conditions with GTE based on this Agreement. GTE's execution of this Agreement is not a concession or waiver in any manner concerning its position that certain rates, terms and conditions contained herein are unlawful, illegal and improper.

The services and facilities to be provided to MEBTEL by GTE in satisfaction of this Agreement may be provided pursuant to GTE tariffs and then current practices. Should such services and facilities be modified by tariff or by Order, including any modifications resulting from other Commission proceedings, federal court review or other judicial action, and unless otherwise specified herein, such modifications will be deemed to automatically supersede any rates and terms and conditions of this Agreement. The Parties shall cooperate with one another for the purpose of incorporating required modifications into this Agreement.

                                  ARTICLE II

                                  DEFINITIONS
1.   General Definitions.
     --------------------

     Except as otherwise specified herein, the following definitions shall apply to all Articles and Appendices contained in this Agreement. Additional definitions that are specific to the matters covered in a particular Article may appear in that Article. To the extent that there may be any conflict between a definition set forth in this Article II and any definition in a specific Article or Appendix, the definition set forth in the specific Article or Appendix shall control with respect to that Article or Appendix.

     1.1  Access Service Request (ASR)
          ----------------------------
          An industry standard form, which contains data elements and usage rules used by the Parties to add, establish, change or disconnect services or trunks for the purposes of Interconnection.

     1.2  Act
          ---

          The Telecommunications Act of 1996, Public Law 104-104 of the 104th United States Congress effective February 8, 1996.

     1.3  Affiliate
          ---------

          A person, corporation or other legal entity that, directly or indirectly, owns or controls a Party, or is owned or controlled by, or is under common ownership or control with a Party.

     1.4  Answer Supervision
          ------------------

          An off-hook supervisory signal.

     1.5  Applicable Law
          --------------

          All laws, statutes, common law, regulations, ordinances, codes, rules, guidelines, orders, permits, and approvals of any Governmental Authority, which apply or relate to the subject matter of this Agreement.

     1.6  As-Is Transfer (AIT)
          --------------------

          The transfer of all telecommunications services and features available for resale, that are currently being provided for a specific account, without the requirements of a specific enumeration of the services and features on the Local Service Request (LSR).

     1.7  Automatic Location Identification/Data Management System (ALI/DMS)
          ------------------------------------------------------------------

          The emergency services (E-911/911) database containing customer location information (including name, address, telephone number, and sometimes special information from the local service provider) used to process subscriber access records into Automatic Location Identification (ALI) records. From this database, records are forwarded to GTE's ALI Gateway for downloading by local ALI database systems to be available for retrieval in response to Automatic Number Identification (ANI) from a 9-1-1 call. Also, from this database, GTE will upload to its selective routers the selective router ALI (SR/ALI) which is used to determine to which Public Safety Answering Point
          (PSAP) to route the call.

     1.8  Automated Message Accounting (AMA)
          ---------------------------------

          The structure inherent in switch technology that initially records telecommunication message information. AMA format is contained in the Automated Message Accounting document, published by Telcordia Technologies as GR-1100-CORE which defines the industry standard for message recording.

     1.9  Automatic Number Identification (ANI)
          ------------------------------------

          The number transmitted through the network identifying the calling party.

     1.10 Basic Local Exchange Service
          ---------------------------

          Voice grade access to the network that provides: the ability to place and receive calls; touch-tone service, access to operator services; access to directory assistance; access to emergency services (E911); access to telephone relay service (TRS); access to interexchange carriers of the customer's choice; standard white pages directory listing; and toll blocking for low-income consumers participating in Lifeline (subject to technical feasibility).

     1.11 Bill-and-Keep Arrangement
          -------------------------

          A compensation arrangement whereby the Parties do not render bills to each other for the termination of Local Traffic specified in this Agreement and whereby the Parties terminate local exchange traffic originating from end-users served by the networks of the other Party without explicit charging among or between said carriers for such traffic exchange.

     1.12 Bona Fide Request (BFR)
          ----------------------

          Process intended to be used when requesting customized Service Orders for certain services, features, capabilities or functionality defined and agreed upon by the Parties as services to be ordered as BFRs.

     1.13 Business Day
          ------------
          Monday through Friday, except for holidays on which the U.S. mail is not delivered.

     1.14 Central Office Switch
          ---------------------

          A switch used to provide telecommunications services including (1) End
                                                                             ---
          Office Switches which are Class 5 switches from which end-user
          ----------------
          Exchange Services are directly connected and offered, and (2) Tandem
                                                                        ------
          Office Switches which are Class 4 switches which are used to connect
          ----------------
          and switch trunk circuits between and among central office switches. Central office switches may be employed as combination end office/tandem office switches (combination Class 5/Class 4).

     1.15 Centralized Message Distribution System (CMDS)
          ----------------------------------------------

          The billing record and clearing house transport system that the Regional Bell Operating Companies (RBOCs) and other incumbent LECs use to efficiently exchange out collects and in collects as well as Carrier Access Billing System (CABS) records.

     1.16 CLLI Codes
          ----------
          Common Language Location Identifier Codes.

     1.17  Commission
           ----------

           The Illinois Commerce Commission.

     1.18  Common Channel Signaling (CCS)
           ------------------------------

           A high-speed specialized packet-switched communications network that is separate (out-of-band) from the public packet-switched and message networks. CCS carries addressed signaling messages for individual trunk circuits and/or database-related services between Signaling Points in the CCS network using SS7 signaling protocol.

     1.19  Competitive Local Exchange Carrier (CLEC)
           ----------------------------------------

           Any company or person authorized to provide local exchange services in competition with an ILEC.

     1.20  Compliance
           ----------

           Environmental and safety laws and regulations based upon a federal regulatory framework, with certain responsibilities delegated to the States. An environmental/safety compliance program may include review of applicable laws/regulations, development of written procedures, training of employees and auditing.

     1.21  Conversation Time
           -----------------

           The time that both Parties' equipment is used for a completed call, measured from the receipt of Answer Supervision to the receipt of Disconnect Supervision.

     1.22  Currently Available
           -------------------

           Existing as part of GTE's network at the time of the requested order or service and does not include any service, feature, function or capability that GTE either does not provide to itself or to its own end users, or does not have the capability to provide.

     1.23  Customer
           --------

           GTE or MEBTEL, depending on the context and which Party is receiving the service from the other Party.

     1.24  Customer Service Record Search
           ------------------------------

           Applied to LSR when CLEC requests a customer service record search prior to account conversion from GTE or from another CLEC. Search typically is for basic account information, listing/directory information, service and equipment listing, and billing information. Applied on a per requested loop and/or port basis.

     1.25  Dedicated Transport
           -------------------

           An Unbundled Network Element that is purchased for the purpose of transporting Telecommunication Services between designated Serving Wire Centers (SWC). Dedicated Transport may extend between two GTE SWCs (Interoffice Dedicated Transport or IDT) or may extend from the GTE SWC to the CLEC premise (CLEC Dedicated Transport or CDT). CDT remains within the exchange boundaries of the SWC, while IDT traverses exchange boundaries.

     1.26  Disconnect Supervision
           ----------------------

           An on-hook supervisory signal end at the completion of a call.

     1.27  DS-1
           ----

           A service carried at digital signal rate of 1.544 Mbps.

     1.28  DS-3
           ----

           A service carried at digital signal rate of 44.736 Mbps.


     1.29  Electronic File Transfer
           ------------------------
           A system or process which utilizes an electronic format and protocol to send/receive data files.

     1.30  Enhanced Service Provider (ESP)/Internet Service Provider (ISP)
           --------------------------------------------------------------
           Traffic
           -------
           Traffic bound to any Enhanced Service Provider or Internet Service Provider. ESP/ISP Traffic is separate and distinct from Local Traffic.

     1.31  E-911 Service
           -------------

           A method of routing 911 calls to a PSAP that uses a customer location database to determine the location to which a call should be routed. E-9-1-1 service includes the forwarding of the caller's Automatic Number Identification (ANI) to the PSAP where the ANI is used to retrieve and display the Automatic Location Identification (ALI) on a terminal screen at the answering Attendant's position. It usually includes selective routing.

     1.32  Exchange Message Record (EMR)
           ----------------------------

           An industry standard record used to exchange telecommunications message information among CLECs for billable, non-billable, sample, settlement and study data. EMR format is defined in BR-010-200-010 CRIS Exchange Message Record, published by Telcordia Technologies.

     1.33  Exchange Service
           ----------------

           All basic access line services, or any other services offered to end users which provide end users with a telephonic connection to, and a unique telephone number address on, the Public Switched Telecommunications Network (PSTN), and which enable such end users to place or receive calls to all other stations on the PSTN.

     1.34  Expanded Interconnection Service (EIS)
           -------------------------------------

           A service that provides interconnecting carriers with the capability to terminate basic fiber optic transmission facilities, including optical terminating equipment and multiplexers, at GTE's wire centers and access tandems and interconnect those facilities with the facilities of GTE. Microwave is available on a case-by-case basis where feasible.

     1.35  Facility
           -------
           All buildings, equipment, structures and other items located on a single site or contiguous or adjacent sites owned or operated by the same persons or person as used in Article III, Section 47.

     1.36  FCC
           ---

           The Federal Communications Commission.

     1.37  Generator
           ---------

           Under the Resource Conservation Recovery Act (RCRA), the person whose act produces a hazardous waste (40 CFR 261) or whose act first causes a hazardous waste to become subject to regulation. The generator is legally responsible for the proper management and disposal of hazardous wastes in accordance with regulations (see reference in Article III, Section 47).

     1.38  GTE Guide
           ---------

           The GTE Open Market Transition Order/Processing Guide, LSR Guide, and Products and Services Guide which contain GTE's operating procedures for ordering, provisioning, trouble reporting and repair for resold services and unbundled elements and GTE's CLEC Interconnection Guide which provides guidelines for obtaining interconnection of GTE's Switched Network with the networks of all certified CLECs for reciprocal exchange of traffic. Except as specifically provided otherwise in this Agreement, service ordering, provisioning, billing and maintenance shall be governed by the Guide which may be amended from time to time by GTE as needed.

     1.39  GTOC
           ----

           GTE Telephone Operating Company.

     1.40  Hazardous Chemical
           ------------------

           As defined in the U.S. Occupational Safety and Health (OSHA) hazard communication standard (29 CFR 1910.1200), any chemical which is a health hazard or physical hazard.

     1.41  Hazardous Waste
           ---------------

           As described in Resource Conservation Recovery Act (RCRA), a solid waste(s) which may cause, or significantly contribute to an increase in mortality or illness or pose a substantial hazard to human health or the environment when improperly treated, stored, transported or disposed of or otherwise managed because of its quantity, concentration or physical or chemical characteristics.

     1.42  Imminent Danger
           ---------------

           As described in the Occupational Safety and Health Act and expanded for environmental matters, any conditions or practices at a facility which are such that a danger exists which could reasonably be expected to cause death or serious harm or significant damage to the environment or natural resources.

     1.43  Incumbent Local Exchange Carrier (ILEC)
           --------------------------------------

           Any local exchange carrier that was as of February 8, 1996, deemed to be a member of the Exchange Carrier Association as set forth in 47 C.F.R. /0/69.601(b) of the FCC's regulations.

     1.44  Initial Service Order
           ---------------------

           A charge applied to each LSR of Unbundled Loops and/or Ports with the exception of Subsequent Service Order changes to existing CLEC accounts.

     1.45  Interconnection Facility
           ------------------------

           See "Internetwork Facilities".

     1.46  Interconnection Point (IP)
           --------------------------

           The physical point on the network where the two parties interconnect. The IP is the demarcation point between ownership of the transmission facility.

     1.47  Interexchange Carrier (IXC)
           ---------------------------

           A telecommunications service provider authorized by the FCC to provide interstate long distance communications services between LATAs and is authorized by the State to provide inter- and/or intraL ATA long distance communications services within the State.

     1.48  Interim Number Portability (INP)
           --------------------------------

           The delivery of Local Number Portability (LNP) capabilities, from a customer standpoint in terms of call completion, with as little impairment of functioning, quality, reliability, and convenience as possible and from a carrier standpoint in terms of compensation, through the use of existing and available call routing, forwarding, and addressing capabilities.

     1.49  Internetwork Facilities
           -----------------------

           The physical connection of separate pieces of equipment, transmission facilities, etc., within, between and among networks, for the transmission and routing of exchange service and exchange access.

     1.50  ISDN User Part (ISUP)
           ---------------------

           A part of the SS7 protocol that defines call setup messages and call takedown messages.

     1.51  Line Information Data Base (LIDB)
           ---------------------------------

           One or all, as the context may require, of the Line Information databases owned individually by GTE and other entities which provide, among other things, calling card validation functionality for telephone line number cards issued by GTE and other entities. A LIDB also contains validation data for collect and third number-billed calls; i.e., Billed Number Screening.

     1.52  Line Side
           ---------

           Refers to an end office switch connection that has been programmed to treat the circuit as a local line connected to an ordinary telephone station set. Line side connections offer only those transmission and signaling features appropriate for a connection between an end office and an ordinary telephone set.

     1.53  Local Access and Transport Area (LATA)
           --------------------------------------

           A geographic area for the provision and administration of communications service; i.e., intraLATA or interLATA.

     1.54  Local Exchange Carrier (LEC)
           ----------------------------

           Any company certified by the Commission to provide local exchange telecommunications service. This includes the Parties to this Agreement.

     1.55  Local Exchange Routing Guide (LERG)
           -----------------------------------

           The Telcordia Technologies reference customarily used to identify NPA-NXX routing and homing information, as well as network element and equipment designation.

     1.56  Local Number Portability (LNP)
           ------------------------------

           The ability of users of telecommunications services to retain, at the same location, existing telecommunications numbers without impairment of quality, reliability, or convenience when switching from one telecommunications carrier to another.

     1.57  Local Service Request (LSR)
           ---------------------------

           The industry standard form, which contains data elements and usage rules, used by the Parties to establish, add, change or disconnect resold services and unbundled elements for the purposes of competitive local services.

     1.58  Local Traffic
           -------------

           Traffic that is originated by an end user of one Party and terminates to the end user of the other Party within GTE's then current local serving area, including mandatory local calling scope arrangements. A mandatory local calling scope arrangement is an arrangement that provides end users a local calling scope, Extended Area Service
           (EAS), beyond their basic exchange serving area. Local Traffic does not include optional local calling scopes (i.e., optional rate
           ---
           packages that permit the end user to choose a local calling scope beyond their basic exchange serving area for an additional fee), referred to hereafter as "optional EAS". Local Traffic excludes Enhanced Service Provider (ESP) and Internet Service Provider (ISP) traffic, including but not limited to Internet, 900-976, etc., and Internet Protocol based long distance telephony.

     1.59  Loop Facility Charge
           --------------------
           A charge applied to LSRs when field work is required for establishment of unbundled loop service. Applied on a per LSR basis.

     1.60  Main Distribution Frame (MDF)
           -----------------------------

           The distribution frame used to interconnect cable pairs and line trunk equipment terminating on a switching system.

     1.61  Meet-Point Billing (MPB)
           ------------------------

           Refers to an arrangement whereby two LECs jointly provide the transport element of a switched access service to one of the LEC's end office switches, with each LEC receiving an appropriate share of the transport element revenues as defined by the effective access tariffs.

     1.62  Mid-Span Fiber Meet
           -------------------

           An Interconnection architecture whereby two carriers' fiber transmission facilities meet at a mutually agreed-upon IP.

     1.63  Multiple Exchange Carrier Access Billing (MECAB)
           ------------------------------------------------

           Refers to the document prepared by the Billing Committee of the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions (ATIS). The MECAB document, published by Telcordia Technologies as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an access service provided by two or more LECs, or by one LEC in two or more states within a single LATA.

     1.64  Multiple Exchange Carriers Ordering and Design Guidelines for Access
           --------------------------------------------------------------------
           Services-Industry Support Interface (MECOD)
           --------------------------------------------

           A document developed by the Ordering/Provisioning Committee under the auspices of the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions (ATIS). The MECOD document, published by Telcordia Technologies as Special Report SR-STS-002643, establishes methods for processing orders for access service which is to be provided by two or more LECs.

     1.65  Network Interface Device (NID)
           ------------------------------

           The point of demarcation between the end user's inside wiring and GTE's facilities.

     1.66  911 Service
           -----------

           A universal telephone number which gives the public direct access to the PSAP. Basic 911 service collects 911 calls from one or more local exchange switches that serve a geographic area. The calls are then sent to the correct authority designated to receive such calls.

     1.67  North American Numbering Plan (NANP)
           ------------------------------------

           The system of telephone numbering employed in the United States, Canada, and Caribbean countries that employ NPA 809.

     1.68  Numbering Plan Area (NPA)
           -------------------------

           Also sometimes referred to as an area code, is the three digit indicator which is defined by the "A", "B", and "C" digits of each 10-digit telephone number within the NANP. Each NPA contains 800 possible NXX Codes. There are two general categories of NPA, "Geographic NPAs" and "Non-Geographic NPAs". A Geographic NPA is
            ---------------       -------------------
           associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that geographic area. A Non-Geographic NPA, also known as a "Service
                                                                   -------
           Access Code" or "SAC Code" is typically associated with a specialized
           -----------      --------
           telecommunications service which may be provided across multiple geographic NPA areas. 800, 900, 700, and 888 are examples of Non-Geographic NPAs.

     1.69  NXX, NXX Code, Central Office Code or CO Code
           ---------------------------------------------

           The three digit switch entity indicator which is defined by the "D", "E", and "F" digits of a 10-digit telephone number within the NANP. Each NXX Code contains 10,000 station numbers.

     1.70  Owner or Operator
           ------------------

           As used in OSHA regulations, owner is the legal entity, including a lessee, which exercises control over management and record keeping functions relating to a building or facility. As used in the Resource Conservation and Recovery Act (RCRA), operator means the person responsible for the overall (or part of the) operations of a facility (see reference in Article 111, Section 47).

     1.71  Party/Parties
           -------------

           GTE and/or MEBTEL.

     1.72  Pole Attachment
           ---------------

           Refers to the definition set forth in Article X.

     1.73  Provider
           --------

           GTE or MEBTEL depending on the context and which Party is providing the service to the other Party.

     1.74  Public Safety Answering Point (PSAP)
           ------------------------------------

           An answering location for 9-1-1 calls originating in a given area. A PSAP may be designated as Primary or Secondary, which refers to the order in which calls are directed for answering. Primary PSAPs respond first; Secondary PSAPs receive calls on a transfer basis only, and generally serve as a centralized answering location for a particular type of emergency call. PSAPs are staffed by employees of Emergency Response Agencies (ERAs) such as police, fire or emergency medical agencies or by employees of a common bureau serving a group of such entities.

     1.75  Rate Center
           -----------

           The specific geographic point and corresponding geographic area that are associated with one or more particular NPA-NXX Codes that have been assigned to a LEC for its provision of Exchange Services. The geographic point is identified by a specific Vertical and Horizontal (V&H) coordinate that is used to calculate distance-sensitive end user traffic to/from the particular NPA-NXXs associated with the specific Rate Center.

     1.76  Right-of-way (ROW)
           ------------------

           The right to use the land or other property of another party to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on, or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes, or other locations.

     1.77  Routing Point
           -------------

           Denotes a location that a LEC has designated on its network as the homing (routing) point for traffic that terminates to Exchange Services provided by the LEC that bear a certain NPA-NXX designation. The Routing Point is used to calculate airline mileage for the distance-sensitive transport element charges of Switched Access Services. Pursuant to Telcordia Technologies Practice BR795-100-100, the Routing Point may be an end office location, or a "LEC Consortium Point of Interconnection." The Routing Point must be in the same LATA as the associated NPA-NXX.

     1.78  Service Control Point (SCP)
           ---------------------------

           The node in the signaling network to which informational requests for service handling, such as routing, are directed and processed. The SCP is a real time database system that, based on a query from the SSP, performs subscriber or application-specific service logic, and then sends instructions back to the SSP on how to continue call processing.

     1.79  Service Switching Point (SSP)
           -----------------------------

           A Signaling Point that can launch queries to databases and receive/interpret responses used to provide specific customer services.

                                     11-9

     1.80  Shared Transport
           ----------------

           The physical interoffice facility not dedicated to any one customer, that is used to transport a call between switching offices. A central office switch translates the end user dialed digits and routes the call over a Common Transport Trunk Group that rides interoffice transmission facilities. These trunk groups and the associated interoffice transmission facilities are accessible by any end user (GTE end user or MEBTEL end user when MEBTEL has purchased unbundled local switching), and are referred to as "shared transport facilities".

     1.81  Signaling Point (SP)
           --------------------

           A node in the CCS network that originates and/or receives signaling messages, or transfers signaling messages from one signaling link to another, or both.

     1.82  Signaling System 7 (SS7)
           ------------------------

           The signaling protocol, Version 7, of the CCS network, based upon American National Standards Institute (ANSI) standards.

     1.83  Signal Transfer Point (STP)
           ---------------------------

           A packet switch in the CCS network that is used to route signaling messages among SSPs, SCPs and other STPs in order to set up calls and to query databases for advanced services. GTE's network includes mated pairs of local and regional STPs. STPs are provided in pairs for redundancy. GTE STPs conform to ANSI T1.111-8 standards.

     1.84  Subsidiary
           ----------

           A corporation or other legal entity that is majority owned by a Party.

     1.85  Subsequent Service Order
           ------------------------

           Applied to LSRs requesting a service change to an existing unbundled account (no CLEC transfer). For disconnect-only LSRs, no NRC will be applied.

     1.86  Synchronous Optical Network (SONET)
           -----------------------------------

           Synchronous electrical (STS) or optical channel (OC) connections between LECs.

     1.87  Switched Access Service
           -----------------------

           The offering of facilities for the purpose of the origination or termination of traffic to or from Exchange Service customers in a given area pursuant to a switched access tariff. Switched Access Services include: Feature Group A, Feature Group B, Feature Group C, Feature Group D, 800 access and 900 access services.

     1.88  Telcordia Technologies
           ----------------------

           A wholly owned subsidiary of Science Applications International Corporation (SAIC). The organization conducts research and development projects for its owners, including development of new telecommunications services. Telcordia Technologies also provides certain centralized technical and management services for the regional holding companies and also provides generic requirements for the telecommunications industry for products, services and technologies.

     1.89 Telecommunications Services
          ---------------------------

          The offering of telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

     1.90 Third Party Contamination
          -------------------------

          Environmental pollution that is not generated by the LEC or MEBTEL but results from off-site activities impacting a facility.

     1.91 Transfer of Service
          -------------------

          A charge applied to LSR's which involve account changes (e.g., CLEC to CLEC transfers, DA & CPE billing changes on Unbundled Ports).

     1.92 Trunk Side
          ----------

          Refers to a central office switch connection that is capable of, and has been programmed to treat the circuit as, connecting to another switching entity, for example, to another central office switch. Trunk side connections offer those transmission and signaling features appropriate for the connection of switching entities and cannot be used for the direct connection of ordinary telephone station sets.

     1.93 Unbundled Network Element (UNE)
          -------------------------------

          Generally a facility or equipment used in the provision of a Telecommunications Service. Specific references to UNEs contained throughout this Agreement shall be to the network elements that are to be unbundled pursuant to Article VII of this Agreement.

     1.94 Undefined Terms
          ---------------

          Terms that may appear in this Agreement which are not defined. Parties acknowledge and agree that any such terms shall be construed in accordance with customary usage in the telecommunications industry as of the effective date of this Agreement.

     1.95 Vertical Features (including CLASS Features)
          --------------------------------------------

          Vertical services and switch functionalities provided by GTE, including: Automatic Call Back; Automatic Recall; Call Forwarding Busy Line/Don't Answer; Call Forwarding Don't Answer; Call Forwarding Variable; Call Forwarding - Busy Line; Call Trace; Call Waiting; Call Number Delivery Blocking Per Call; Calling Number Blocking Per Line; Cancel Call Waiting; Distinctive Ringing/Call Waiting; Incoming Call Line Identification Delivery; Selective Call Forward; Selective Call Rejection; Speed Calling; and Three Way Calling/Call Transfer.

     1.96 Wire Center
          -----------

          A building or space within a building that serves as an aggregation point on a LEC's network, where transmission facilities and circuits are connected or switched. Wire Center can also denote a building in which one or more Central Offices, used for the provision of exchange services and access services, are located.

                                  ARTICLE III

                              GENERAL PROVISIONS

1.   Scope of General Provisions.
     ---------------------------

     Except as may otherwise be set forth in a particular Article or Appendix of this Agreement, in which case the provisions of such Article or Appendix shall control, these General Provisions apply to all Articles and Appendices of this Agreement.

2.   Term and Termination.
     --------------------

     2.1  Term.
          ----

          Subject to the termination provisions contained in this Agreement, the term of this Agreement shall be from the Effective Date of this Agreement until October 24, 2001 and shall continue in effect for consecutive six (6) month terms unless either Party gives the other Party at least ninety (90) calendar days written notice of termination, which termination shall be effective at the end of the then-current term ("Termination Date"). In the event notice is given less than 90 calendar days prior to the end of the current term, this Agreement shall remain in effect for 90 calendar days after such notice is received, provided, that in no case shall the Termination Date be extended beyond 90 calendar days after the end of the current term.

     2.2  Post-Termination Arrangements.
          -----------------------------

          Except in the case of termination as a result of either Party's Default under Section 2.3 below, or a termination upon sale, pursuant to Section 2.4, for service arrangements made available under this Agreement and existing at the time of termination, those arrangements may continue:

          (a) As if under this Agreement, if either Party has requested negotiations for a new agreement pursuant to Sections 251 and 252 of the Act, (i) until this Agreement has been replaced by a new agreement, or (ii) for up to one hundred eighty (180) calendar days following the Termination Date, whichever is earlier.

          (b) If this Agreement is not continued pursuant to subsection (a) preceding under (i) a new agreement voluntarily executed by the Parties; (ii) standard terms and conditions approved and made generally effective by the Commission, if any; (iii) tariff terms and conditions made generally available to all Local Providers; or (iv) any rights under Section 252(i) of the Act.

     2.3  Termination Upon Default.
          ------------------------

          Either Party may terminate this Agreement in whole or in part in the event of a default by the other Party; provided however, that the non-defaulting Party notifies the defaulting party in writing of the alleged default and that the defaulting Party does not cure the alleged default within sixty (60) calendar days of receipt of written notice thereof. Default is defined to include:

          (c) A Party's insolvency or the initiation of bankruptcy or receivership proceedings by or against the Party; or

          (d) A Party's refusal or failure in any material respect properly to perform its obligations under this Agreement, or the violation of any of the material terms or conditions of this Agreement.

                                     III-1

     2.4  Termination Upon Sale.
          ---------------------

          Notwithstanding anything to the contrary contained herein, a Party may terminate this Agreement as to a specific operating area or portion thereof if such Party sells or otherwise transfers the area or portion thereof. The selling or transferring Party shall provide the other Party with at least ninety (90) calendar days' prior written notice of such termination, which shall be effective on the date specified in the notice. Notwithstanding termination of this Agreement as to a specific operating area, this Agreement shall remain in full force and effect in the remaining operating areas.

     2.5  Liability Upon Termination.
          --------------------------

          Termination of this Agreement, or any part hereof, for any cause shall not release either Party from any liability which at the time of termination had already accrued to the other Party or which thereafter accrues in any respect to any act or omission occurring prior to the termination or from an obligation which is expressly stated in this Agreement to survive termination.

3.   Amendments.
     ----------

     Any amendment, modification, or supplement to this Agreement must be in writing and signed by an authorized representative of each Party. The term "this Agreement" shall include future amendments, modifications, and supplements.

4.   Assignment.
     ----------

     Any assignment by either Party of any right, obligation, or duty, in whole or in part, or of any interest, without the written consent of the other Party shall be void, except that either Party may assign all of its rights, and delegate its obligations, liabilities and duties under this Agreement, either in whole or in part, to any entity that is, or that was immediately preceding such assignment, a Subsidiary or Affiliate of that Party without consent, but with written notification. The effectiveness of an assignment shall be conditioned upon the assignee's written assumption of the rights, obligations, and duties of the assigning Party.

5.   Authority.
     ---------

     Each person whose signature appears on this Agreement represents and warrants that he or she has authority to bind the Party on whose behalf he or she has executed this Agreement. Each Party represents he or she has had the opportunity to consult with legal counsel of his or her choosing and MEBTEL has not relied on GTE counsel, pursuant to this Agreement.

6.   Responsibility for Payment.
     --------------------------

     GTE may charge MEBTEL and MEBTEL will pay GTE a deposit before GTE is required to perform under this agreement if MEBTEL has not established a good payment history with GTE. Such deposit will be calculated based on GTE's estimated two-month charges to MEBTEL using MEBTEL's forecast of resale lines and unbundled loops and ports. Interest will be paid on the deposit in accordance with state requirements for end user deposits.

7.   CLEC Profile.
     -------------

     Before orders can be taken, the CLEC Profile must be completed and returned; and, if required, an advanced deposit paid. MEBTEL will provide GTE with its Operating Company Number (OCN), Company Code (CC), and Customer Carrier Name Abbreviation (CCNA) as described in the GTE Guide. MEBTEL agrees to warrant to GTE that it is a certified provider of telecommunications service. MEBTEL will document its Certificate of Operating Authority on the

                                     III-2

     CLEC Profile and agrees to update this CLEC Profile as required to reflect its current certification.

8.   Contact Exchange.
     -----------------

     The Parties agree to exchange and to update contact and referral numbers for order inquiry, trouble reporting, billing inquiries, and information required to comply with law enforcement and other security agencies of the government.

9.   Electronic Interface.
     ---------------------

     The Parties shall work cooperatively in the implementation of electronic gateway access to GTE operational support systems functions in the long-term in accordance with established industry standards. MEBTEL should refer to the GTE Guide for the current OSS capabilities.

     9.1 MEBTEL may migrate to fully interactive system to system interconnectivity. GTE, with input from MEBTEL and other carriers, shall provide general interface specifications for electronic access to this functionality. These specifications will be provided to enable MEBTEL to design system interface capabilities. Development will be in accordance with applicable national standards committee guidelines. Such interfaces will be available as expeditiously as possible.

     9.2 All costs and expenses for any new or modified electronic interfaces exclusively to meet MEBTEL requirements that GTE determines are different from what is Currently Available will be paid by MEBTEL, if GTE is in agreement.

     9.3 MEBTEL shall be responsible for modifying and connecting any of its pre-ordering and ordering systems with GTE provided interfaces as described in the Guide.

10.  Billing and Payment.
     --------------------

     Except as provided elsewhere in this Agreement and where applicable, in conformance with Multiple Exchange Carrier Access Billing (MECAB) guidelines and Multiple Exchange Carriers Ordering and Design Guidelines for Access Services-Industry Support Interface (MECOD), MEBTEL and GTE agree to exchange all information to accurately, reliably, and properly order and bill for features, functions and services rendered under this Agreement.

     10.1 Back Billing.
          -------------

          Neither Party will bill the other Party for previously unbilled charges that are for more than one-year prior to the current billing date.

     10.2 Dispute.
          --------

          If one Party disputes a billing statement issued by the other Party, the billed Party shall notify Provider in writing regarding the nature and the basis of the dispute within six (6) months of the statement date or the dispute shall be waived. The Parties shall diligently work toward resolution of all billing issues.

     10.3 Late Payment Charge.
          --------------------

          If any undisputed amount due on the billing statement is not received by Provider on the payment due date, Provider shall calculate and assess, and Customer agrees to pay, at Provider's option, a charge on the past due balance at an interest rate equal to the amount allowed by the applicable GTE/Contel state access tariffs, the state retail tariff, or the GTOC/GSTC FCC No. 1 tariff, in accordance with the service ordered, or the

                                     III-3
          maximum nonusurious rate of interest under applicable law. Late payment charges shall be included on the next statement.

    10.4  Due Date.
          --------

          Payment is due thirty (30) calendar days from the bill date.

    10.5  Audits.
          ------

          Either Party may conduct an audit of the other Party's books and records pertaining to the Services provided under this Agreement, no more frequently than once per twelve (12) month period, to evaluate the other Party's accuracy of billing, data and invoicing in accordance with this Agreement. Any audit shall be performed as follows: (i) following at least thirty (30) Business Days' prior written notice to the audited Party; (ii) subject to the reasonable scheduling requirements and limitations of the audited Party; (iii) at the auditing Party's sole cost and expense; (iv) of a reasonable scope and duration; (V) in a manner so as not to interfere with the audited Party's business operations; and (vi) in compliance with the audited Party's security rules.

11.  Binding Effect.
     ---------------

     This Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the Parties.

12.  Capacity Planning and Forecasting.
     ----------------------------------

     Within thirty (30) days from the effective date of this Agreement, the Parties agree to have met and developed joint planning and forecasting responsibilities which are applicable to Local Services, including Features, UNEs, Interim Number Portability (INP), Interconnection Services, Collocation, Poles, Conduits and Rights-of-Way (ROW). GTE may delay processing MEBTEL service orders should the Parties not perform obligations as specified in this Section 12. Such responsibilities shall include but are not limited to the following:

     12.1 The Parties will establish periodic reviews of network and technology plans and will notify one another no later than six (6) months in advance of changes that would impact either Party's provision of services.

     12.2 MEBTEL will furnish to GTE information that provides for state-wide annual forecasts of order activity, in-service quantity forecasts, and facility/demand forecasts.

     12.3 The Parties will develop joint forecasting responsibilities for traffic utilization over trunk groups and yearly forecasted trunk quantities as set forth in Article V.

     12.4 MEBTEL shall notify GTE promptly of changes greater than ten percent (10%) to current forecasts (increase or decrease) that generate a shift in the demand curve for the following forecasting period.

13.  Compliance with Laws and Regulations.
     ------------------------------------

     Each Party shall comply with all federal, state, and local statutes, regulations, rules, ordinances, judicial decisions, and administrative rulings applicable to its performance under this Agreement.

                                     III-4

14.  Confidential Information.
     ------------------------

     14.1 Identification.
          --------------

          Either Party may disclose to the other proprietary or confidential customer, technical, or business information in written, graphic, oral or other tangible or intangible forms ("Confidential Information"). In order for information to be considered Confidential Information under this Agreement, it must be marked "Confidential" or "Proprietary," or bear a marking of similar import. Orally or visually disclosed information shall be deemed Confidential Information only if contemporaneously identified as such and reduced to writing and delivered to the other Party with a statement or marking of confidentiality within thirty (30) calendar days after oral or visual disclosure.

          Notwithstanding the foregoing, preorders and all orders for services or UNEs placed by MEBTEL pursuant to this Agreement, and information that would constitute customer proprietary network information of MEBTEL end user customers pursuant to the Act and the rules and regulations of the FCC, as well as recorded usage information with respect to MEBTEL end users, whether disclosed by MEBTEL to GTE or otherwise acquired by GTE in the course of its performance under this Agreement, and where GTE is the North American Numbering Plan (NANP) Number Plan Administrator, MEBTEL information submitted to GTE in connection with such responsibilities shall be deemed Confidential Information of MEBTEL for all purposes under this Agreement whether or not specifically marked or designated as confidential or proprietary.

     14.2 Handling.
          --------

          In order to protect such Confidential Information from improper disclosure, each Party agrees:

          (a) That all Confidential Information shall be and shall remain the exclusive property of the source;

          (b) To limit access to such Confidential Information to authorized employees who have a need to know the Confidential Information for performance of this Agreement;

          (c) To keep such Confidential Information confidential and to use the same level of care to prevent disclosure or unauthorized use of the received Confidential Information as it exercises in protecting its own Confidential Information of a similar nature;

          (d) Not to copy, publish, or disclose such Confidential Information to others or authorize anyone else to copy, publish, or disclose such Confidential Information to others without the prior written approval of the source;

          (e) To return promptly any copies of such Confidential Information to the source at its request; and

          (f) To use such Confidential Information only for purposes of fulfilling work or services performed hereunder and for other purposes only upon such terms as may be agreed upon between the Parties in writing.

     14.3 Exceptions.
          ----------

          These obligations shall not apply to any Confidential Information that was legally in the recipient's possession prior to receipt from the source, was received in good faith from a

                                     III-5
          third party not subject to a confidential obligation to the source, now is or later becomes publicly known through no breach of confidential obligation by the recipient, was developed by the recipient without the developing persons having access to any of the Confidential Information received in confidence from the source, or that is required to be disclosed pursuant to subpoena or other process issued by a court or administrative agency having appropriate jurisdiction, provided, however, that the recipient shall give prior notice to the source and shall reasonably cooperate if the source deems it necessary to seek protective arrangements.

     14.4 Survival.
          --------

          The obligation of confidentiality and use with respect to Confidential Information disclosed by one Party to the other shall survive any termination of this Agreement for a period of three (3) years from the date of the initial disclosure of the Confidential Information.

15.  Consent.
     -------

     Where consent, approval, or mutual agreement is required of a Party, it shall not be conditional, unreasonably withheld, or delayed.

16.  Fraud.
     -----

     MEBTEL assumes responsibility for all fraud associated with its end-user customers and accounts. GTE shall bear no responsibility for, nor is it required to investigate or make adjustments to MEBTEL's account in cases of fraud.

17.  Reimbursement of Expenses.
     -------------------------

     In performing under this Agreement GTE may be required to make expenditures or otherwise incur costs that are not otherwise reimbursed under this Agreement. In such event GTE is entitled to reimbursement from MEBTEL for all such costs. For all such costs and expenses GTE shall receive through NRCs the actual costs and expenses incurred, including labor costs and expenses, overhead and fixed charges, and may include a reasonable contribution to GTE's common costs.

18.  Dispute Resolution.
     ------------------

     18.1 Alternative to Litigation.
          -------------------------

          Except as provided under Section 252 of the Act with respect to the approval of this Agreement by the Commission, the Parties desire to resolve disputes arising out of or relating to this Agreement without litigation. Accordingly, except for action seeking a temporary restraining order or an injunction related to the purposes of this Agreement, or suit to compel compliance with this dispute resolution process, the Parties agree to use the following alternative dispute resolution procedures as the sole remedy with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

     18.2 Negotiations.
          ------------

          At the written request of a Party, each Party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising out of or relating to this Agreement. The Parties intend that these negotiations be conducted by non-lawyer, business representatives. The location, format, frequency, duration, and conclusion of these discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and

                                     III-6
          correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery, and shall not be admissible in the arbitration described below or in any lawsuit without the concurrence of all Parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise discoverable, be discovered or otherwise admissible, be admitted in evidence, in the arbitration or lawsuit.

     18.3 Arbitration.
          -----------

          If the negotiations do not resolve the dispute within sixty (60) Business Days of the initial written request, the dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association except that the Parties may select an arbitrator outside American Arbitration Association rules upon mutual agreement. A Party may demand such arbitration in accordance with the procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this section. Each Party may submit in writing to a Party, and that Party shall so respond to, a maximum of any combination of thirty-five (35) (none of which may have subparts) of the following: interrogatories, demands to produce documents, or requests for admission. Each Party is also entitled to take the oral deposition of one individual of another Party. Additional discovery may be permitted upon mutual agreement of the Parties. The arbitration hearing shall be commenced within sixty (60) Business Days of the demand for arbitration. The arbitration shall be held in a mutually agreeable city. The arbitrator shall control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs. The arbitrator shall rule on the dispute by issuing a written opinion within thirty (30) Business Days after the close of hearings. The times specified in this section may be extended upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

     18.4 Expedited Arbitration Procedures.
          --------------------------------

          If the issue to be resolved through the negotiations referenced in
          Section 18.2 directly and materially affects service to either
          Party's end-user customers, then the period of resolution of the dispute through negotiations before the dispute is to be submitted to binding arbitration shall be five (5) Business Days. Once such a service affecting dispute is submitted to arbitration, the arbitration shall be conducted pursuant to the expedited procedures rules of the Commercial Arbitration Rules of the American Arbitration Association (i.e., rules 53 through 57).

     18.5 Costs.
          -----

          Each Party shall bear its own costs of these procedures. A Party seeking discovery shall reimburse the responding Party the costs of production of documents (including search time and reproduction costs). The Parties shall equally split the fees of the arbitration and the arbitrator.

     18.6 Continuous Service.
          ------------------

          The Parties shall continue providing services to each other during the pendency of any dispute resolution procedure, and the Parties shall continue to perform their obligations (including making payments in accordance with Article IV, Section 4) in accordance with this Agreement.

                                     III-7

19.  Entire Agreement.
     ----------------

     This Agreement constitutes the entire agreement of the Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, negotiations, proposals, and representations, whether written or oral, and all contemporaneous oral agreements, negotiations, proposals, and representations concerning such subject matter. No representations, understandings, agreements, or warranties, expressed or implied, have been made or relied upon in the making of this Agreement other than those specifically set forth herein.

20.  Expenses.
     --------

     Except as specifically set out in this Agreement, each Party shall be solely responsible for its own expenses involved in all activities related to the subject of this Agreement.

21.  Force Majeure.
     -------------

     In the event performance of this Agreement, or any obligation hereunder, is either directly or indirectly prevented, restricted, or interfered with by reason of fire, flood, earthquake or likes acts of God, wars, revolution, civil commotion, explosion, acts of public enemy, embargo, acts of the government in its sovereign capacity, labor difficulties, including without limitation, strikes, slowdowns, picketing, or boycotts, unavailability of equipment from vendor, changes requested by Customer, or any other circumstances beyond the reasonable control and without the fault or negligence of the Party affected, the Party affected, upon giving prompt notice to the other Party, shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction, or interference (and the other Party shall likewise be excused from performance of its obligations on a day-to-day basis until the delay, restriction or interference has ceased); provided however, that the Party so affected shall use diligent efforts to avoid or remove such causes of nonperformance and both Parties shall proceed whenever such causes are removed or cease.

22.  Good Faith Performance.
     ----------------------

     In the performance of their obligations under this Agreement, the Parties shall act in good faith. In situations in which notice, consent, approval or similar action by a Party is permitted or required by any provision of this Agreement, such action shall not be conditional, unreasonably withheld or delayed.

23.  Governing Law.
     -------------

     This Agreement shall be governed by and construed in accordance with the Telecommunications Act of 1996, applicable federal and (to the extent not inconsistent therewith) domestic laws of the state where the services are provided or the facilities reside and shall be subject to the exclusive jurisdiction of the courts therein.

24.  Standard Practices.
     ------------------

     The Parties acknowledge that GTE shall be adopting some industry standard practices and/or establishing its own standard practices to various requirements hereunder applicable to the CLEC industry which may be added in the Guide. MEBTEL agrees that GTE may implement such practices to satisfy any GTE obligations under this Agreement.

25.  Headings.
     --------

     The headings in this Agreement are inserted for convenience and identification only and shall not be considered in the interpretation of this Agreement.

                                     III-8

26.   Independent Contractor Relationship.
      ------------------------------------

      The persons provided by each Party shall be solely that Party's employees and shall be under the sole and exclusive direction and control of that Party. They shall not be considered employees of the other Party for any purpose. Each Party shall remain an independent contractor with respect to the other and shall be responsible for compliance with all laws, rules and regulations involving, but not limited to, employment of labor, hours of labor, health and safety, working conditions and payment of wages. Each Party shall also be responsible for payment of taxes, including federal, state and municipal taxes, chargeable or assessed with respect to its employees, such as Social Security, unemployment, workers' compensation, disability insurance, and federal and state withholding. Each Party shall indemnify the other for any loss, damage, liability, claim, demand, or penalty that may be sustained by reason of its failure to comply with this provision.

27.   Law Enforcement Interface.
      --------------------------

      27.1 Except to the extent not available in connection with GTE's operation of its own business, GTE shall provide seven day a week/twenty-four hour a day assistance to law enforcement persons for emergency traps, assistance involving emergency traces and emergency information retrieval on customer invoked CLASS services.

      27.2 GTE agrees to work jointly with MEBTEL in security matters to support law enforcement agency requirements for taps, traces, court orders, etc. Charges for providing such services for MEBTEL customers will be billed to MEBTEL.

      27.3 GTE WILL, in non emergency situations, inform the requesting law enforcement agencies that the end-user to be wire tapped, traced, etc. is a MEBTEL Customer and shall refer them to MEBTEL.

      27.4 Subsequent to the execution and approval of this Agreement by the Commission, the parties shall establish a separate contract or authorization agreement specific to the Nuisance Call Bureau
               (NCB) and Security Control Center (SCC) for CLEC procedures which will be in compliance with applicable state and federal laws.

28.   Liability and Indemnity.
      ------------------------

      28.1     Indemnification.
               ----------------

               Subject to the limitations set forth in Section 28.4 of this
               Article III, each Party agrees to release, indemnify, defend, and hold harmless the other Party from all losses, claims, demands, damages, expenses, suits, or other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, whether suffered, made, instituted, or asserted by any other party or person, for invasion of privacy, personal injury to or death of any person or persons, or for losses, damages, or destruction of property, whether or not owned by others, approximately caused by the indemnifying Party's negligence or willful misconduct, regardless of form of action. The indemnified Party agrees to notify the other Party promptly, in writing, of any written claims, lawsuits, or demands for which it is claimed that the indemnifying Party is responsible under this Section and to cooperate in every reasonable way to facilitate defense or settlement of claims. The indemnifying Party shall have complete control over defense of the case and over the terms of any proposed settlement or compromise thereof. The indemnifying Party shall not be liable under this Section for settlement by the indemnified Party or any claim, lawsuit, or demand, if the indemnifying Party has not approved the settlement in advance, unless the indemnifying Party has had the defense of the claim, lawsuit, or demand tendered to it in writing and has failed to assume such defense. In the event of

                                     III-9
          such failure to assume defense, the indemnifying Party shall be liable for any reasonable settlement made by the indemnified Party without approval of the indemnifying Party.

    28.2  End-User and Content-Related Claims.
          ------------------------------------

          The Indemnifying Party agrees to release, indemnify, defend, and hold harmless the other Party, its affiliates, and any third-party provider or operator of facilities involved in the provision of services, UNEs or Facilities under this Agreement (collectively, the "Indemnified Party") from all losses, claims, demands, damages, expenses, suits, or other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, suffered, made, instituted, or asserted by the Indemnifying Party's end-users against an Indemnified Party arising from Services, UNEs or Facilities. The Indemnifying Party further agrees to release, indemnify, defend, and hold harmless the Indemnified Party from all losses, claims, demands, damages, expenses, suits, or other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, suffered, made, instituted, or asserted by any third party against an Indemnified Party arising from or in any way related to actual or alleged defamation, libel, slander, interference with or misappropriation of proprietary or creative right, or any other injury to any person or property arising out of content transmitted by the Indemnifying Party and the Indemnified Party or such Party's end-users, or any other act or omission of the Indemnified Party or such Party's end-users.

    28.3  DISCLAIMER.
          -----------

          EXCEPT AS SPECIFICALLY PROVIDED TO THE CONTRARY IN THIS AGREEMENT, PROVIDER MAKES NO REPRESENTATIONS OR WARRANTIES TO CUSTOMER CONCERNING THE SPECIFIC QUALITY OF ANY SERVICES, UNEs OR FACILITIES PROVIDED UNDER THIS AGREEMENT. PROVIDER DISCLAIMS, WITHOUT LIMITATION, ANY WARRANTY OR GUARANTEE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR FROM USAGES OF TRADE.

    28.4  Limitation of Liability.
          ------------------------

          Each Party's liability, whether in contract, tort or otherwise, shall be limited to direct damages, which shall not exceed the monthly charges, plus any related costs/expenses GTE may recover, including those under Section 17 above, and plus any costs/expenses for which the Parties specify reimbursement in this Agreement for the services or facilities for the month during which the claim of liability arose. Under no circumstance shall either Party be responsible or liable for indirect, incidental, or consequential damages, including, but not limited to, economic loss or lost business or profits, damages arising from the use or performance of equipment or software, or the loss of use of software or equipment, or any accessories attached thereto, delay, error, or loss of data. Should either Party provide advice, make recommendations, or supply other analysis related to the services or facilities described in this Agreement, this limitation of liability shall apply to provision of such advice, recommendations, and analysis.

    28.5  Intellectual Property.
          ----------------------

          Neither Party shall have any obligation to defend, indemnify or hold harmless, or acquire any license or right for the benefit of, or owe any other obligation or have any liability to, the other based on or arising from any claim, demand, or proceeding by any third party alleging or asserting that the use of any circuit, apparatus, or system, or the use of any software, or the performance of any service or method, or the provision or use of any facilities by either Party under this Agreement constitutes direct or contributory

                                    III-10
               infringement, or misuse or misappropriation of any patent, copyright, trademark, trade secret, or any other proprietary or intellectual property right of any third party.

29.  Multiple Counterparts.
     ----------------------

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall together constitute but one and the same document.

30.  No Third Party Beneficiaries.
     -----------------------------

     Except as may be specifically set forth in this Agreement, this Agreement does not provide and shall not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other right or privilege.

31.  Notices.
     --------

     Any notice to a Party required or permitted under this Agreement shall be in writing and shall be deemed to have been received on the date of service if served personally, on the date receipt is acknowledged in writing by the recipient if delivered by regular U.S. mail, or on the date stated on the receipt if delivered by certified or registered mail or by a courier service that obtains a written receipt. Upon prior immediate oral agreement of the parties' designated recipients identified below, notice may also be provided by facsimile, Internet or electronic messaging system, which shall be effective if sent before 5:00 p.m. on that day, or if sent after 5:00 p.m. it will be effective on the next Business Day following the date sent. Any notice shall be delivered using one of the alternatives mentioned in this section and shall be directed to the applicable address or Internet ID indicated below or such address as the Party to be notified has designated by giving notice in compliance with this section:

     If to GTE:   GTE North Incorporated
                  GTE South Incorporated
                  Attention: Assistant Vice President/Associate General Counsel
                  Service Corporation
                  600 Hidden Ridge - HQEWMNOTICES
                  Irving, TX 75038
                  Telephone number: 972/718-6361
                  Facsimile number: 972/718-3403
                  Internet Address: wmnotices@telops.gte.com

                                      and

                  GTE North Incorporated
                  GTE South Incorporated
                  Attn: Director-Wholesale Contract Compliance
                  Network Services
                  600 Hidden Ridge - HQEWMNOTICES
                  Irving, TX 75038
                  Telephone Number: 972/718-5988
                  Facsimile Number: 972/719-1519
                  Internet Address: wmnotices@telops.gte.com

                                    III-11

     If to MEBTEL:        MebTel Integration Communication Solutions, Inc.
                          Attention: Bruce J. Becker, CEO ICS/LDS
                          103 South Fifth Street
                          Mebane, NC 27302
                          Telephone number: 919/563-8156
                          Internet Address: beckerb@mebtel.com
32. Protection.
    -----------

    32.1  Impairment of Service.
          ----------------------

          The characteristics and methods of operation of any circuits, facilities or equipment of either Party connected with the services, facilities or equipment of the other Party pursuant to this Agreement shall not interfere with or impair service over any facilities of the other Party, its affiliated companies, or its connecting and concurring carriers involved in its services, cause damage to its plant, violate any applicable law or regulation regarding the invasion of privacy of any communications carried over the Party's facilities or create hazards to the employees of either Party or to the public (each hereinafter referred to as an "Impairment of Service").

    32.2  Resolution.
          -----------

          If either Party causes an Impairment in Service, the Party whose network or service is being impaired (the "Impaired Party") shall promptly notify the Party causing the Impairment of Service (the "Impairing Party") of the nature and location of the problem and that, unless promptly rectified, a temporary discontinuance of the use of any circuit, facility or equipment may be required. The Impairing Party and the Impaired Party agree to work together to attempt to promptly resolve the Impairment of Service. If the Impairiing Party is unable to promptly remedy the Impairment of Service, then the Impaired Party may at its option temporarily discontinue the use of the affected circuit, facility or equipment.

33. Publicity.
    ----------

    Any news release, public announcement, advertising, or any form of publicity pertaining to this Agreement, provision of Services, UNEs or Facilities pursuant to it, or association of the Parties with respect to provision of the services described in this Agreement shall be subject to prior written approval of both GTE and MEBTEL.

34. Regulatory Agency Control.
    --------------------------

    This Agreement shall at all times be subject to changes, modifications, orders, and rulings by the Federal Communications Commission and/or the applicable state utility regulatory commission to the extent the substance of this Agreement is or becomes subject to the jurisdiction of such agency.

35. Changes in Legal Requirements.
    ------------------------------

    GTE and MEBTEL further agree that the terms and conditions of this Agreement were composed in order to effectuate the legal requirements in effect at the time the Agreement was produced. Any modifications to those requirements will be deemed to automatically supersede any terms and conditions of this Agreement.

36. Effective Date.
    ---------------

    This Agreement will be effective only upon execution by both Parties and approval by the Commission in accordance with Section 252 of the Act. The "effective date" of this Agreement for all purposes will be as established by the Commission approval order. The Parties agree

                                 III-12
    orders for services will not be submitted or accepted within the first ten
    (10) business days after the agreement is effective.

37. Regulatory Matters.
    -------------------

    Each Party shall be responsible for obtaining and keeping in effect all FCC, state regulatory commission, franchise authority and other regulatory approvals that may be required in connection with the performance of its obligations under this Agreement.

    If either Party does not provide necessary filing materials within 90 days of execution of this Agreement, any contract signatures will no longer be effective. If both Parties determine to proceed with filing, negotiations between the Parties will resume.

38. Rule of Construction.
    ---------------------

    No rule of construction requiring interpretation against the drafting Party hereof shall apply in the interpretation of this Agreement.

39. Section References.
    -------------------

    Except as otherwise specified, references within an Article of this Agreement to a Section refer to Sections within that same Article.

40. Service Standards To Measure Quality of Service.
    ------------------------------------------------

    40.1 Not withstanding anything in this Agreement to the contrary, the Parties will provide a level of service to each other with respect to Interconnection, Unbundled Network Elements, and Resale ("services") under this Agreement in compliance with the non-discrimination requirements of the Act. GTE will provide MEBTEL with service standards to measure quality of service that GTE currently offers to CLECs at the time of execution of this Agreement. Service standards to measure quality of service are subject to continued evolution within the industry and when developed and implemented in GTE systems, GTE will automatically modify existing service standards to measure quality of service.

    40.2 The Parties will notify each other of network events that can result or have resulted in service interruption, blocked calls, and/or changes in network performance in accordance with Article V, Section 10.

41. Severability.
    -------------

    If any provision of this Agreement is held by a court or regulatory agency of competent jurisdiction to be unenforceable, the rest of the Agreement shall remain in full force and effect and shall not be affected unless removal of that provision results, in the opinion of either Party, in a material change to this Agreement. If a material change as described in this paragraph occurs as a result of action by a court or regulatory agency, the Parties shall negotiate in good faith for replacement language. If replacement language cannot be agreed upon within a reasonable period, either Party may terminate this Agreement without penalty or liability for such termination upon written notice to the other Party.

42. Subcontractors.
    ---------------

    Provider may enter into subcontracts with third parties or affiliates for the performance of any of Provider's duties or obligations under this Agreement.

                                    III-13

43. Subsequent Law.
    ---------------

    The terms and conditions of this Agreement shall be subject to any and all applicable laws, rules, or regulations that subsequently may be prescribed by any federal, state or local governmental authority. To the extent required by any such subsequently prescribed law, rule, or regulation, the Parties agree to modify, in writing, the affected term(s) and condition(s) of this Agreement to bring them into compliance with such law, rule, or regulation.

44. Taxes.
    ------

    Any state or local excise, sales, or use taxes (excluding any taxes levied on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party. The collecting Party shall charge and collect from the obligated Party, and the obligated Party agrees to pay to the collecting Party, all applicable taxes, except to the extent that the obligated Party notifies the collecting Party and provides to the collecting Party appropriate documentation as GTE requires that qualifies the obligated Party for a full or partial exemption. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The obligated Party may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery, provided that such Party shall not permit any lien to exist on any asset of the other Party by reason of the contest. The collecting Party shall cooperate in any such contest by the other Party. The other Party will indemnify the collecting Party from any sales or use taxes that may be subsequently levied on payments by the other Party to the collecting Party.

    44.1  Tax.
          ----

          A charge which is statutorily imposed by the state or local jurisdiction and is either (a) imposed on the seller with the seller having the right or responsibility to pass the charge(s) on to the purchaser and the seller is responsible for remitting the charge(s) to the state or local jurisdiction or (b) imposed on the purchaser with the seller having an obligation to collect the charge(s) from the purchaser and remit the charge(s) to the state or local jurisdiction.

          Taxes shall include but not be limited to: federal excise tax, state/local sales and use tax, state/local utility user tax, state/local telecommunication excise tax, state/local gross receipts tax, and local school taxes. Taxes shall not include income, income-like, gross receipts on the revenue of a Provider, or property taxes. Taxes shall not include payroll withholding taxes unless specifically required by statute or ordinance.

    44.2  Fees/Regulatory Surcharges.
          ---------------------------

          A charge imposed by a regulatory authority, other agency, or resulting from a contractual obligation, in which the seller is responsible or required to collect the fee/surcharge from the purchaser and the seller is responsible for remitting the charge to the regulatory authority, other agency, or contracting party.

          Fees/Regulatory Surcharges shall include but not be limited to E-911/911, E311/311, franchise fees, and Commission surcharges.

45. Trademarks and Trade Names.
    ---------------------------

    Except as specifically set out in this Agreement, nothing in this Agreement shall grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, or trade names of the other for any purpose whatsoever.

                                    III-14

46.  Waiver.
     -------

     The failure of either Party to insist upon the performance of any provision of this Agreement, or to exercise any right or privilege granted to it under this Agreement, shall not be construed as a waiver of such provision or any provisions of this Agreement, and the same shall continue in full force and effect.

47.  Environmental Responsibility.
     -----------------------------

     47.1 MEBTEL is responsible for compliance with all laws regarding the handling, use, transport, storage, and disposal of, and for all hazards created by and damages or injuries caused by, any materials brought to or used at the Facility by MEBTEL. In accordance with
           Section 47.10, MEBTEL will indemnify GTE for all claims, fees, penalties, damages, and causes of action with respect to these materials. No substantial new safety or environmental hazards shall be created or new hazardous substances shall be used at a GTE Facility. MEBTEL must demonstrate adequate training and emergency response capabilities related to materials brought to, used, or existing at the GTE Facility.

     47.2 MEBTEL, its invitees, agents, employees, and contractors agree to comply with such reasonable environmental or safety practices/procedures, whether or not required by law, as requested by GTE when working at a GTE Facility. The Parties acknowledge and agree that nothing in this Agreement or in any of GTE's practices/procedures constitutes a warranty or representation by GTE that MEBTEL's compliance with GTE's practices/procedures, with this Agreement, or with GTE's directions or recommendations will achieve compliance with any applicable law. MEBTEL is responsible for ensuring that all activities conducted by MEBTEL at the Facility are in accordance with all applicable federal, state, and local laws, regulations, permits, and agency orders, approvals, and authorizations relating to safety, health, and the environment.

     47.3 GTE and MEBTEL shall provide to each other notice of known and recognized physical hazards or hazardous substances brought to, used, or existing at the GTE Facility. Each Party is required to promptly provide specific notice of conditions or circumstances potentially posing a threat of imminent danger, including, by way of example only, a defective utility pole or significant petroleum contamination in a manhole.

     47.4 MEBTEL shall obtain and use its own environmental permits, approvals, or identification numbers to the extent that such permits, approvals, or identification numbers are required under applicable laws. If the relevant regulatory authority refuses to issue a separate permit, approval, or identification number to MEBTEL after a complete and proper request by MEBTEL for same, then GTE's permit, approval, or identification number may be used as authorized by law and upon prior approval by GTE. In that case, MEBTEL must comply with all of GTE's environmental, health, and safety practices/procedures relating to the activity in question, including, but not limited to, use of environmental "best management practices (BMP)" and selection criteria for vendors and disposal sites. The Parties acknowledge and agree that nothing in this Agreement, use of GTE's permits, approvals, or identification numbers, or compliance with GTE's practices/procedures constitutes a representation or warranty that MEBTEL's activities will be in compliance with applicable laws, and such compliance or use of GTE's permits, approvals, or identification numbers creates no right of action against GTE.

     47.5 If Third Party Contamination is discovered at a GTE Facility, the Party uncovering the contamination must timely notify the proper safety or environmental authorities, to the extent that such notification is required by applicable law. If MEBTEL discovers Third Party Contamination, MEBTEL will immediately notify GTE and will consult with GTE prior to making any required notification, unless the time required for prior consultation would preclude MEBTEL from complying with an applicable reporting requirement.

                                    III-15

     47.6 GTE and MEBTEL shall coordinate plans or information required to be submitted to government agencies, such as, by way of example only, emergency response plans and chemical inventory reporting. If fees are associated with such filings, GTE and MEBTEL must develop a cost sharing procedure.

     47.7 When conducting operations in any GTE manhole or vault area, MEBTEL shall follow appropriate practices/procedures in evaluating and managing any water, sediment, or other material present in the manhole or vault area so as to ensure compliance with all applicable laws, regulations, permits, and requirements applicable in such circumstances and to ensure safe practices. MEBTEL shall be responsible for obtaining any permit, regulatory approval, or identification number necessary for any of its operations involving the evaluation, collection, discharge, storage, disposal, or other management of water, sediment, or other material present in a GTE manhole or vault area. GTE shall not be responsible for any costs incurred by MEBTEL in meeting its obligations under this Section.

     47.8 MEBTEL shall provide reasonable and adequate compensation to GTE for any additional or increased costs associated with compliance with any federal, state, or local law, regulation, permit, or agency requirement related to safety, health, or the environment where such additional or increased cost is incurred as a result of providing MEBTEL with interconnection or collocation, including, but not limited to, costs associated with obtaining appropriate permits or agency authorizations or approvals, remediation or response to any release or threatened release of any regulated substance, investigation or testing related, and training or notification requirements.

     47.9  Activities impacting safety or the environment of a Right of Way
           (ROW) must be harmonized with the specific agreement and the relationship between GTE and the land owner. In this regard, MEBTEL must comply with any limitations associated with a ROW, including, but not limited to, limitations on equipment access due to environmental conditions (e.g., wetland areas having equipment restrictions).

     47.10 Notwithstanding Section 27, with respect to environmental responsibility under this Section 47, GTE and MEBTEL shall each indemnify, defend, and hold harmless the other Party from and against any claims (including, without limitation, third-party claims for personal injury or real or personal property damage), judgments, damages (including direct and indirect damage and punitive damages), penalties, fines, forfeitures, cost, liabilities, interest and losses arising from or in connection with (a) the indemnifying Party's negligent or willful misconduct, regardless of form; (b) the violation or alleged violation of any federal, state, or local law, regulation, permit, or agency requirement relating to safety, health, or the environment; or (c) the presence or alleged presence of contamination arising out of the indemnifying Party's acts or omissions concerning its operations at the GTE Facility.

48.  TBD Prices.
     -----------

     Numerous provisions in this Agreement and its Attachments refer to pricing principles. If a provision references prices in an Attachment and there are no corresponding prices in such Attachment, such price shall be considered "To Be Determined" (TBD). With respect to all TBD prices, prior to MEBTEL ordering any such TBD item, the Parties shall meet and confer to establish a price. If the Parties are unable to reach agreement on a price for such item, an interim price shall be set for such item that is equal to the price for the nearest analogous item for which a price has been established (for example, if there is not an established price for a non recurring charge (NRC) for a specific UNE, the Parties would use the NRC for the most analogous retail service for which there is an established price). Any interim prices so set shall be subject to modification by any subsequent decision of the Commission. If an interim price is different from the rate subsequently established by the Commission, any underpayment shall be

                                    III-16
     paid by MEBTEL to GTE, and any overpayment shall be refunded by GTE to MEBTEL, within 45 Business Days after the establishment of the price by the Commission.

49.  Amendment of Certain Rates, Terms and Conditions. The rates, terms and
     ------------------------------------------------
     conditions in this Agreement that are specified in Appendix 49A (the "AT&T Terms") were taken from the GTE/AT&T Interconnection, Resale and Unbundling Agreement (the AT&T Agreement) approved by the Commission in Case No. 96-AB-005. The rates, terms and conditions not included in this Agreement but referenced in Appendix 49B (the "GTE Terms") were excluded from the AT&T Agreement by the Commission in Case No. 96-AB-005. GTE and MEBTEL agree that if the AT&T Terms are deemed to be unlawful, or are stayed, enjoined or otherwise modified, in whole or in part, by a court or commission of competent jurisdiction, then this Agreement shall be deemed to have been amended accordingly, by modification of the AT&T Terms or, as appropriate, the substitution of GTE Terms for all stayed and enjoined AT&T Terms, and such amendments shall be effective retroactive to the Effective Date of this Agreement.

     GTE and MEBTEL further agree that the terms and conditions of this Agreement reflect certain requirements of the FCC's First Report and Order in CC Docket No. 96-98. The terms and conditions of this Agreement shall be subject to any and all actions by any court or other governmental authority that invalidate, stay, vacate or otherwise modify the FCC's First Report and Order, in whole or in part ("actions"). To the extent warranted by any such action, the parties agree that this Agreement shall be deemed to have been modified accordingly as in the first paragraph of this Section 49. The parties agree to immediately apply any affected terms and conditions, including any in other sections and articles of this Agreement, consistent with such action, and within a reasonable time incorporate such modified terms and conditions in writing into the Agreement. If the AT&T Terms are affected by such action and GTE determines they cannot be consistently applied therewith, the GTE Terms shall apply. MEBTEL acknowledges that GTE may seek to enforce such action before a commission or court of competent jurisdiction. GTE does not waive any position regarding the illegality or inappropriateness of the FCC's First Report and Order.

     The rates, terms and conditions (including rates which may be applicable under true-up) specified in both the GTE Terms and the AT&T Terms are further subject to amendment, retroactive to the Effective Date of the Agreement, to provide for charges or rate adjustments resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's end user surcharge)), the establishment of a competitively neutral universal service system, or any appeal or other litigation.

     If the Commission (or any other commission or federal or state court) in reviewing this Agreement pursuant to applicable state and federal laws, including Section 252(e) of the Telecommunications Act of 1996, deletes or modifies in any way this Section 49, MEBTEL agrees that this entire Agreement is void and will not become effective, and MEBTEL agrees to withdraw this Agreement from consideration by the Commission (or any other commission or federal or state court).

                                    III-17

                                  ARTICLE IV

                    GENERAL RULES GOVERNING RESOLD SERVICES
                            AND UNBUNDLED ELEMENTS

1.   General.
     --------

     General regulations, terms and conditions governing rate applications, technical parameters, service availability, definitions and feature interactions, as described in the appropriate GTE intrastate local, toll and access tariffs, apply to retail services made available by GTE to MEBTEL for resale and UNEs provided by GTE to MEBTEL, when appropriate, unless otherwise specified in this Agreement. As applied to services or UNEs offered under this Agreement, the term "Customer" contained in the GTE Retail Tariff shall be deemed to mean "MEBTEL" as defined in this Agreement.

2.   Liability of GTE.
     -----------------

     2.1    Inapplicability of Tariff Liability.
            ------------------------------------

            GTE's general liability, as described in the GTE Retail Tariff, does not extend to MEBTEL's customers or any other third party. Liability of GTE to MEBTEL resulting from any and all causes arising out of services, facilities, UNEs or any other items relating to this Agreement shall be governed by the liability provisions contained in this Agreement and no other liability whatsoever shall attach to GTE. GTE shall be liable for the individual services, facilities or elements that it separately provides to MEBTEL and shall not be liable for the integration of components combined by MEBTEL.

     2.2    MEBTEL Tariffs or Contracts.
            ----------------------------

            MEBTEL shall, in its tariffs or other contracts for services provided to its end-users using services, facilities or UNEs obtained from GTE, provide that in no case shall GTE be liable to MEBTEL's end-users or any third parties for any indirect, special or consequential damages, including, but not limited to, economic loss or lost business or profits, whether foreseeable or not, and regardless of notification by MEBTEL of the possibility of such damages and MEBTEL shall indemnify and hold GTE harmless from any and all claims, demands, causes of action and liabilities based on any reason whatsoever from its customers as provided in this Agreement. Nothing in this Agreement shall be deemed to create a third-party beneficiary relationship with MEBTEL's end-users.

      2.3   No Liability for Errors.
            ------------------------

            GTE is not liable for mistakes that appear in GTE's listings, 911 and other information databases, or for incorrect referrals of end-users to MEBTEL for any ongoing MEBTEL service, sales or repair inquiries, and with respect to such mistakes or incorrect referrals, MEBTEL shall indemnify and hold GTE harmless from any and all claims, demands, causes of action and liabilities whatsoever, including costs, expenses and reasonable attorney's fees incurred on account thereof, by third parties, including MEBTEL's end-users or employees. For purposes of this Section 2.3, mistakes and incorrect referrals shall not include matters arising out of the willful misconduct of GTE or its employees or agents.

3.   Unauthorized Changes.
     ---------------------

     3.1  Procedures.
          -----------

          If MEBTEL submits an order for resold services or unbundled elements under this Agreement in order to provide service to an end-user that at the time the order is submitted is obtaining its local services from GTE or another LEC using GTE resold services or unbundled elements, and the end-user notifies GTE that the end-user did not authorize MEBTEL to provide local exchange services to the end-user, MEBTEL must provide GTE with written documentation of authorization from that end-user within thirty (30) Business Days of notification by GTE. If MEBTEL cannot provide written documentation of authorization within such time frame, MEBTEL must within three (3) Business Days thereafter:

          (a) notify GTE to change the end-user back to the LEC providing service to the end-user before the change to MEBTEL was made; and

          (b) provide any end-user information and billing records MEBTEL has obtained relating to the end-user to the LEC previously serving the end-user; and

          (c) notify the end-user and GTE that the change back to the previous LEC has been made.

          Furthermore, GTE will bill MEBTEL fifty dollars ($50.00) per affected line to compensate GTE for switching the end-user back to the original LEC.

4.   Impact of Payment of Charges on Service.
     ----------------------------------------

     MEBTEL is solely responsible for the payment of all charges for all services, facilities and elements furnished under this Agreement, including, but not limited to, calls originated or accepted at its or its end-users' service locations. If MEBTEL fails to pay when due any and all charges billed to MEBTEL under this Agreement, including any late payment charges (collectively, "Unpaid Charges"), and any or all such charges remain unpaid more than forty-five (45) calendar days after the bill date of such Unpaid Charges excepting previously disputed charges for which MEBTEL may withhold payment, GTE shall notify MEBTEL in writing that it must pay all Unpaid Charges to GTE within seven (7) Business Days. If MEBTEL disputes the billed charges, it shall, within said seven (7) day period, inform GTE in writing of which portion of the Unpaid Charges it disputes, including the specific details and reasons for the dispute, unless such reasons have been previously provided, and shall immediately pay to GTE all undisputed charges. If MEBTEL and GTE are unable, within thirty (30) Business Days thereafter, to resolve issues related to the disputed charges, then either MEBTEL or GTE may file a request for arbitration under Article III of this Agreement to resolve those issues. Upon resolution of any dispute hereunder, if MEBTEL owes payment it shall make such payment to GTE with any late payment charge under Article III,
     Section 10.3, from the original payment due date. If MEBTEL owes no payment, but has previously paid GTE such disputed payment, then GTE shall credit such payment including any late payment charges. If MEBTEL fails to pay any undisputed Unpaid Charges, MEBTEL shall, at its sole expense, within five (5) Business Days notify its end-users that their service may be disconnected for MEBTEL's failure to pay Unpaid Charges, and that its end-users must select a new provider of local exchange services. GTE may discontinue service to MEBTEL upon failure to pay undisputed charges as provided in this Section 4, and shall have no liability to MEBTEL or MEBTEL's end-users in the event of such disconnection. If MEBTEL fails to provide such notification or any of MEBTEL's end-users fail to select a new provider of services within the applicable time period, GTE may provide local exchange services to MEBTEL's end-users under GTE's applicable end-user tariff at the then current charges for the services being provided. In this circumstance, otherwise applicable service establishment charges will not apply to MEBTEL's end-user, but will be assessed to MEBTEL.

5.   Unlawful Use of Service.
     ------------------------

     Services, facilities or unbundled elements provided by GTE pursuant to this Agreement shall not be used by MEBTEL or its end-users for any purpose in violation of law. MEBTEL, and not GTE, shall be responsible to ensure that MEBTEL and its end-users use of services, facilities or unbundled elements provided hereunder comply at all times with all applicable laws. GTE may refuse to furnish service to MEBTEL or disconnect particular services, facilities or unbundled elements provided under this Agreement to MEBTEL or, as appropriate, MEBTEL's end-user when (i) an order is issued by a court of competent jurisdiction finding that probable cause exists to believe that the use made or to be made of the service, facilities or unbundled elements is prohibited by law or (ii) GTE is notified in writing by a law enforcement agency acting within its jurisdiction that any facility furnished by GTE is being used or will be used for the purpose of transmitting or receiving gambling information in interstate or foreign commerce in violation of law. Termination of service shall take place after reasonable notice is provided to MEBTEL, or as ordered by the court. If facilities have been physically disconnected by law enforcement officials at the premises where located, and if there is not presented to GTE the written finding of a court, then upon request of MEBTEL and agreement to pay restoral of service charges and other applicable service charges, GTE shall promptly restore such service.

6.   Timing of Messages.
     -------------------

     With respect to GTE resold measured rate local service(s), chargeable time begins when a connection is established between the calling station and the called station. Chargeable time ends when the calling station "hangs up," thereby releasing the network connection. If the called station "hangs up" but the calling station does not, chargeable time ends when the network connection is released by automatic timing equipment in the network. Timing of messages applicable to GTE's Port and Local Switching element (usage sensitive services) will be recorded based on originating and terminating access.

7.   Procedures For Preordering, Ordering, Provisioning, Etc.
     --------------------------------------------------------

     Certain procedures for preordering, ordering, provisioning, maintenance and billing and electronic interfaces for many of these functions are governed by the GTE Guide. In accordance with Article III, Section 7, GTE will not process resale or unbundled network element orders until the MEBTEL Profile has been completed and returned; and, if required, an advanced deposit paid.

8.   Letter of Authorization
     -----------------------

     8.1 GTE will not release the Customer Service Record (CSR) containing Customer Proprietary Network Information (CPNI) to MEBTEL on GTE end-user customer accounts unless MEBTEL first provides to GTE a written Letter of Authorization (LOA). Such LOA may be a blanket LOA or other form agreed upon between GTE and MEBTEL authorizing the release of such information to MEBTEL or if state or federal law provides otherwise, in accordance with such law.

     8.2 An (LOA) will be required before GTE will process an order for Services provided in cases in which the subscriber currently receives Exchange Service from GTE or from a local service provider other than MEBTEL. Such LOA may be a blanket LOA or such other form as agreed upon between GTE and MEBTEL.

9.   Customer Contacts.
     ------------------

     Except as otherwise provided in this Agreement or as agreed to in a separate writing by MEBTEL, MEBTEL shall provide the exclusive interface with MEBTEL's end-user customers in connection with the marketing or offering of MEBTEL services. Except as otherwise provided in this Agreement, in those instances in which GTE personnel are required pursuant to this Agreement to interface directly with MEBTEL's end-users, such personnel shall not identify themselves as representing GTE. All forms, business cards or other business materials furnished by GTE to MEBTEL end-users shall be generic in nature. In no event shall GTE personnel acting on behalf of MEBTEL pursuant to this Agreement provide information to MEBTEL end-users about GTE products or services unless otherwise authorized by MEBTEL.

                                   ARTICLE V

           INTERCONNECTION AND TRANSPORT AND TERMINATION OF TRAFFIC

1.   Services Covered by This Article.
     ---------------------------------

     1.1  Types of Services.
          ------------------

          This Article governs the provision of internetwork facilities (i.e., physical interconnection services and facilities), Meet-Point Billing
          (MPB) by GTE to MEBTEL or by MEBTEL to GTE and the transport and termination and billing of Local, IntraLATA Toll, optional EAS traffic and jointly provided Interexchange Carrier (IXC) access between GTE and MEBTEL. The services and facilities described in this Article shall be referred to in this Article V as the "Services."

          1.1.1 MEBTEL initiates orders for trunk-side interconnection services by sending an ASR to GTE. MEBTEL should submit ASRs to GTE through on-line applications or electronic files. The ordering process is described in the GTE Guide. The ASR will be reviewed by GTE for validation and correction of errors. Errors will be referred back to MEBTEL. MEBTEL then will correct any errors that GTE has identified and resubmit the request to GTE electronically through a supplemental ASR.

2.   Billing and Rates.
     ------------------

     2.1  Service Ordering, Service Provisioning, and Billing.
          ----------------------------------------------------

          MEBTEL will order services for interim number portability, directly from GTE through an electronic interface or fax. The following describes generally the processes GTE will use for ordering, provisioning and billing for interconnection facilities and services. Except as specifically provided otherwise in this Agreement, service ordering, provisioning, billing and maintenance shall be governed by the GTE Guide.

     2.2  Rates and Charges.
          ------------------

          Customer agrees to pay to Provider the rates and charges for the Services set forth in the applicable appendices to this Agreement. GTE's rates and charges are set forth in Appendix A attached to this Agreement and made a part hereof. MEBTEL's separate rates and charges are also set forth in Appendix A attached hereto and made a part hereof.

     2.3  Billing.
          --------

          Provider shall render to Customer a bill for interconnection services on a current basis. Charges for physical facilities and other non-usage sensitive charges shall be billed in advance, except for charges and credits associated with the initial or final bills. Usage sensitive charges, such as charges for termination of Local Traffic, shall be billed in arrears. MEBTEL is required to order trunks pursuant to Section 4.3.3 of this Article.

     2.4  Billing Specifications.
          -----------------------

          The Parties agree that billing requirements and outputs will be consistent with the Telcordia Technologies Billing Output Specifications (BOS).

          2.4.1 Usage Measurement: Usage measurement for calls shall begin when Answer Supervision or equivalent Signaling System 7 (SS7) message is received from the terminating office and shall end at the time of call disconnect by the calling or called subscriber, whichever occurs first.

          2.4.2 Minutes of use (MOU), or fractions thereof, shall not be rounded upward on a per-call basis, but will be accumulated over the billing period. At the end of the billing period, any remaining fraction shall be rounded up to the nearest whole minute to arrive at total billable minutes for each interconnection. MOU shall be collected and measured in minutes, seconds, and tenths of seconds.

3.   Transport and Termination of Traffic.
     -------------------------------------

     3.1  Traffic to be Exchanged.
          ------------------------

          The Parties shall reciprocally terminate Local, IntraLATA Toll, optional EAS and jointly provided IXC traffic (or other traffic the Parties agree to exchange) originating on each other's networks utilizing either Direct or Indirect Network Interconnections as provided in Section 4 or Section 5 herein. To this end, the Parties agree that there will be interoperability between their networks. The Parties agree to exchange traffic associated with third party LECs, CLECs and Wireless Service Providers pursuant to the compensation arrangement specified in Section 3.3 herein. In addition, the Parties will notify each other of any anticipated change in traffic to be exchanged (e.g., traffic type, volume).

      3.2 Compensation For Exchange Of Traffic.
          -------------------------------------

          3.2.1  Mutual Compensation. The Parties shall compensate each other
                 --------------------
                 for the exchange of Local Traffic originated by or terminating to the Parties' end-user customers in accordance with Section
                 3.2.2 of this Article. The Parties agree to the initial state level exempt factor representative of the share of traffic exempt from local compensation. This initial exempt factor is set forth in Appendix A. This factor will be updated quarterly in like manner or as the Parties otherwise agree. Once the traffic that is exempt from local compensation can be measured, the actual exempt traffic will be used rather than the above factor. Charges for the transport and termination of optional EAS, intraLATA toll and interexchange traffic shall be in accordance with the Parties' respective intrastate or interstate access tariffs, as appropriate.

          3.2.2  Bill-and-Keep. The Parties shall assume that Local Traffic
                 --------------
                 originated by or terminating to the Parties' end-user customers is roughly balanced between the parties unless traffic studies indicate otherwise. Accordingly, the Parties agree to use a Bill-and-Keep Arrangement with respect to termination of Local Traffic only. Either Party may request that a traffic study be performed no more frequently than once a quarter. Should such traffic study indicate, in the aggregate, that either Party is terminating more than 60 percent of the Parties' total terminated minutes for Local Traffic, either Party may notify the other that mutual compensation will commence pursuant to the rates set forth in Appendix A of this Agreement and following such notice it shall begin and continue for the duration of the Term of this Agreement unless otherwise agreed. Nothing in this Section 3.2.2 shall be interpreted to (i) change compensation set forth in this Agreement for traffic or services other than Local Traffic, including but not limited to internetwork facilities, access traffic or wireless traffic, or
                 (ii) allow either Party to aggregate traffic other than Local Traffic for the purpose of compensation under the Bill-and-Keep Arrangement described in this Section 3.2.2, except as set forth in Section 3.1 above.

          3.2.3  Compensation for Terminating Access Charges on Calls to Ported
                 --------------------------------------------------------------
                 Numbers. The Parties agree that a meet point billing
                 --------
                 arrangement will be used to bill for terminating switched access charges associated with calls terminated to a ported number. Each Party will bill the IXCs applicable switched access rate elements for functions provided over each respective Party's facilities. The Parties will follow any industry standards established for call record exchanges for meet point billing. Until industry standards for call record exchanges are established for interim number portability, the Parties agree that switched access termination to a ported number will be billed by the party providing interim number portability and that the party billing the switched access will share the switched access revenue with the other Party. The Party providing interim number portability is entitled to keep the portion of collected access revenue associated with tandem switching, transport, and residual/transport interconnection charge rate elements, as applicable. The party terminating ported calls is entitled to receive the portion of collected access revenue associated with the end office switching rate elements. As part of this revenue sharing arrangement, the Parties agree to compensate each other as specified in Appendix B.

                 3.2.3.1 As part of the revenue sharing arrangement described in Section 3.2.3 the number of lines per ported number that are subject to compensation will be determined at the time the end user customer's local service is changed from one party to the other. The number of lines per ported number eligible for the shared revenue arrangement described in this section will be limited to the number of lines in service on the date of conversion plus a 10% growth margin. After conversion the number of lines per ported number available for compensation can only be increased by mutual consent of the Parties.

                 3.2.3.2 As part of the revenue sharing arrangement described in Section 3.2.3 the Parties agree that the compensation rates may change as a result of changes in access rates, traffic volume or for other reasons and agree to renegotiate the rates if a significant event occurs. At a minimum, the Parties agree to reevaluate the rates on an annual basis.

                 3.2.3.3 The Parties agree that terminating switched access calls ported via interim number portability may appear to the receiving Party to be a local call and that the implementation of reciprocal compensation for terminating local calls may result in overcompensation for ported switched access calls. The Parties agree that no charges shall be applied to the ported switched access calls as part of the local traffic termination. When the access revenue sharing arrangement described in Section 3.2.3 is in effect, the Parties agree to renegotiate the terminating shared access compensation rates if reciprocal compensation for local calls is implemented.

                 3.2.3.4 As part of the revenue sharing arrangement described in Section 3.2.3 the Party receiving the payments on a per line per month basis agrees to provide the following information on its invoice: Name of the end user accounts, the ported telephone numbers, the telephone numbers assigned to the lines in its switch, the INP methods used, class of service, and dates of initial installation and disconnects.

                 3.2.3.5 Upon implementation of permanent local number portability, the Parties agree to transition all interim number portability customers and their services to permanent local number portability methods within a mutually agreed upon time frame and discontinue use of further interim methods of number portability.

     3.3  Tandem Switching Traffic.
          -------------------------

          The Parties will provide tandem switching for traffic between the Parties' end offices subtending each other's access tandem, as well as for traffic between either Party's end-users and any third party which is interconnected to the other Party's access tandems as follows:

          3.3.1 The originating Party will compensate the tandem Party for each minute of originated tandem switched traffic which terminates to third party (e.g., other CLEC, ILEC, or wireless service provider). The applicable rate for this charge is the tandem transiting charge identified in Appendix A.

          3.3.2 The originating Party also assumes responsibility for compensation to the company which terminates the call.

          3.3.3 The Parties agree to enter into their own agreements with third-party providers. In the event that MEBTEL sends traffic through GTE's network to a third-party provider with whom MEBTEL does not have a traffic interexchange agreement, then MEBTEL agrees to indemnify GTE for any termination charges rendered by a third-party provider for such traffic.

     3.4  Inter-Tandem Switching.
          -----------------------

          The Parties will only use inter-tandem switching for the transport and termination of intraLATA toll traffic originating on each other's network at and after such time as either MEBTEL has agreed to and fully implemented an existing intraLATA toll compensation mechanism such as IntraLATA Terminating Access Compensation (ITAC) or a functional equivalent thereof. The Parties will only use inter-tandem switching for the transport and termination of Local Traffic originating on each other's network at and after such time as the Parties have agreed to and fully implemented generally accepted industry signaling standards and Automated Message Accounting (AMA) record standards which shall support the recognition of multiple tandem switching events.

4.   Direct Network Interconnection.
     -------------------------------

     4.1  Network Interconnection Architecture.
          -------------------------------------

          MEBTEL may interconnect with GTE on its network at any of the minimum Currently Available points required by the FCC. Interconnection at additional points will be reviewed on an individual case basis. Where the Parties mutually agree following a Bona Fide Request (BFR) to directly interconnect their respective networks, interconnection will be as specified in the following subsections. Based on the configuration, the installation time line will vary considerably, however, GTE will work with MEBTEL in all circumstances to install IPs within 120 calendar days absent extenuating circumstances. Internetwork connection and protocol must be based on industry standards developed consistent with Section 256 of the Act.

          4.1.1 Subject to mutual agreement, the Parties may use the following types of network facility interconnection, using such interface media as are (i) appropriate to support the type of interconnection requested and (ii) available at the facility at which interconnection is requested.

                 (a) A Mid-Span Fiber Meet within an existing GTE exchange area whereby the Parties mutually agree to jointly plan and engineer their facility IP at a designated manhole or junction location. The IP is the demarcation between ownership of the fiber transmission facility. Each party is individually responsible for its incurred costs in establishing this arrangement.

                 (b)     A virtual or physical Expanded Interconnection Service
                         (EIS) arrangement at a GTE Wire Center subject to the rates, terms, and conditions contained in GTE's applicable tariffs.

                 (c) A special access and/or CLEC Dedicated Transport arrangement terminating at a GTE Wire Center subject to the rates, terms, and conditions contained in GTE's applicable tariffs. These facilities will meet the standards set forth in such tariffs.

          4.1.2 Virtual and physical EIS arrangements are governed by appropriate GTE tariffs, except as provided in Article IX,
                 Section 1.3.

          4.1.3 The Parties will mutually designate at least one IP on GTE's network within each GTE local calling area for the routing of Local Traffic.

     4.2  Compensation.
          -------------

          The Parties agree to the following compensation for internetwork facilities, depending on facility type. Only Local Traffic and IntraLATA Toll Traffic will be used for calculation of this compensation.

          4.2.1 Mid-Span Fiber Meet: GTE will charge special access (flat rated) transport from the applicable intrastate access tariff and will rate charges between the IP and GTE's interconnection switch. Charges will be reduced to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. The initial proportionate share factor for facilities is set forth in Appendix A. This factor will be updated quarterly in like manner or as the Parties otherwise agree. MEBTEL will charge flat rated transport to GTE for MEBTEL facilities used by GTE at tariffed rates or as mutually agreed. MEBTEL will apply charges based on the lesser of; (i) the airline mileage from the IP to the MEBTEL switch; or (ii) the airline mileage from the GTE switch to the serving area boundary.

          4.2.2 Collocation: GTE will charge Virtual or Physical EIS rates from the applicable GTE tariff. MEBTEL will charge GTE flat rated transport at tariffed rates or as mutually agreed, to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. MEBTEL will apply charges based on the lesser of (i) the airline mileage from the IP to the MEBTEL switch; or (ii) two (2) times the airline mileage from the GTE switch to the serving area boundary.

          4.2.3 Special Access and/or CLEC Dedicated Transport: GTE will charge special access and/or switched access rates from the applicable GTE intrastate access tariff. Charges will be reduced to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. The Parties will negotiate an initial factor representative of the proportionate share of the facilities. This factor will be updated quarterly in like manner or as the Parties otherwise agree.

     4.3  Trunking Requirements.
          ----------------------

          In accordance with Article III, Section 12, it will be necessary for the Parties to have met and agreed on trunking availability and requirements in order for the Parties to begin exchange of traffic.

          4.3.1. The Parties agree to establish trunk groups of sufficient capacity from the interconnecting facilities such that trunking is available to any switching center designated by either Party, including end offices, tandems, 911 routing switches, and directory assistance/operator service switches. The Parties will mutually agree where one-way or two-way trunking will be available. The Parties may use two-way trunks for delivery of Local Traffic or either Party may elect to provision its own one-way trunks for delivery of Local Traffic to the other Party. If a Party elects to provision its own one-way trunks, that Party will be responsible for its own expenses associated with the trunks.

          4.3.2. MEBTEL shall make available to GTE trunks over which GTE shall terminate to end-users of MEBTEL-provided Exchange Services, Local Traffic and intraLATA toll or optional EAS traffic originated from end-users of GTE-provided Exchange Service.

          4.3.3. MEBTEL and GTE shall, where applicable, make reciprocally available, by mutual agreement, the required trunk groups to handle different traffic types. MEBTEL and GTE will support the provisioning of trunk groups that carry combined or separate Local Traffic and intraLATA toll and optional EAS traffic. GTE requires separate trunk groups from MEBTEL to originate and terminate interLATA calls and to provide Switched Access Service to IXCs. To the extent MEBTEL desires to have any IXCs originate or terminate switched access traffic to or from MEBTEL, using jointly provided switched access facilities routed through a GTE access tandem, it is the responsibility of MEBTEL to arrange for such IXC to issue an ASR to GTE to direct GTE to route the traffic. If GTE does not receive an ASR from the IXC, GTE will initially route the switched access traffic between the IXC and MEBTEL. If the IXC subsequently indicates that it does not want the traffic routed to or from MEBTEL, GTE will not route the traffic.

                 4.3.3.1 Each Party agrees to route traffic only over the proper jurisdictional trunk group.

                 4.3.3.2 Each Party shall only deliver traffic over the local interconnection trunk groups to the other Party's access tandem for those publicly-dialable NXX Codes served by end offices that directly subtend the access tandem or to those wireless service providers that directly subtend the access tandem.

                 4.3.3.3 Neither party shall route Switched Access Service traffic over local interconnection trunks, or Local Traffic over Switched Access Service trunks.

          4.3.4. End-Office Trunking. The Parties will work together to
                 -------------------
                 establish high usage end-office trunk groups sufficient to handle the greater of the actual or reasonably forecasted traffic volumes between a MEBTEL end office and a GTE end office.

          4.3.5.    MEBTEL and GTE will reciprocally provide Percent Local Usage
                    (PLU) factors to each other on a semi-annual basis to identify the proper percent of Local Traffic carded on local interconnection trunks. If either Party does not provide to the other Party an updated PLU, the previous PLU will be utilized. The parties agree to the initial PLU factor as set forth in Appendix A.

          4.3.6. Reciprocal traffic exchange arrangement trunk connections shall be made at a DS-1 or multiple DS-1 level, DS-3, (Synchronous Optical Network (SONET)) where technically available) and shall be jointly-engineered to the appropriate industry grade of service standard B.01 or B.005.

          4.3.7. MEBTEL and GTE agree to use diligent efforts to develop and agree on a Joint Interconnection Grooming Plan prescribing standards to ensure that the reciprocal traffic exchange arrangement trunk groups are maintained at the appropriate industry grades of service standard B.01 or B.005. Such plan shall also include mutually-agreed upon default standards for the configuration of all segregated trunk groups.

          4.3.8. SS7 Common Channel Signaling will be used to the extent that such technology is available. If SS7 is not available, Multi-Frequency Signaling (MF) will be used as specified.

          4.3.9. The Parties agree to offer and provide to each other B8ZS Extended Superframe Format (ESF) facilities, where available, capable of voice and data traffic transmission.

          4.3.10. The Parties will support intercompany 64kbps clear channel where available.

          4.3.11. Orders between the Parties to establish, add, change or disconnect trunks shall be processed by use of an Access Service Request (ASR), or another industry standard eventually adopted to replace the ASR for local service ordering.

     4.4  Trunk Forecasting.
          ------------------

          4.4.1 The Parties will develop joint forecasting of trunk groups in accordance with Article III, Section 12. Intercompany forecast information must be provided by the Parties to each other twice a year. The semi-annual forecasts will include:

                 4.4.1.1 yearly forecasted trunk quantities for no less than a two-year period (current year, plus one year); and

                 4.4.1.2 the use of (i) CLCIC-MSG codes, which are described in Telcordia Technologies document BR 795-100-100; (ii) circuit identifier codes as described in BR 795-400-100; and (iii) Trunk Group Serial Number (TGSN) as described in BR 751-100-195.

          4.4.2 Description of major network projects that affect the other Party will be provided with the semi-annual forecasts provided pursuant to Section 4.4.1. Major network projects include but are not limited to trunking or network rearrangements, shifts in anticipated traffic patterns, or other activities by either Party that are reflected by a significant increase or decrease in trunking demand for the following forecasting period.

          4.4.3 Parties will meet to review and reconcile their forecasts if their respective forecasts differ significantly from one another.

     4.5  Trunk Facility Under Utilization.
          ---------------------------------

          At least once a year the Parties shall exchange trunk group measurement reports for trunk groups terminating to the other Party's network. In addition and from time to time, each Party will determine the required trunks for each of the other Party's trunk groups from the previous 12 months servicing data. Required trunks will be based on the appropriate grade of service standard (B.01 or B.005) or the Joint Interconnection Grooming Plan referenced in Section 4.3.7. When a condition of excess capacity is identified, GTE will facilitate a review of the trunk group existing and near term (3 to 6 months) traffic requirements with the customer for possible network efficiency adjustment.

     4.6  Network Redesigns Initiated by GTE.
          -----------------------------------

          GTE will not charge MEBTEL when GTE initiates its own network redesigns/reconfigurations.

     4.7  Interconnection Calling and Called Scopes for the Access Tandem
          ---------------------------------------------------------------
          Interconnection and the End Office Interconnection.
          ---------------------------------------------------

          4.7.1 GTE Access Tandem Interconnection calling scope (originating and terminating) is to those GTE end offices which subtend the GTE access tandem to which the connection is made except as provided for in Section 3.3 of this Article V.

          4.7.2 GTE End Office Interconnection calling scope (originating and terminating) is only to the end office and its remotes to which the connection is made.

5.   Indirect Network Interconnection.
     ---------------------------------

     Neither Party shall deliver traffic destined to terminate at the other Party's end office via another LEC's end office. In addition, neither Party shall deliver traffic destined to terminate at an end office subtending the other Party's access tandem via another LEC's access tandem until such time as compensation arrangements have been established in accordance with this
     Article V, Sections 3.1 and 3.4.

6.   Number Resources.
     -----------------

     6.1  Number Assignment.
          ------------------

          Nothing in this Agreement shall be construed to, in any manner, limit or otherwise adversely impact MEBTEL's right to employ or to request and be assigned any NANP number resources including, but not limited to, Central Office (NXX) Codes pursuant to the Central Office Code Assignment Guidelines. Any request for numbering resources by MEBTEL shall be made directly to the NANP Number Plan Administrator. Except with respect to those areas in which GTE is the NANP Number Plan Administrator, GTE shall not be responsible for the requesting or assignment of number resources to MEBTEL. The Parties agree that disputes arising from numbering assignment shall be arbitrated by the NANP Number Plan Administrator. MEBTEL shall not request number resources to be assigned to any GTE switching entity.

          6.1.1 Each Party shall be responsible for notifying its customers of any changes in numbering or dialing arrangements to include changes such as the introduction of new NPAs or new NXX codes. Each Party is responsible for administering NXX codes assigned to it.

     6.2  Rate Centers.
          ------------

          For purposes of compensation between the Parties and the ability of the Parties to appropriately apply their toll rates to their end-user customers, MEBTEL shall adopt the Rate Center areas and Rate Center points that the Commission has approved for the ILECs and shall assign whole NPA-NXX codes to each Rate Center.

     6.3  Routing Points.
          --------------

          MEBTEL will also designate a Routing Point for each assigned NXX code. MEBTEL may designate one location within each Rate Center as a Routing Point for the NPA-NXX associated with that Rate Center; alternatively MEBTEL may designate a single location within one Rate Center to serve as the Routing Point for all the NPA-NXXs associated with that Rate Center and with one or more other Rate Centers served by MEBTEL within an existing GTE exchange area and LATA.

     6.4  Code and Numbers Administration.
          -------------------------------

          The Parties will comply with code administration requirements as prescribed by the FCC, the Commission, and accepted industry guidelines. Where GTE is the NANP Number Plan Administrator, GTE will administer number resources, and charge for such administration in accord with applicable rules and regulations. GTE will administer numbering resources in a competitively neutral manner, and process requests for NXX codes in a timely manner and in accord with industry standards. The Parties shall protect MEBTEL proprietary information that may be submitted to GTE in connection with GTE's responsibilities as NANP Number Plan Administrator in accordance with Article III,
          Section 14 of this Agreement.

     6.5  Programming Switches.
          --------------------

          It shall be the responsibility of each Party to program and update its own switches and network systems pursuant to the Local Exchange Routing Guide (LERG) to recognize and route traffic to the other Party's assigned NXX codes. Neither Party shall impose any fees or charges whatsoever on the other Party for such activities.

7.   Number Portability (INP).
     ------------------------

     7.1  Interim Number Portability ONP).
          -------------------------------

          Each Party shall provide the other Party with service provider number portability as an INP option for the purpose of allowing end-user customers to change service-providing Party without changing their telephone number. The Parties shall provide service provider number portability to each other using remote call forwarding ("RCF") and/or direct inward dialing (DID). The requesting Party will provide "forward to" telephone number that is within the same Wire Center. The GTE rates for INP service using RCF are set out in Appendix B attached to this Agreement and made a part hereof. MEBTEL shall provide INP to GTE at the rates specified for MEBTEL in Appendix B.

          If a Party wishes to use Direct Inward Dialing (DID) to provide INP to its end-users, dedicated truck group is required between the GTE end office where the DID numbers are served into the CLEC switch. If there are no existing facilities between GTE and the CLEC, the dedicated facilities and transport trunks will be provisioned as switched access or unbundled service using the ASR provisioning process. The requesting Party will reroute the DID numbers to the pre-positioned trunk group using an Local Service Request (LSR). CLEC may purchase DID trunk service from GTE's tariff.

     7.2  Local Number Portability (LNP).
          -------------------------------

          7.2.1 The Parties agree that they shall develop and deploy number portability in accordance with the Act, such binding FCC and state mandates, and industry standards, as may be applicable.

          7.2.2 The Parties agree that all INP accounts will be converted to LNP within a reasonable period of time after the conversion of a switch to commercially available LNP, and that a reasonable period of time is 90 days or as otherwise negotiated.

          7.2.3 New requests for INP will not be allowed in a switch once LNP has been deployed in that switch.

8.   Meet-Point Billing (MPB).
     -------------------------

      8.1  Meet-Point Arrangements.
           ------------------------

           8.1.1 The Parties may mutually establish MPB arrangements in order to provide Switched Access Services to Access Service customers via a GTE access tandem in accordance with the MPB guidelines adopted by and contained in the Ordering and Billing Forum's MECAB and MECOD documents, except as modified herein and as described in Section 3.2.3 for Interim Portability.

           8.1.2 Except in instances of capacity limitations, GTE shall permit and enable MEBTEL to sub-tend the GTE access tandem(s) nearest to the MEBTEL Rating Point(s) associated with the NPA-NXX(s) to/from which the Switched Access Services are homed. In instances of capacity limitation at a given access tandem, MEBTEL shall be allowed to subtend the next-nearest GTE access tandem in which sufficient capacity is available.

           8.1.3 Interconnection for the MPB arrangement shall occur at the IP.

           8.1.4 Common Channel Signaling shall be utilized in conjunction with MPB arrangements to the extent such signaling is resident in the GTE access tandem switch.

           8.1.5 MEBTEL and GTE will use diligent efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs, and/or provisions within the National Exchange Carrier Association (NECA) Tariff No. 4, or any successor tariff, sufficient to reflect this MPB arrangement, including MPB percentages.

           8.1.6 As detailed in the MECAB document, MEBTEL and GTE will, in a timely fashion, exchange all information necessary to accurately, reliably and promptly bill Access Service customers for Switched Access Services traffic jointly handled by MEBTEL and GTE via the meet-point arrangement. Information shall be exchanged in Exchange Message Record
                   (EMR) format, on magnetic tape or via a mutually acceptable Electronic File Transfer protocol.

           8.1.7 MEBTEL and GTE shall work cooperatively to coordinate rendering of Meet-Point bills to customers, and shall reciprocally provide each other usage data and related information at the appropriate charge.

     8.2  Compensation.
          -------------

          8.2.1 Initially, billing to Access Service customers for the Switched Access Services jointly provided by MEBTEL and GTE via the MPB arrangement shall be according to the multiple-bill method as described in the MECAB guidelines. This means each Party will bill the portion of service it provided at the appropriate tariff, or price list.

          8.2.2 Subsequently, MEBTEL and GTE may mutually agree to implement one of the following options for billing to third parties for the Switched Access Services jointly provided by MEBTEL and GTE via the MPB arrangement: single-bill/single tariff method, single-bill/multiple tariff method, or to continue the multiple-bill method. Should either Party prefer to change among these billing methods, that Party shall notify the other Party of such a request in writing, ninety (90) Business Days in advance of the date on which such change is desired to be implemented. Such changes then may be made in accordance with MECAB guidelines and if the Parties mutually agree, the change will be made.

9.   Common Channel Signaling.
     -------------------------

     9.1  Service Description.
          --------------------

          The Parties will provide Common Channel Signaling (CCS) to one another via Signaling System 7 (SS7) network interconnection, where and as available, in the manner specified in FCC Order 95-187, in conjunction with all traffic exchange trunk groups. SS7 signaling and transport services shall be provided by GTE in accordance with the terms and conditions of this Section 9 of this Article. The Parties will cooperate on the exchange of all appropriate SS7 messages for local and intraLATA call set-up signaling, including ISDN User Part (ISUP) and Transaction Capabilities Application Part (TCAP) messages to facilitate full interoperability of all CLASS Features and functions between their respective networks. Any other SS7 message services to be provided using TCAP messages (such as data base queries) will be jointly negotiated and agreed upon.

     9.2  Signaling Parameters.
          ---------------------

          All SS7 signaling parameters will be provided in conjunction with traffic exchange trunk groups, where and as available. These parameters include Automatic Number Identification (ANI), Calling Party Number (CPN), Privacy Indicator, calling party category information, originating line information, charge number, etc. Also included are all parameters relating to network signaling information, such as Carrier Information Parameter (CIP), wherever such information is needed for call routing or billing. GTE will provide SS7 via GR-394-SS7 and/or GR-317-SS7 format(s).

     9.3  Privacy Indicators.
          -------------------

          Each Party will honor all privacy indicators as required under applicable law.

     9.4  Connection Through Signal Transfer Point (STP).
          -----------------------------------------------

          MEBTEL must interconnect with the GTE STP(s) serving the LATA in which the traffic exchange trunk groups are interconnected. Additionally, all interconnection to GTE's 800/888 database and GTE's Line Information Data Base (LIDB) shall, consistent with this section, take place only through appropriate STP pairs.

     9.5  Third Party Signaling Providers.
          --------------------------------

          MEBTEL may choose a third-party SS7 signaling provider to transport messages to and from the GTE SS7 network. In that event, that third party provider must present a letter of agency to GTE, prior to the testing of the interconnection, authorizing the third party to act on behalf of MEBTEL in transporting SS7 messages to and from GTE. The third-party provider must interconnect with the GTE STP(s) serving the LATA in which the traffic exchange trunk groups are interconnected.

     9.6  Multi-Frequency Signaling.
          --------------------------

          In the case where CCS is not available, in band Multi-Frequency (MF), wink start, E & M channel associated signaling with ANI will be provided by the Parties. Network signaling information, such as CIC/OZZ, will be provided wherever such information is needed for call routing or billing.

10.  Network Management Controls.
     ----------------------------

     Each Party shall provide a 24-hour contact number for Network Traffic Management issues to the other's network surveillance management center. A fax number must also be provided to facilitate event notifications for planned mass calling events. Additionally, both Parties agree that they shall work cooperatively that all such events shall attempt to be conducted in such a manner as to avoid degradation or loss of service to other end-users. Each Party shall maintain the capability of respectively implementing basic protective controls such as "Cancel To" and "Call Gap."

                                  ARTICLE VI

                              RESALE OF SERVICES

1.   General.
     --------

     The purpose of this Article VI is to define the Exchange Services and related Vertical Features and other Services (collectively referred to for purposes of this Article VI as the "Services") that may be purchased from GTE and resold by MEBTEL and the terms and conditions applicable to such resold Services. Except as specifically provided otherwise in this Agreement, provisioning of Exchange Services for resale will be governed by the GTE Guide. GTE will make available to MEBTEL for resale any Telecommunications Service that GTE currently offers, or may offer hereafter, on a retail basis to subscribers that are not telecommunications carriers, except as qualified by Section 2.1 below.

2.   Terms and Conditions.
     ---------------------

     2.1  Restrictions on Resale.
          -----------------------

          The following restrictions shall apply to the resale of retail services by MEBTEL.

          2.1.1 MEBTEL shall not resell to one class of customers a service that is offered by GTE only to another class of customers in accordance with state requirements (e.g., R-1 to B-1, disabled services or lifeline services to non-qualifying customers).

          2.1.2 MEBTEL shall not resell lifeline services and services for the disabled.

          2.1.3 MEBTEL shall not resell promotional offerings of 90 days or less in duration. These promotional offerings are not available to MEBTEL for resale. GTE will apply any applicable resale discount to the ordinary rate for a retail service rather than the special promotional rate.

     2.2  Interim Universal Service Support Change for Resale Services.
          -------------------------------------------------------------

          MEBTEL wishes to resell GTE's Basic Exchange Residential and Business services. It is GTE's position that GTE's current intraLATA toll rates include implicit subsidies that support below-cost prices for other services and thus promote universal service. This universal service support is lost where a CLEC resells GTE's local service but does not resell GTE's intraLATA toll service. For this reason, GTE will not resell Basic Exchange Residential or Business services unless MEBTEL pays the monthly interim universal service support charge set forth in Appendix C. GTE believes that this interim surcharge is required by state and federal law.

          The lawfulness of GTE's interim surcharge is being addressed (or will be addressed) by the Commission or a court of competent jurisdiction. The parties agree that GTE will offer for resale Basic Exchange Residential and Business services at the avoided cost discount rate set forth in Appendix C without the interim surcharge, but subject to the following terms and conditions:

          2.2.1 MEBTEL agrees that within thirty (30) days after the effective date of a Commission or court order affirming GTE's interim surcharge, MEBTEL will (i) begin paying the monthly interim surcharge in accord with Appendix C, and

                 (ii) make a lump sum payment to GTE of the total interim surcharges retroactive to the effective date of this agreement.

          2.2.2 Notwithstanding any provision in this Agreement, GTE may, at its sole discretion and at any time, seek injunctive or other relief (i) requiring the CLEC to pay GTE's interim surcharge or
                 (ii) requiring the Commission to immediately impose the interim surcharge.

          2.2.3 Nothing in this Agreement shall restrict or impair GTE from seeking injunctive relief or any other remedy at any time and in any court regarding GTE's interim surcharge or the Commission's rejection or modification of GTE's interim surcharge.

     2.3  Restrictions on Discount of Retail Services.
          --------------------------------------------

          The discount specified in Section 5.3 herein shall apply to all retail services except for the following:

          2.3.1 MEBTEL may resell services that are provided at a volume discount in accordance with terms and conditions of applicable tariff. MEBTEL shall not aggregate end-user lines and/or traffic in order to qualify for volume discount.

          2.3.2 MEBTEL may resell ICB/Contract services without a discount and only to end-user customers that already have such services.

          2.3.3 MEBTEL may resell COCOT coin or coinless line; however, no discount applies.

          2.3.4  MEBTEL may resell special access; however, no discount applies.

          2.3.5 MEBTEL may resell operator services and directory assistance as specified in Section 5.6 herein [; however, no discount applies] or [, and in accordance with the OS/DA discount
                          --
                 specified in Appendix C].

     2.4  Resale to Other Carriers.
          -------------------------

          Services available for resale may not be used by MEBTEL to provide access to the local network as an alternative to tariffed switched and special access by other carriers, including, but not limited to; interexchange carriers, wireless carriers, competitive access providers, or other retail telecommunications providers.

3.   Ordering and Billing.
     ---------------------

     3.1  Service Ordering, Service Provisioning, and Billing.
          ----------------------------------------------------

          MEBTEL will order services for resale directly from GTE through an electronic interface or fax. The following describes generally the processes GTE will use for ordering, provisioning and billing for resold services. Except as specifically provided otherwise in this Agreement, service ordering, provisioning, billing and maintenance shall be governed by the GTE Guide.

     3.2  Local Service Request.
          ----------------------

          Orders for resale of services will be placed utilizing standard LSR forms. GTE will continue to participate in industry forums for developing service order/disconnect order formats and will incorporate appropriate industry standards. Complete and accurate forms (containing the requisite end-user information as described in the Guide) must be provided by MEBTEL before a request can be processed.

          3.2.1 GTE will accept orders for As-Is Transfer (AIT) of services from GTE to MEBTEL where GTE is the end-user's current local exchange company. GTE cannot provide an AIT of service from another CLEC selling GTE's services to MEBTEL.

     3.3  Certificate of Operating Authority.
          -----------------------------------

          When ordering, MEBTEL must represent and warrant to GTE that it is a certified provider of local dial-tone service. MEBTEL will provide a copy of its Certificate of Operating Authority or other evidence of its status to GTE upon request.

     3.4  Directory Assistance (DA) Listings.
          -----------------------------------

          GTE shall include a MEBTEL customer listing in its DA database as part of the LSR process. GTE will honor MEBTEL Customer's preferences for listing status, including non-published and unlisted, and will enter the listing in the GTE database which is used to perform DA functions as it appears on the LSR.

     3.5  Nonrecurring Charges.
          ---------------------

          MEBTEL shall be responsible for the payment of all nonrecurring charges (NRCs) applicable to resold Services (e.g., installation, changes, ordering charges) as listed in Appendix C. In addition, NRCs for Field Service work (Installation/Repair requiring on site visits will be charged from the appropriate tariff. No discount applies to nonrecurring charges.

     3.6  Alternate Billed Calls.
          -----------------------

          GTE shall record usage data originating from MEBTEL subscribers that GTE records with respect to its own retail customers, using services ordered by MEBTEL. On resale accounts, GTE will provide usage in EMR format per existing file exchange schedules. Incollects are calls that are placed using the services of GTE or another LEC or Local Service Provider (LSP) and billed to a resale service line of MEBTEL. Outcollects are calls that are placed using a MEBTEL resale service line and billed to a GTE line or line of another LEC or LSP. Examples of an incollect or an outcollect are collect, credit card calls.

          3.6.1  Incollects. GTE will provide the rated record it receives
                 -----------
                 from the CMDS network, or which GTE records (non-intercompany), to MEBTEL for billing to MEBTEL's end-users. GTE will settle with the earning company, and will bill MEBTEL the amount of each incollect record less the Billing & Collection (B&C) fee for end-user billing of the incollects. The B&C credit will be $.05 per billed message. Any additional message processing fees associated with MEBTEL's incollect messages that are incurred by GTE will be billed to MEBTEL on the monthly statement.

          3.6.2  Outcollects. When the GTE end-office switch from which the
                 ------------
                 resale line is served utilizes a GTE operator services platform, GTE will provide to MEBTEL the unrated message detail that originates from a MEBTEL resale service line but which is billed to a telephone number other than the originating number (e.g., calling card, bill-to-third number, etc.). MEBTEL as the LSP will be deemed the earning company and will be responsible for rating the message at MEBTEL rates and MEBTEL will be responsible for providing the billing message detail to the billing company for end-user billing. MEBTEL will pay to GTE charges as agreed to for services purchased, and MEBTEL will be compensated by the billing company for the revenue which MEBTEL is due.

                    When a non-GTE entity provides operator service to the GTE end office from which the resale line is provisioned, MEBTEL must contract with the operator services provider to get any EMR records which MEBTEL requires.

     3.7  Transfers Between MEBTEL and Another Reseller of GTE Services. When
          --------------------------------------------------------------
          MEBTEL has obtained an end-user customer from another reseller of GTE services, MEBTEL will inform GTE of the transfer by submitting standard LSR forms to GTE.

          3.7.1 GTE cannot accept an order for AIT of service from one CLEC reselling GTE services to another reseller of GTE services.

     3.8  Local Calling Detail.
          ---------------------

          Except for those Services and in those areas where measured rate local service is available to end-users, monthly billing to MEBTEL does not include local calling detail. However, MEBTEL may request and GTE shall consider developing the capabilities to provide local calling detail in those areas where measured local service is not available for a mutually agreeable charge.

     3.9  Billing.
          --------

          GTE will utilize CBSS to produce the required bills for resold services. CBSS will create a bill to MEBTEL along with a summary bill master. State or sub-state level billing will include up to thirty
          (30) summary bill accounts.

     3.10 LIDB.
          -----

          For resale services, the LSR will generate updates to GTE's LIDB for validation of calling card, collect, and third number billed calls.

     3.11 Originating Line Number Screening (OLNS).
          -----------------------------------------

          Upon request, GTE will update the database to provide OLNS which indicates to an operator the acceptable billing methods for calls originating from the calling number (e.g., penal institutions, COCOTS).

4.   Maintenance.
     ------------

     4.1  Maintenance, Testing and Repair.
          --------------------------------

          GTE will provide repair and maintenance services to MEBTEL and its end-user customers for resold services in accordance with the same standards and charges used for such services provided to GTE end-user customers. GTE will not initiate a maintenance call or take action in response to a trouble report from a MEBTEL end-user until such time as trouble is reported to GTE by MEBTEL. MEBTEL must provide to GTE all end-user information necessary for the installation, repair and servicing of any facilities used for resold services according to the procedures described in the Guide.

5.   Services Available for Resale.
     ------------------------------

     5.1  Description of Local Exchange Services Available for Resale.
          ------------------------------------------------------------

          Resold basic Exchange Service includes, but is not limited to, the following elements:

          (a) Voice Grade Local Exchange Access Line - includes a telephone number and dial tone.

          (b) Local Calling - at local usage measured rates if applicable to the end-user customer.

          (c)  Access to long distance carriers

          (d)  E-911 Emergency Dialing

          (e)  Access to Service Access Codes - e.g., 800, 888, 900

          (f)  Use of AIN Services (those Currently Available to end-users)

          (g)  End-user Private Line Services

          (h) Listing of telephone number in appropriate "white pages" directory; and

          (i) Copy of "White Pages" and "Yellow Pages" directories for the appropriate GTE service area

          (j)  IntraLATA toll

     5.2  Other Services Available for Resale.
          ------------------------------------

          GTE will provide resold services at retail less the avoided cost discount as defined in Article VI, Section 5.3. Subject to the limitations enumerated in Article VI of this Agreement, the type of resold services made available to MEBTEL are those telecommunication services described in GTE's retail tariffs, as amended from time to time. Any new retail services that GTE offers in such tariffs to customers who are not telecommunications carriers may also be available to MEBTEL for resale under the same terms and conditions contained in this Agreement.

          5.2.1   Promotional Services. GTE shall make available for resale,
                  ---------------------
                  those promotional offerings that are greater than 90 days in duration and the special promotional rate will be subject to the applicable resale discount.

     5.3  Rates.
          ------

          The prices charged to MEBTEL for Local Services shall be calculated as follows:

          5.3.1 Avoided Cost Discount as shown in Appendix C shall apply to all retail services except those services listed in Section
                  2.1 and Section 2.3 herein.

          5.3.2 The discount dollar amount calculated under Section 5.3.1 above will be deducted from the retail rate.

          5.3.3   The resulting rate is the resale rate.

                                     V1-5

     5.4  Grandfathered Services.
          -----------------------

          Services identified in GTE Tariffs as grandfathered in any manner are available for resale only to end-user customers that already have such grandfathered service. An existing end-user customer may not move a grandfathered service to a new service location. Grandfathered Services are subject to a resale discount.

     5.5  Access.
          -------

          GTE retains all revenue due from other carriers for access to GTE facilities, including both switched and special access charges.

     5.6  Operator Services (OS) and Directory Assistance (DA).
          -----------------------------------------------------

          OS for local and toll assistance (for example, call completion, busy line verification and emergency interruption) and DA (e.g., 411 calls) are provided as a part of Exchange Services offered for resale. GTE may brand this service as GTE. MEBTEL will be billed in accordance with GTE's retail tariff.

          5.6.1 If MEBTEL requests branding, GTE will provide such rebranding with MEBTEL's name pursuant to Article VII, Section 12.

          5.6.2 MEBTEL will be billed a charge for rebranding and customized routing as set forth in Article VII, Section 11.4 and additional charges specified in Article VII, Section 12.4.

          5.6.3 For those offices that MEBTEL has requested GTE to rebrand OS and DA, GTE will provide it where GTE performs its own OS and DA service subject to capability and capacity limitations where customized routing is Currently Available. If GTE uses a third-party contractor to provide OS or DA, GTE will not provide branding nor will GTE negotiate it with a third party on behalf of MEBTEL. MEBTEL must negotiate with the third party. In these instances, MEBTEL will need to purchase customized routing and dedicated trunking to differentiate its OS/DA traffic from GTE's.

                                  ARTICLE VII

                          UNBUNDLED NETWORK ELEMENTS

On January 25, 1999, the Supreme Court of the United States issued its decision on the appeals of the Eighth Circuit's decision in Iowa Utilities Board. Specifically, the Supreme Court vacated Rule 51.319 of the FCC's First Report and Order, FCC 96-325, 61 Fed. Reg. 45476 (1996) and modified several of the FCC's and the Eighth Circuit's rulings regarding unbundled network elements and pricing requirements under the Act. AT&T Corp. v. Iowa Utilities Board, No. 97-826, 1999 U.S. LEXIS 903 (1999). Under Section 251 (d)(2), the FCC was
required to determine what UNEs should be made available, and it listed them in the now-vacated FCC Rule 51.319. Thus, there is currently no determination of what, if any, UNEs should be made available under the law, and until this determination is made there is no legal obligation to provide any particular UNEs. Without waiving any rights and only on an interim basis, GTE agrees to provide the UNEs listed herein ("Old 319 UNEs") in accordance with the associated provisions in the agreement and only upon the following interdependent terms and conditions:

     . Until the FCC issues new and final rules with regard to vacated Rule 51. 319 that comply with the Act ("New Rules"), GTE will provide the Old 319 UNEs listed below even though it is not legally obligated to do so; provided, however, that MEBTEL agrees not to seek UNE "platforms," or "already bundled" combinations of UNEs.

     . MEBTEL agrees that after the final FCC Rules are issued, the Parties will determine what UNEs should be included in the Agreement as required by the Act, and they will incorporate them into the Agreement. If the Parties cannot agree on what UNEs are then required under the Act, either Party at any time may seek to incorporate the appropriate UNEs under the Act into the agreement in accord with Sections 35 and 43 of
        Article III, the change of law provision(s) of the Agreement, notwithstanding anything to the contrary or the expiration of any time periods outlined in such provision(s) or any other provision of the Agreement.

     . By providing Old 319 UNEs, GTE does not waive any of its rights, including its rights to seek recovery of its actual costs and a sufficient, explicit universal service fund. Nor does GTE waive its position that, under the Court's decision, it is not required to provide Old 319 UNEs unconditionally. Moreover, GTE does not agree that the Old 319 UNE rates set forth below are just and reasonable and in accordance with the requirements of sections 251 and 252 of Title 47 of the United States Code.

     . The above "status quo" arrangement applies only to UNEs, UNE pricing, unbundling and UNE platform issues. The Parties have not determined if other provisions of the Agreement are inconsistent with the law. To the extent there are other provisions in the Agreement that are inconsistent with, or impacted by the law, including the Supreme Court's decision in Iowa Utilities Board, it is the intent of the Parties that the Agreement should conform thereto and that the "change of law" provisions therein may be invoked to accomplish that end.

1.   General.
     --------

     The purpose of this Article VII is to define the UNEs that may be leased by MEBTEL from GTE. Unless otherwise specified in this Agreement, provisioning of unbundled network arrangements will be governed by the GTE Guide.

2.   Unbundled Network Elements.
     ---------------------------

     2.1   Categories.
           -----------

           There are several separate categories of network components that shall be provided as UNEs by GTE:


                                     VII-1

          (a)    Network Interface Device (NID)

          (b)    Loop Elements

          (c)    Port and Local Switching Elements

          (d)    Transport Elements

          (e)    SS7 Transport and Signaling

     2.2  Prices.
          ------

          Individual UNEs and prices are identified on Appendix D attached to this Agreement and made a part hereof, or under the appropriate GTE tariff as referenced in this Article. Nonrecurring charges relating to unbundled elements are also listed on Appendix D.

          2.2.4   Compensation For Exchange Of Traffic Using Unbundled Network
                  ------------------------------------------------------------
                  Elements. Compensation arrangements between MEBTEL and GTE
                  --------
                  for exchanging traffic when MEBTEL uses GTE provided Unbundled Network Elements; i.e., port and local switching, transport, shall be as provided in Appendix F.

          2.2.5   Interim Universal Service Support Change. GTE assesses a
                  ------------------------------------------
                  separate interim universal service fund surcharge for loops and ports to provide continued universal service support that is implicit in GTE's current retail services prices; and to respect the careful distinctions Congress has drawn between access to UNEs, on the one hand, and the purchase at wholesale rates of GTE services on the other. This surcharge is being addressed (or will be addressed) by the Commission or a court of competent jurisdiction. The parties agree that GTE will offer the port and loop UNEs at the rates set forth below in Appendix D without the interim surcharge, but subject to the following terms and conditions:

                  2.2.2.1 MEBTEL agrees that within thirty (30) days after the effective date of a Commission or court order affirming GTE's interim surcharge, MEBTEL will (i) begin paying the monthly interim surcharge in accord with Appendix D, and (ii) make a lump sum payment to GTE of the total interim surcharges retroactive to the effective date of this Agreement.

                  2.2.2.2 Notwithstanding any provision in this Agreement, GTE may, at its sole discretion and at any time, seek injunctive or other relief (i) requiring MEBTEL to pay GTE's interim surcharge or (ii) requiring the Commission to immediately impose the interim surcharge.

                  2.2.2.3 Nothing in this Agreement shall restrict or impair GTE from seeking injunctive relief or any other remedy at any time and in any court regarding GTE's interim surcharge or the Commission's rejection or modification of GTE's interim surcharge.

     2.3  Connection to Unbundled Elements.
          --------------------------------

          MEBTEL may connect to the UNEs listed in Article VII, Section 2.1 that MEBTEL chooses. The UNEs must be Currently Available and connection to them must be technically viable. MEBTEL may combine these UNEs with any facilities that MEBTEL may itself provide subject to the following:

                                     VII-2

          2.3.1 Connection of MEBTEL facilities to unbundled elements shall be achieved via physical collocation arrangements MEBTEL shall maintain at the Wire Center at which the unbundled services are resident.

                 (a) In circumstances where physical collocation arrangements cannot be accommodated at wire centers where the unbundled services are resident, alternative arrangements shall be negotiated between GTE and MEBTEL. All incremental costs associated with the alternative arrangements shall be borne by MEBTEL.

          2.3.2 Each unbundled element shall be delivered to MEBTEL's designated terminal block, or equivalent termination point, as a part of the collocation arrangement. Each loop or port element shall be delivered to MEBTEL collocation arrangement over an Expanded Interconnection Service cross-connection applicable to the unbundled elements. Applicable rates for this cross-connection are from GTE's FCC Tariff.

          2.3.3 MEBTEL shall combine UNEs with its own facilities. GTE has no obligation to combine any UNEs for MEBTEL, nor does GTE agree to combine any network elements for MEBTEL. MEBTEL may not combine such UNEs to provide solely interexchange service or solely access service to an interexchange carrier.

     2.4  Service Quality.
          ---------------

          GTE shall not be responsible for impacts on service attributes, grades of service, etc., resulting from MEBTEL's specific use of or modification to any UNE.

     2.5  Provisioning and Support.
          ------------------------

          GTE agrees to provide UNEs in a timely manner considering the need and volume of requests, pursuant to agreed upon service provisioning intervals. GTE shall provide power to such elements on the same basis as GTE provides to itself.

3.   Ordering and Billing.
     ---------------------

     3.1  Service Ordering, Service Provisioning, and Billing.
          ---------------------------------------------------

          MEBTEL will order services for unbundled loops and ports directly from GTE through an electronic interface or fax. The following describes generally the processes GTE will use for ordering, provisioning and billing for UNEs. Except as specifically provided otherwise in this Agreement, service ordering, provisioning, billing and maintenance shall be governed by the GTE Guide.

     3.2  Local Service Request.
          ---------------------

          Orders for unbundled loops and ports will be placed utilizing standard LSR forms. Orders for unbundled dedicated transport will be placed utilizing standard ASR forms. GTE will continue to participate in industry forums for developing service order/disconnect order formats and will incorporate appropriate industry standards. Complete and accurate forms (containing the requisite end-user information as described in the Guide) must be provided by MEBTEL before a request can be processed.

     3.3  Certificate of Operating Authority.
          ----------------------------------

          When ordering unbundled loops or ports, MEBTEL must represent and warrant to GTE that it is a certified provider of local dial-tone service. MEBTEL will provide a copy of its Certificate of Operating Authority or other evidence of its status to GTE upon request.

                                     VII-3

     3.4  Directory Assistance (DA) Listings.
          ----------------------------------

          GTE shall include a MEBTEL customer listing in its DA database as part of the LSR process for unbundled ports. GTE will honor MEBTEL customers' preferences for listing status, including non-published and unlisted, and will enter the listing in the GTE database which is used to perform DA functions as it appears on the LSR.

     3.5  Nonrecurring Charges.
          --------------------

          MEBTEL shall be responsible for the payment of all nonrecurring charges (NRCs) applicable to UNEs as listed in Appendix D. In addition, NRCs for Field Service work (Installation/Repair requiring on site visits) will be charged from the appropriate tariff.

     3.6  Transfers Between MEBTEL.
          ------------------------

          When MEBTEL has obtained an end-user customer from another CLEC using GTE UNEs, MEBTEL will inform GTE of the transfer by submitting standard LSR forms to GTE.

     3.7  Billing.
          -------

          GTE will utilize CBSS to produce the required bills for unbundled loops, ports and shared transport. CBSS will create a bill to MEBTEL along with a summary bill master. State or sub-state level billing will include up to thirty (30) summary bill accounts. GTE will utilize CABS to produce the required bills for unbundled dedicated transport.

4.   Network Interface Device.
     -------------------------

     4.1  Direct Connection.
          -----------------

          MEBTEL shall be permitted to connect its own Loop directly to GTE's NID in cases in which MEBTEL uses its own facilities to provide local service to an end-user formerly served by GTE, as long as such direct connection does not adversely affect GTE's network. In order to minimize any such adverse effects, the following procedures shall apply:

          4.1.1 When connecting its own loop facility directly to GTE's NID for a residence or business customer, MEBTEL must make a clean cut on the GTE drop wire at the NID so that no bare wire is exposed. MEBTEL shall not remove or disconnect GTE's drop wire from the NID or take any other action that might cause GTE's drop wire to be left lying on the ground.

          4.1.2 At multi-tenant customer locations, MEBTEL must remove the jumper wire from the distribution block (i.e. the NID) to the GTE cable termination block. If MEBTEL cannot gain access to the cable termination block, MEBTEL must make a clean cut at the closest point to the cable termination block. At MEBTEL's request and discretion, GTE will determine the cable pair to be removed at the NID in multi-tenant locations. MEBTEL will compensate GTE for the trip charge necessary to identify the cable pair to be removed.

          4.1.3 GTE agrees to offer NIDs for lease to MEBTEL but not for sale. MEBTEL may remove GTE identification from any NID which it connects to a MEBTEL loop, but MEBTEL may not place its own identification on such NID. Rates for the NID are reflected in Appendix D, along with associated non-recurring charges.

          4.1.4 GTE Loop elements leased by MEBTEL will be required to terminate only on a GTE NID. If MEBTEL leasing a GTE loop wants a MEBTEL NID, they will also

                                     VII-4
                    be required to lease a GTE NID for the direct loop termination and effect a NID to NID connection. Rates for the Loop and NID are reflected in Appendix D, along with associated non-recurring charges.

     4.2  NID to NID Connection.
          ---------------------

          Rather than connecting its loop directly to GTE's NID, MEBTEL may also elect to install its own NID and effect a NID to NID connection to gain access to the end-user's inside wiring.

          4.2.1 If MEBTEL provides its own loop facilities, it may elect to move all inside wire terminated on a GTE NID to one provided by MEBTEL. In this instance, a NID to NID connection will not be required. MEBTEL, or the end-user premise owner, can elect to leave the GTE disconnected NID in place, or to remove the GTE NID from the premise and dispose of it entirely.

     4.3  Removal of Cable Pairs.
          ----------------------

          Removal of existing cable pairs required for MEBTEL to terminate service is the responsibility of MEBTEL.

     4.4  Maintenance.
          -----------

          When MEBTEL provides its own loop and connects directly to GTE's NID, GTE does not have the capability to perform remote maintenance. MEBTEL can perform routine maintenance via its loop and inform GTE once the trouble has been isolated to the NID and GTE will repair (or replace) the NID, or, at MEBTEL's option, it can make a NID to NID connection, using the GTE NID only to gain access to the inside wire at the customer location.

     4.5  Collocation Requirement.
          -----------------------

          When MEBTEL purchases a GTE NID as a stand-alone unbundled element, the collocation arrangement described in Article VII, Section 2.3.1 is not required.

5.   Loop Elements.
     --------------

     5.1  Service Description.
          -------------------

          A "Loop" is an unbundled component of Exchange Service. In general, it is the transmission facility (or channel or group of channels on such facility) which extends from a Main Distribution Frame (MDF) or its equivalent, in a GTE end office or Wire Center to and including a demarcation or connector block in/at a subscriber's premises. Traditionally, Loops were provisioned as 2-wire or 4-wire copper pairs running from the end office MDF to the customer premises. However, a loop may be provided via other media, including radio frequencies, as a channel on a high capacity feeder/distribution facility which may, in turn, be distributed from a node location to the subscriber premises via a copper or coaxial drop facility, etc.

     5.2  Categories of Loops.
          -------------------

          There are six general categories of loops:

          5.2.1 "2-Wire Analog Loop" is a voice grade transmission facility that is suitable for transporting analog voice signals between approximately 300-3000 Hz, with loss not to exceed
                    8.5 db. A 2-wire analog loop may include load coils, bridge taps, etc. This facility may also include carrier derived facility components (i.e. pair

                                     VII-5
                 gain applications, loop concentrators/multiplexers). This type of unbundled loop is commonly used for local dial tone services. GTE does not guarantee data modem speeds on a 2-wire analog loop. In addition, GTE does not guarantee CLASS features will perform properly on a 2-wire analog loop provisioned over subscriber analog carrier. Rates for the loop, inclusive of the NID, are reflected in Appendix D along with associated non-recurring charges.

          5.2.2 "4-wire Analog Loop" conforms to the characteristics of a 2-wire voice grade loop and, in addition, can support simultaneous independent transmission in both directions. GTE does not guarantee data modem speeds on a 4-wire analog loop. In addition, GTE does not guarantee CLASS features will perform properly on a 4-wire analog loop provisioned over subscriber analog carrier. Rates for the loop, inclusive of the NID, are reflected in Appendix D along with associated non-recurring charges.

          5.2.3 "2-Wire Digital Loop" is a transmission facility capable of transporting digital signals up to 160 kpbs, with no greater loss than 38 db. end-to-end, measured at 40 kHz without midspan repeaters. Dependent upon loop make-up and length, midspan repeaters may be required, in which case loss will be no greater than 76 db. at 40 kHz (ISDN-BRI). In addition, 2-wire digital loops, dependent on loop make-up, may be configured to support Enhanced Copper Technologies (ECTs), such as ADSL. When utilizing ADSL technology, MEBTEL is responsible for limiting the Power Spectral Density (PSD) of the signal to the levels specified in Clause 6.13 of ANSI T1.413 ADSL Standards. These loops will be provisioned without load coils or bridged taps. A 2-wire digital loop is not available for ECTs where GTE has provisioned its local network utilizing Digital Loop Carriers (DLCs). Also, GTE does not provide the electronics required for ECTs provisioned via 2-wire
                 Digital Loops. Rates for the loop, inclusive of the NID, are reflected in Appendix D along with associated non-recurring charges.

          5.2.4 "4-Wire Digital Loop" is a transmission facility that is suitable for the transport of digital signals at rates up to
                 1.544 MBPS. Dependent on loop length, this facility may require midspan repeaters. When a 4-wire digital loop is used by MEBTEL to provision HDSL technology, the insertion loss, measured between 100W termination at 200 kHz. should be less than 34 dB. The DC resistance of a single wire pair should not exceed 1100 ohms. These loops will be provisioned without load coils or bridge taps. A 4-wire digital loop is not available for ECTs where GTE has provisioned its local network utilizing Digital Line Concentrators (DLCs). Also, GTE does not provide the electronics required for ECTs provisioned via 4-wire Digital Loops. Rates for the loop, inclusive of the NID, are reflected in Appendix D along with associated non-recurring charges.

          5.2.5 "DS-1" loops will support a digital transmission rate of 1.544 Mbps. The DS-1 loop will have no bridge taps or load coils and will employ special line treatment. DS-1 loops will include midspan line repeaters where required, office terminating repeaters, and DSX cross connects. Rates are as reflected in Appendix D, including non-recurring charges.

          5.2.6 "DS-3" loops will support the transmission of isochronous bipolar serial data at a rate of 44.736 Mbps. This DS-3 type of loop provides the equivalent of 28 DS-1 channels and shall include the electronics at either end. Rates are as reflected in Appendix D, including non-recurring charges.

                                     VII-6

     5.3  Conditioned Loops.
          -----------------

          MEBTEL may also require that the analog loops ordered above be conditioned in order for them to provide the end user service. Examples of this type of conditioning are: Type C, Type DA, and Improved C. The price for such conditioning shall be the applicable charge as provided in Appendix D, if available, or from the appropriate GTE intrastate special access tariff.

          5.3.1 Upon MEBTEL request and where available, digital loops may be provisioned in a manner that will allow for the transmission of digital signals required for ISDN and ADSL service without additional conditioning. Additional charges (e.g. Midspan Repeaters) may apply for these digital loops.

     5.4  Loop Testing.
          ------------

          5.4.1 GTE will not perform routine testing of the unbundled loop for maintenance purposes. MEBTEL will be required to provision a loop testing device either in its central office (switch location), Network Control Center or in its collocation arrangement to test the unbundled loop. GTE will perform repair and maintenance once trouble is identified by MEBTEL.

          5.4.2 All Loop facilities furnished by GTE on the premises of MEBTEL's end-users and up to the network interface or functional equivalent are the property of GTE. GTE must have access to all such facilities for network management purposes. GTE employees and agents may enter said premises at any reasonable hour to test and inspect such facilities in connection with such purposes or, upon termination or cancellation of the Loop facility, to remove such facility.

          5.4.3 GTE will provide loop transmission characteristics to MEBTEL end-users which are equal to those provided to GTE end-users.

          5.4.4 If MEBTEL leases loops which are conditioned to transmit digital signals, as a part of that conditioning, GTE will test the loop and provide recorded test results to MEBTEL. In maintenance and repair cases, if loop tests are taken, GTE will provide any recorded readings to MEBTEL at time the trouble ticket is closed in the same manner as GTE provides to itself and its end-users.

     5.5  Pair Gain Technologies.
          ----------------------

          GTE shall provide MEBTEL unbundled loops where Currently Available. Where GTE utilizes pair gain technology to provision facilities, including Integrated Digital Loop Carrier (IDLC)/1/ or analog carrier, GTE may not be able to provision an unbundled loop, in which event an unbundled loop would not be Currently Available. Where GTE can provision an unbundled loop using pair gain technology, the capabilities of such unbundled loop may be limited to what GTE provisions. If an ordered unbundled loop using pair gain technology does not meet MEBTEL's requirements, GTE will, where Currently Available, use alternate facilities to provision the unbundled loop. If alternate facilities are not Currently Available or do not meet MEBTEL requirements, GTE will advise MEBTEL that facilities are not available to provision the requested unbundled loop. GTE will not be required to construct additional facilities at GTE's expense to provide the unbundled loop for MEBTEL. MEBTEL may use the Bona Fide Request

_____________________

     /1/ See Telcordia Technologies TR-TSY-000008, Digital Interface Between the SLC-96 Digital Loop Carrier System and Local Digital Switch and TR-TSY-000303, integrated Digital Loop Carrier (IDLC) Requirements, Objectives and Interface.

                                     VII-7

          (BFR) process specified in Article VII of this Agreement to request GTE to construct additional facilities at MEBTEL expense.

          5.5.1 GTE will permit MEBTEL to collocate digital loop carriers and associated equipment in conjunction with collocation arrangements MEBTEL maintains at a GTE Wire Center for the purpose of interconnecting to unbundled Loop elements.

     5.6  Unbundled Loop Facility Qualification.
          -------------------------------------

          If MEBTEL plans to deploy service enhancing technologies (e.g. ADSL, HDSL, ISDN, etc.) over unbundled copper loops that could potentially interfere with other service enhancing technologies that may be deployed within the same cable sheath, MEBTEL is responsible for notifying GTE of its intent. GTE will determine if there are any existing or planned service enhancing technologies deployed within the same cable sheath that would be interfered with if MEBTEL deployed the proposed technology. If there are existing service enhancing technologies deployed or in the process of being deployed by GTE or other CLECs, or if GTE has existing near term plans (within 6 months of the date of facility qualification) to deploy such technology, GTE will so advise MEBTEL and MEBTEL shall not be permitted to deploy such service enhancing technology. If MEBTEL disagrees with GTE's determination, the Parties will jointly review the basis for GTE's decision and attempt to mutually resolve the disagreement.

          5.6.1 If MEBTEL orders an unbundled digital loop, pursuant to Sections 5.2.3 or 5.2.4, and provides the industry standard codes indicating the type of service to be deployed on the unbundled digital loop, that shall constitute notification to GTE. GTE will perform the loop qualification as part of the ordering process and no additional charges will apply.

          5.6.2  If MEBTEL orders an unbundled analog loop, pursuant to Sections
                 5.2.1 and 5.2.2, and plans to deploy service enhancing technologies on the unbundled analog loop, notification must be provided separately and apart from the ordering process. GTE will perform the loop qualification, however, additional charges may apply.

          5.6.3 When MEBTEL fails to notify GTE of its plans to deploy service enhancing technology over an unbundled analog voice grade loop or MEBTEL fails to properly order an unbundled digital loop and obtain prior qualification from GTE for the facilities, if MEBTEL's deployment of such technology is determined to have caused interference with existing or planned service enhancing technologies deployed by GTE or other CLECs in the same cable sheath, GTE will notify MEBTEL and MEBTEL will immediately remove such service enhancing technology and shall reimburse GTE for all incurred expense related to this interference.

     5.7  Unbundled Loop Facility Compatibility.
          -------------------------------------

          Provided MEBTEL has notified GTE, pursuant to Section 5.6 of this Article, of the service enhancing copper cable technology deployed on an unbundled copper loop, GTE will not deploy service enhancing copper cable technology within the same cable sheath that will be incompatible with MEBTEL technology.

                                     VII-8

     5.8  Subloops.
          ---------

          5.8.1 GTE will provide as separate items the loop distribution, loop concentrator and loop feeder on a case-by-case basis pursuant to a BFR as described in Article VII, Section 16.

          5.8.2 GTE will design and construct loop access facilities (including loop feeders and loop concentration/multiplexing systems) in accordance with standard industry practices as reflected in applicable tariffs and/or as agreed to by GTE and MEBTEL.

          5.8.3 Transport for loop concentrators/multiplexers services not supported by embedded technologies will be provided pursuant to applicable tariffs or as individually agreed upon by GTE and MEBTEL. The Parties understand that embedded loop concentrators/multiplexers are not necessarily capable of providing advanced and/or digital services.

          5.8.4 GTE will provide loop transmission characteristics as specified in Section 5.4.3 herein.

6.   Port and Local Switching Elements.
     ----------------------------------

     6.1  Port.
          -----

          A port provides for the interconnection of individual loops or trunks to the switching components of GTE's network. In general, it is a line card or trunk card and associated peripheral equipment on GTE end office switch that serves as the hardware termination for the end-user's Exchange Service on that switch, generates dial tone, and provides the end-user access to the public switched telecommunications network. The port does not include such features and functions which are provided as part of Local Switching. Each line-side port is typically associated with one (or more) telephone number(s), which serve as the end-user's network address.

     6.2  Ports Available as UNEs.
          ------------------------

          There are five types of Ports available as UNEs:

          6.2.1 "Basic analog line side port" is a line side switch connection employed to provide basic residential and business type Exchange Service.

          6.2.2  "ISDN BRI digital line side" port is a Basic Rate Interface
                 (BRI) line side switch connection employed to provide ISDN Exchange Services.

          6.2.3 "Coin line side port" is a line side switch connection employed to provide coin services.

          6.2.4 "DS-1 digital trunk side port" is a trunk side switch connection employed to provide the equivalent of 24 analog incoming trunk ports.

          6.2.5  "ISDN PRI digital trunk side port" is a Primary Rate Interface
                 (PRI) trunk side switch connection employed to provide ISDN Exchange Services.

     6.3  Local Switching.
          ----------------

          Local switching provides the basic switching functions to originate, route and terminate traffic and any signaling deployed in the switch. Vertical features are optional services

                                     VII-9
          provided through software programming in the switch which can be added on a perfeature basis with applicable rate. GTE will offer only those features and functions Currently Available to the particular platform used (e.g., DMS, 5ESS, GTD5). Any feature or function which is not available, but the switch is capable of providing, may be requested via the BFR process. MEBTEL will be responsible for bearing any costs incurred by GTE in making such feature/function available, including Right-to-Use (RTU) fees. The rates for Local Switching and Vertical Features are listed in Appendix D.

          6.3.1 MEBTEL must purchase Local Switching with the line-side port or trunk-side port.

          6.3.2   Alternate Billed Calls. GTE shall record usage data
                  ----------------------
                  originating from MEBTEL subscribers that GTE records with respect to its own retail customers, using services ordered by MEBTEL. On UNE port accounts, GTE will provide usage in EMR format per existing file exchange schedules. Incollects are calls that are placed using the services of GTE or another LEC or LSP and billed to a UNE Port, INP number, or LNP number of MEBTEL. Outcollects are calls that are placed using a MEBTEL UNE port and billed to a GTE line or line of another LEC or LSP. Examples of an incollect or an outcollect are collect, credit card calls.

                  6.3.2.1  Incollects. GTE will provide the rated record it
                           ----------
                           receives from the CMDS network, or which GTE records (non-intercompany),-to MEBTEL for billing to MEBTELs end- users. GTE will settle with the earning company, and will bill MEBTEL the amount of each incollect record less the Billing & Collection (B&C) fee for end user billing of the incollects. The B&C credit will be $.05 per billed message. Any additional message processing fees associated with MEBTELs incollect messages that are incurred by GTE will be billed to MEBTEL on the monthly statement.

                  6.3.2.2  Outcollects. When the GTE end office switch from
                           -----------
                           which the UNE port is served utilizes a GTE operator services platform, GTE will provide to MEBTEL the unrated message detail that originates from a MEBTEL resale service line or UNE port but which is billed to a telephone number other than the originating number (e.g., calling card, bill-to-third number, etc.): MEBTEL as the LSP will be deemed the earning company and will be responsible for rating the message at MEBTEL rates and MEBTEL will be responsible for providing the billing message detail to the billing company for end-user billing. MEBTEL will pay to GTE charges as agreed to for services purchased, and MEBTEL will be compensated by the billing company for the revenue which MEBTEL is due.

                           When a non-GTE entity provides operator service to the GTE end office where the resale line or UNE port is provisioned from, MEBTEL must contract with the operator services provider to get any EMIR records which MEBTEL requires.

     6.4  Compliance with Section 2.3.
          ---------------------------

          MEBTEL shall only order unbundled elements in accordance with Section
          2.3 herein and it will be the responsibility of MEBTEL to make arrangements for the delivery of interexchange traffic and routing of traffic over interoffice transmission facilities, if applicable.

                                    VII-10

7.   Transport Elements.
     -------------------

     7.1  Shared Transport.
          ----------------

          Shared Transport (also known as Common Transport) is the physical interoffice facility medium that is used to transport a call between switching offices. A central office switch translates the end-user dialed digits and routes the call over a Shared Transport Trunk Group that rides interoffice transmission facilities. These trunk groups and the associated interoffice transmission facilities are accessible by any end-user (GTE end-user or CLEC end-user when CLEC has purchased unbundled local switching), and are referred to as "Shared Transport Facilities". GTE will provide Shared Transport for a call originating from an unbundled switch port to the point where the call leaves GTE's network IP.

          7.1.1 Many calls riding shared transport facilities will also be switched by GTE's access tandem. This tandem switching function is included as a rate component of Shared Transport, as set forth in Appendix D.

          7.1.2 When the requesting CLEC purchases unbundled local switching the CLEC is obligated to purchase unbundled Shared Transport. All of the billing elements associated with Shared Transport are billed upon call origination, unless the call involves an interexchange carrier.

          7.1.3 The rating of Shared Transport is based upon the duration of a voice grade (or DSO) call on GTE's network. Shared Transport is comprised of three billing components: (1) Transport Facility per ALM (usage and distance sensitive); (2) Transport Termination (per end, usage sensitive); and (3) Tandem Switching (usage sensitive). Until an industry standard solution is implemented for generating AMA recordings that identify tandem routed local calls, the parties will use a Shared Transport composite rate using the Tandem Switching rate, two (2) terminations, and an assumed Facility miles length of ten (10) miles. This interim methodology will be used in lieu of actual detailed AMA recordings and bill generation.

          7.1.4 GTE is responsible for the sizing of the Shared Transport network. All analysis, engineering, and trunk augmentations to Common Transport Trunk Groups will be the sole responsibility of GTE. To ensure that the network is appropriately sized, GTE may request traffic forecasts from the CLEC requesting unbundled local switching. These forecasts must be provided to GTE on a quarterly basis, with a 12 month outlook.

          7.1.5 GTE provides shared transport between GTE end offices or between a GTE end office and the IP of a connecting telecommunications company. Shared transport will include tandem switching if GTE's standard network configuration includes tandem routing for traffic between these points.

     7.2  Dedicated Transport.
          -------------------

          Dedicated Transport is an UNE that is purchased for the purpose of transporting Telecommunication Services between designated Serving Wire Centers (SWC) within the same LATA. Dedicated Transport may extend between two GTE SWCs (Interoffice Dedicated Transport or IDT) or may extend from the GTE SWC to the CLEC premise (CLEC Dedicated Transport or CDT). CDT remains within the exchange boundaries of the SWC, while IDT traverses exchange boundaries. IDT and CDT are further defined in Sections 7.2.1 and 7.2.2 and below.

                                    VII-11

          7.2.1 CLEC Dedicated Transport is the dedicated transport facility connecting the GTE Serving Wire Center (SWC) to the requesting CLEC's Customer Designated Location (CDL). The CDL will be the designated location where the CLEC's physical network begins (the CDL cannot be designated at an end-user customer location).

          7.2.2 This UNE includes the equipment required to terminate the interoffice facility within requesting CLEC's CDL and within the GTE SWC. The product also includes the transport facility between the two locations, but extends no further into GTE's network than the CDL's SWC. CLEC Dedicated Transport is a dedicated UNE which has no switching components. CLEC Dedicated Transport can be purchased in bandwidth increments of DSO, DS1, or DS3 at rates outlined in Appendix D.

          7.2.3 CLEC Dedicated Transport consists of a non-recurring charge and monthly recurring (non-usage sensitive) billable elements that are dependent on bandwidth.

          7.2.4 Interoffice Dedicated Transport is the Dedicated Transport facility connecting two GTE Serving Wire Centers (SWCs). Interoffice Dedicated Transport excludes the facilities between the Serving Wire Center (SWC) and the Customer Designated Location (CDL). Interoffice Dedicated Transport is a dedicated UNE which has no switching components. Interoffice Dedicated Transport can be purchased at the bandwidth levels of DSO, DS1, or DS3 at rates outlined in Appendix D.

          7.2.5 The price of the Interoffice Dedicated Transport UNE varies with the bandwidth purchased and consists of a non-recurring charge and monthly recurring (non-usage sensitive) billable elements. The components are Transport Facility per ALM (monthly recurring), and Transport Termination (per end, monthly recurring). MEBTEL may also require that the Dedicated Transport element ordered be conditioned with DS1 Clear Channel Capability. The price for DS1 Clear Channel Capability shall be the applicable charge as provided in Appendix D, if available, or the appropriate GTE intrastate special access tariff.

8.   SS7 Transport and Signaling.
     -----------------------------

     SS7 signaling and transport services in support of MEBTEL's local exchange services shall be provided in accordance with the terms and conditions of a separately executed agreement, specifically for SS7 signaling and transport services.

     8.1 GTE will provide interconnection with its SS7 network at the STPs but not at other points.

9.   LIDB Services.
     --------------

     Access to GTE's LIDB shall be provided in accordance with the rates, terms and conditions of GTE's switched access tariff, GTOC Tariff FCC No. 1,
     Section 8.

10.  Database 800-Type Services.
     ---------------------------

     Access to GTE's 800-Type database (i.e., 888, 877) shall be provided in accordance with the rates, terms and conditions of GTE's switched access tariff, GTOC Tariff FCC No. 1, Section 8.

                                    VII-12

11.  Operator Services and Directory Assistance.
     -------------------------------------------

     GTE will provide OS and DA to MEBTEL in accordance with the terms set forth as follows:

     11.1 When OS and/or DA is to be provided for calls that originate from a CLECs own switch, GTE will provide branded OS and/or DA pursuant to separate contracts to be negotiated in good faith between the parties after execution and approval of this Agreement by the Commission. (Refer to Article VIII for further details).

     11.2 When OS and/or DA is to be provided for calls that originate from an unbundled Port with Local Switching, as provided herein, and branding is not requested, the CLECs calls will access GTE's OS and/or DA platform and will be processed in the same manner as GTE calls.

     11.3 When OS and/or DA is to be provided for calls that originate from an unbundled port with local switching, as provided herein, and branding is requested, GTE will provide such rebranding on a switch-by-switch basis, subject to capability and capacity limitations where customized routing is Currently Available. Upon receipt of an order for rebranding, GTE will implement within 90 Business Days when technically capable.

     11.4 MEBTEL will be billed charges for OS and DA and a charge for rebranding and Customized Routing as set forth in Section 12.2. In addition, charges specified in Section 12.4 will apply.

     11.5 For those offices that MEBTEL has requested GTE to rebrand OS and DA, GTE will provide it where GTE performs its own OS and DA service subject to capability and capacity limitations where Customized Routing is Currently Available. If GTE uses a third-party contractor to provide OS or DA, GTE will not provide branding nor will GTE negotiate it with a third party on behalf of MEBTEL. MEBTEL must negotiate with the third party. In these instances, MEBTEL will need to purchase customized routing to differentiate OS/DA traffic from GTE's.

12.  Customized Routing.
     ------------------

     Where Currently Available and upon receipt of a written BFR from MEBTEL as described in Article VII, Section 16, GTE agrees to provide customized routing for the following types of calls:

               0-
               0 + Local
               0 + 411
               1 + 411
               0 + HNPA-555-1212 (intraLATA, only when intraLATA presubscription is not available)
               1 + HNPA-555-1212 (intraLATA, only when intraLATA presubscription is not available).

     12.1 GTE will provide MEBTEL a list of switches that can provide customized routing using line class codes or similar method (regardless of current capacity limitations). MEBTEL will return a list of these switches ranked in priority order. GTE will return to MEBTEL a schedule for customized routing in the switches with existing capabilities and capacity.

     12.2 In response to the BFR from MEBTEL, GTE will provide MEBTEL with applicable charges, and terms and conditions, for providing OS and DA, branding, and customized routing.

                                    VII-13

     12.3 Subject to the above provisions, GTE will choose the method of implementing customized routing of OS and DA calls.

     12.4 When GTE agrees to provide customized routing to MEBTEL, MEBTEL will be required to establish Dedicated Transport in order to route OS/DA traffic to the designated platform. If unbundled Dedicated Transport is used to route OS/DA traffic to the designated platform, MEBTEL must purchase a Trunk Side port and establish a collocation arrangement in accordance with Section 2.3 of this Article. The rates for these UNEs will be billed in accordance with Appendix D. If the Dedicated Transport used to route OS/DA traffic to the designated platform is ordered out of the applicable access tariff, no collocation arrangement or Trunk Side port is required.

13.  Advanced Intelligent Network Access (AIN).
     ------------------------------------------

     GTE will provide MEBTEL access to GTE AIN functionality from GTE's AIN Service Control Point (SCP) via GTE's local switch or MESTEL's local switch.

14.  Directory Assistance Listing.
     -----------------------------

     When MEBTEL orders an unbundled port or unbundled loop, MEBTEL has the option to submit a Directory Service Request (DSR) to have the listings included in GTE's Directory Assistance database. The applicable ordering charge will be applied for processing the DSR.

15.  Operational Support Systems (OSS).
     ----------------------------------

     GTE shall provide OSS functions to MEBTEL for ordering, provisioning and billing that are generally available as described in Article III, Section 9 attached to this Agreement.

16.  Bona Fide Request Process.
     --------------------------

     16.1  Intent.
           -------

           The BFR process is intended to be used when MEBTEL requests certain services, features, capabilities or functionality defined and agreed upon by the Parties as services to be ordered as BFRs.

     16.2  Process.
           --------

           16.2.1 A BFR shall be submitted in writing by MEBTEL and shall specifically identify the need to include technical requirements, space requirements and/or other such specifications that clearly define the request such that GTE has sufficient information to analyze and prepare a response.

           16.2.2 MEBTEL may cancel a BFR in writing at any time prior to MEBTEL and GTE agreeing to price and availability. GTE will then cease analysis of the request.

           16.2.3 Within five (5) Business Days of its receipt, GTE shall acknowledge in writing the receipt of the BFR and identify a single point of contact and any additional information needed to process the request.

           16.2.4 Except under extraordinary circumstances, within thirty (30) Business Days of its receipt of a BFR, GTE shall provide a proposed price and availability date, or it will provide an explanation as to why GTE elects not to meet MEBTEL's request. If extraordinary circumstances prevail, GTE will inform MEBTEL as soon as it realizes that it cannot meet the thirty (30)-Business Day response due date. MEBTEL and GTE will then determine a mutually agreeable date for receipt of the request.

                                    VII-14

           16.2.5 Unless MEBTEL agrees otherwise, all proposed prices shall be consistent with the pricing principles of the Act, FCC and/or the Commission. Payments for services purchased under a BFR will be made upon delivery, unless otherwise agreed to by MEBTEL, in accordance with the applicable provisions of the Agreement.

           16.2.6 Upon affirmative response from GTE, MEBTEL will submit in writing its acceptance or rejection of GTE's proposal. If at any time an agreement cannot be reached as to the terms and conditions or price of the request GTE agrees to meet, the Dispute resolution procedures described in Article III herein may be used by a Party to reach a resolution.

                                    VII-15

                                 ARTICLE VIII

           ADDITIONAL SERVICES AND COORDINATED SERVICE ARRANGEMENTS

1.   Transfer of Service Announcements.
     ---------------------------------

     When an end-user customer transfers service from one Party to the other Party, and does not retain its original telephone number, the Party formerly providing service to the end-user will provide, upon request and if such service is provided to its own customers, a referral announcement on the original telephone number. This announcement will provide the new number of the customer and will remain in effect for the same time period this service is provided to GTE's own end-users.

2.   Misdirected Calls.
     ------------------

     The Parties will employ the following procedures for handling any misdirected calls (e.g., Business office, repair bureau, etc.):

     2.1 To the extent the correct provider can be determined, each Party will refer misdirected calls to the proper provider of local exchange service. When referring such calls, both Parties agree to do so in a courteous manner at no charge.

     2.2 For misdirected repair calls, the Parties will provide their respective repair bureau contact number to each other on a reciprocal basis and provide the end-user the correct contact number.

     2.3 In responding to misdirected calls, neither Party shall make disparaging remarks about each other, nor shall they use these calls as a basis for internal referrals or to solicit end users or to market services.

3.   911/E-911 Arrangements.
     ----------------------

     3.1  Description of Service.
          ----------------------

          MEBTEL will install from each of its central offices a minimum of two
          (2) dedicated trunks to GTE's 911/E-911 selective routers (i.e., 911 tandem offices) that serve the areas in which MEBTEL provides Exchange Services, for the provision of 911/E-911 services and for access to all subtending PSAPs. The dedicated trunks shall be, at a minimum, DS-0 level trunks configured as a 2-wire analog interface or as part of a digital (1.544 Mbps) interface in which all circuits are dedicated to 9-1-1 traffic. Either configuration shall use CAMA type signaling with multi-frequency (MF) tones that will deliver ANI with the voice portion of the call. GTE will provide MEBTEL with the appropriate CLLI (Common Language Location Identifier) Codes and specifications of the tandem office serving area or the location of the primary Public Safety Answering Point (PSAP) when there is no 911 routing in that 911 district. If a MEBTEL central office serves end-users in an area served by more than one (1) GTE 911/E-911 selective router, MEBTEL will install a minimum of two (2) dedicated trunks in accordance with this Section to each of such 911/E-911 selective routers or primary PSAP.

     3.2  Transport.
          ---------

          If MEBTEL desires to obtain transport from GTE to the GTE 911 selective routers, MEBTEL may purchase such transport from GTE at the rates set forth in Appendix E.

                                    VIII-1

     3.3  Cooperation and Level of Performance.
          ------------------------------------

          The Parties agree to provide access to 911/E-911 in a manner that is transparent to the end-user. The Parties will work together to facilitate the prompt, reliable and efficient interconnection of MEBTEL's systems to the 911/E-911 platforms, with a level of performance that will provide the same grade of service as that which GTE provides to its own end-users. To this end, GTE will provide documentation to MEBTEL showing the correlation of its rate centers to its E-911 tandems at rates set forth in Appendix E.

     3.4  Basic 911 and E-911 General Requirements:
          ----------------------------------------

          3.4.1 Basic 911 and E-911 provides a caller access to the appropriate emergency service bureau by dialing a 3-digit universal telephone number (911).

          3.4.2 Where GTE has a 911 selective router installed in the network serving the 911 district, GTE shall use subscriber data derived from the Automatic Location Identification/Database Management System (ALI/DMS) to selectively route the 911 call to the PSAP responsible for the caller's location.

          3.4.3 All requirements for E-911 also apply to the use of SS7 as a type of signaling used on the interconnection trunks from the local switch to an end office or a selective router.

          3.4.4 Basic 911 and E-911 functions provided to MEBTEL shall be at least at parity with the support and services that GTE provides to its subscribers for such similar functionality.

          3.4.5 Basic 911 and E-911 access from Local Switching shall be provided to MEBTEL in accordance with the following:

                  3.4.5.1 GTE and MEBTEL shall conform to all state regulations concerning emergency services.

                  3.4.5.2 For E-911, both MEBTEL and GTE shall use their respective service order processes to update access line subscriber data for transmission to the database management systems. Validation will be done via MSAG comparison listed in Section 3.4.5.5.

                  3.4.5.3 If legally required by the appropriate jurisdiction, GTE shall provide or overflow 911 traffic to be routed to GTE operator services or, at MEBTEL's discretion, directly to MEBTEL operator services.

                  3.4.5.4 Basic 911 and E-911 access from the MEBTEL local switch shall be provided from GTE to MEBTEL in accordance with the following:

                           3.4.5.4.1 If required by MEBTEL and Currently Available, GTE shall interconnect direct trunks from the MEBTEL network to the E-91 1 PSAP, or to the E-911 selective routers as designated by MEBTEL. Such trunks may alternatively be provided by MEBTEL.

                           3.4.5.4.2 In government jurisdictions where GTE has obligations under existing Agreements as the primary provider of the 911 System to the county (i.e., "lead telco"), MEBTEL shall participate in the provision of the 911 System as follows:

                                    VIII-2

                           3.4.5.4.2.1 Each Party shall be responsible for those portions of the 911 System for which it has control, including any necessary maintenance to each Party's portion of the 911 System.

                           3.4.5.4.2.2 MEBTEL and GTE recognize that the lead telco in a 911 district has the responsibility of maintaining the ALI database for that district. Each company will provide its access line subscriber records to the database organization of that lead telco. MEBTEL and GTE will be responsible for correcting errors when notified by either the 911 district or its customer, and then submitting the corrections to the lead telco. Lead telco database responsibilities are covered in Section 3.4.5.5 of this Article.

                           3.4.5.4.2.3 MEBTEL shall have the right to verify the accuracy of information regarding MEBTEL customers in the ALI database using methods and procedures mutually agreed to by the Parties. The fee for this service shall be determined based upon the agreed upon solution.

              3.4.5.4.3 If a third party is the primary service provider to a 911 district, MEBTEL shall negotiate separately with such third party with regard to the provision of 911 service to the agency. All relations between such third party and MEBTEL are totally separate from this Agreement and GTE makes no representations on behalf of the third party.

              3.4.5.4.4 If MEBTEL or Affiliate is the primary service provider to a 911 district, MEBTEL and GTE shall negotiate the specific provisions necessary for providing 911 service to the agency and shall include such provisions in an amendment to this Agreement.

              3.4.5.4.5 Interconnection and database access shall be at rates as set forth in Appendix E.

              3.4.5.4.6 GTE shall comply with established, competitively neutral intervals for installation of facilities, including any collocation facilities, diversity requirements, etc.

              3.4.5.4.7 In a resale situation, where it may be appropriate for GTE to update the ALI database, GTE shall update such database with MEBTEL data in an interval no less than is experienced by GTE subscribers, or than for other carriers, whichever is faster, at no additional cost.

     3.4.5.5  The following are Basic 911 and E-911 Database Requirements:

                                    VIII-3

                           3.4.5.5.1 The ALI database shall be managed by GTE, but is the property of GTE and any participating LEC or MEBTEL which provides their records to GTE.

                           3.4.5.5.2 Copies of the MSAG shall be provided within five (5) Business Days after the date the request is received and provided on diskette or paper copy at the rates set forth in Appendix E.

                           3.4.5.5.3 MEBTEL shall be solely responsible for providing MEBTEL database records to GTE for inclusion in GTE's ALI database on a timely basis.

                           3.4.5.5.4 GTE and MEBTEL shall arrange for the automated input and periodic updating of the E-911 database information related to MEBTEL end-users. GTE shall work cooperatively with MEBTEL to ensure the accuracy of the data transfer by verifying it against the Master Street Address Guide (MSAG). GTE shall accept electronically transmitted files or magnetic tape that conform to National Emergency Number Association (NENA) Version #2 format.

                           3.4.5.5.5 MEBTEL shall assign an E-911 database coordinator charged with the responsibility of forwarding MEBTEL end-user ALI record information to GTE or via a third-party entity, charged with the responsibility of ALI record transfer. MEBTEL assumes all responsibility for the accuracy of the data that MEBTEL provides to GTE.

                           3.4.5.5.6    GTE shall update the database within one
                                        (1) Business Day of receiving the data
                                        from MEBTEL. If GTE detects an error in
                                        the MEBTEL provided data, the data shall be returned to MEBTEL within one day from when it was provided to GTE. MEBTEL shall respond to requests from GTE to make corrections to database record errors by uploading corrected records within one day. Manual entry shall be allowed only in the event that the system is not functioning properly.

                           3.4.5.5.7 GTE agrees to treat all data on MEBTEL subscribers provided under this Agreement as strictly confidential and to use data on MEBTEL subscribers only for the purpose of providing E-911 services.

                           3.4.5.5.8 GTE shall adopt use of a Carrier Code (NENA standard five-character field) on all ALI records received from MEBTEL. The Carrier Code will be used to identify the carrier of record in NP configurations. The NENA Carrier Code for MEBTEL is "MEBTEL"; the NENA Carrier Code for GTE is "GTE."

                  3.4.5.6 GTE and MEBTEL will comply with the following requirements for network performance, maintenance and trouble notification.

                           3.4.5.6.1 Equipment and circuits used for 911 shall be monitored at all times. Monitoring of circuits shall be done to the

                                    VIII-4
                                        individual trunk level. Monitoring shall be conducted by GTE for trunks between the selective router and all associated PSAPs.

                           3.4.5.6.2 Repair service shall begin immediately upon report of a malfunction. Repair service includes testing and diagnostic service from a remote location, dispatch of or in-person visit(s) of personnel. Where an on-site technician is determined to be required, a technician will be dispatched without delay.

                           3.4.5.6.3 GTE shall notify MEBTEL forty-eight (48) hours in advance of any scheduled testing or maintenance affecting MEBTEL 911 service. GTE shall provide notification as soon as possible of any unscheduled outage affecting MEBTEL 911 service.

                           3.4.5.6.4 All 911 trunks must be capable of transporting Baudot Code necessary to support the use of Telecommunications Devices for the Deaf (TTY/TDDs).

                  3.4.5.7  Basic 911 and E-911 Additional Requirements

                           3.4.5.7.1 All MEBTEL lines that have been ported via INP shall reach the correct PSAP when 911 is dialed. Where GTE is the lead telco and provides the ALI, the ALI record will contain both the MEBTEL number and GTE ported number. The PSAP attendant shall see both numbers where the PSAP is using a standard ALI display screen and the PSAP extracts both numbers from the data that is sent. GTE shall cooperate with MEBTEL to ensure that 911 service is fully available to all MEBTEL end-users whose telephone numbers have been ported from GTE, consistent with State provisions.

                           3.4.5.7.2 MEBTEL and GTE shall be responsible for reporting all errors, defects and malfunctions to one another. GTE and MEBTEL shall provide each other with a point of contact for reporting errors, defects, and malfunctions in the service and shall also provide escalation contacts.

                           3.4.5.7.3 MEBTEL may enter into subcontracts with third parties, including MEBTEL Affiliates, for the performance of any of MEBTEL's duties and obligations stated herein.

                           3.4.5.7.4 Where GTE is the lead telco, GTE shall provide MEBTEL with notification of any pending selective router moves within at least ninety (90) days in advance.

                           3.4.5.7.5 Where GTE is the lead telco, GTE shall establish a process for the management of Numbering Plan Area (NPA) splits by populating the ALI database with the appropriate new NPA codes.

                                    VIII-5

                           3.4.5.7.6 Where GTE is the lead telco, GTE shall provide the ability for MEBTEL to update 911 database with end-user information for lines that have been ported via INP or LNP.

          3.4.6 Basic 911 and E-911 Information Exchanges and interfaces. Where GTE is the lead telco:

                 3.4.6.1 GTE shall provide MEBTEL access to the ALI Gateway which interfaces to the ALI/DMS database. GTE shall provide error reports from the ALI/DMS database to MEBTEL within one (1) day after MEBTEL inputs information into the ALI/DMS database. Alternately, MEBTEL may utilize GTE or a third-party entity to enter subscriber information into the database on a demand basis, and validate subscriber information on a demand basis. The rates are set forth in Appendix E.

                 3.4.6.2 GTE and MEBTEL shall arrange for the automated input and periodic updating of the E-911 database information related to MEBTEL end-users. GTE shall work cooperatively with MEBTEL to ensure the accuracy of the data transfer by verifying it against the Master Street Address Guide (MSAG). GTE shall accept electronically transmitted files or magnetic tape that conform to National Emergency Number Association
                           (NENA) Version #2 format.

                 3.4.6.3 Updates to MSAG. Upon receipt of an error recording an MEBTEL subscriber's address from GTE, and where GTE is the lead telco, it shall be the responsibility of MEBTEL to ensure that the address of each of its end-users is included in the Master Street Address Guide (MSAG) via information provided on MEBTEL's LSR or via a separate feed established by MEBTEL pursuant to Section 3.4.5.7 of this Article.

                 3.4.6.4 The ALI database shall be managed by GTE, but is the property of GTE and all participating telephone companies. The interface between the E-911 Switch or Tandem and the ALI/DMS database for MEBTEL subscriber shall meet industry standards.

     3.5  Compensation.
          ------------

          3.5.1 In situations in which GTE is responsible for maintenance of the 911/E-911 database and can be compensated for maintaining MEBTEL's information by the municipality, GTE will seek such compensation from the municipality. MEBTEL will compensate GTE for such maintenance of the 911/E-911 database only if and to the extent that GTE is unable to obtain such compensation from the municipality. GTE shall charge MEBTEL a portion of the cost of the shared 911/E-911 selective router as set forth in Appendix E.

          3.5.2 For states where GTE bills and keeps the 9-1-1 surcharges, e.g. Hawaii, Ohio, and Michigan's Technical Surcharge, MEBTEL will bill its access line subscribers the 9-1-1 surcharge that is currently in effect and remit that charge to GTE. Payments to GTE are due within thirty (30) days of MEBTEL's payment due date from its access line subscribers and will be identified as "9-1-1 Surcharge Payment for the month of (list appropriate month)" as a separate line item in the remittance documentation.

                                    VIII-6

          3.5.3 For all states (except Hawaii and Ohio), including Michigan's Operational Surcharge, where GTE bills and remits the 9-1-1 surcharges, less an administrative fee of one to three percent, to the 9-1-1 district, MEBTEL will bill its access line subscribers the 9-1-1 surcharge that is currently in effect and remit that charge to that government agency. GTE will have no responsibility in billing or remitting surcharges that apply to MEBTEL's access line subscribers.

          3.5.4 Should the 9-1-1 surcharge fee change, GTE will promptly inform MEBTEL of that change so that MEBTEL may conform to the new rate(s).

     3.6  Liability.
          ---------

          GTE will not be liable for errors with respect to 911/E-911 services except for its gross negligence as addressed in applicable tariffs.

4.   Information Services Traffic.
     ----------------------------

     4.1  Routing.
          -------

          Each Party shall route traffic for Information Services (i.e., 900-976, Internet, weather lines, sports providers, etc.) which originates on its network to the appropriate Information Service Platform.

     4.2  Billing and Collection and Information Service Provider (ISP)
          -------------------------------------------------------------
          Remuneration.
          ------------

          4.2.1 In the event GTE performs switching of ISP traffic associated with resale or unbundled ports for MEBTEL, GTE shall provide to MEBTEL the same call detail records that GTE records for its own end-users, so as to allow MEBTEL to bill its end-users. GTE shall not be responsible or liable to MEBTEL or ISP for Billing and Collection and/or any receivables of Information Service Providers.

          4.2.2 Notwithstanding and in addition to Article 111, Section 28, GTE shall be indemnified and held harmless by MEBTEL from and against any and all suits, actions, losses, damages, claims, or liability of any character, type, or description, including all expenses of litigation and court cost which may arise as a result of the provisions contained in this Article VIII,
                 Section 4.2.1 supra. The indemnity contained in this section shall survive the termination of this Agreement, for whatever reason.

          4.2.3 GTE agrees to notify MEBTEL in writing within ten (10) Business Days, by registered or certified mail at the address specified in Article III, Section 31, of any claim made against GTE on the obligations indemnified against pursuant to this Article VIII, Section 4.

          4.2.4 It is understood and agreed that the indemnity provided for in this Article VIII, Section 4 is to be interpreted and enforced so as to provide indemnification of liability to GTE to the fullest extent now or hereafter permitted by law.

     4.3  900-976 Call Blocking.
          ---------------------

          GTE shall not unilaterally block 900-976 traffic in which GTE performs switching associated with resale or UNEs. GTE will block 900-976 traffic when requested to do so, in writing, by MEBTEL. MEBTEL shall be responsible for all costs associated with the 900-976 call blocking request. GTE reserves the right to block any and all calls which may harm or damage its network.

                                    VIII-7

     4.4  Miscellaneous.
          --------------

          GTE reserves the right to provide to any Information Service Provider a list of any and all Telecommunications Providers doing business with GTE.

5.   Telephone Relay Service.
     ------------------------

     Local and intraLATA Telephone Relay Service (TRS) enables deaf, hearing-impaired, or speech-impaired TRS users to reach other telephone users. With respect to resold services, MEBTEL's end-users will have access to the state authorized TRS provider to the extent required by the Commission, including any applicable compensation surcharges.

6.   Directory Assistance and Operator Services.
     -------------------------------------------

     Where MEBTEL is providing local service with its own switch, upon MEBTEL's request GTE will provide to MEBTEL rebranded DA services and/or OS pursuant to separate contracts to be negotiated in good faith between the Parties. If MEBTEL so requests DA services and/or OS, such contracts shall provide for the following:

     6.1  Directory Assistance Calls.
          ---------------------------

          GTE DA centers shall provide number and addresses to MEBTEL end-users in the same manner that number and addresses are provided to GTE end-users. If information is provided by an automated response unit (ARU), such information shall be repeated twice in the same manner in which it is provided to GTE end-users. Where available, GTE will provide call completion to MEBTEL end-users in the same manner that call completion is provided to GTE end-users. GTE will provide its existing services to MEBTEL end-users consistent with the service provided to GTE end-users.

     6.2  Operator Services Calls.
          ------------------------

          GTE OS provided to MEBTEL end-users shall be provided in the same manner GTE OS are provided to GTE end-users. In accordance with GTE practices and at GTE rates, GTE will offer to MEBTEL end-users collect, person-to-person, station-to-station calling, third-party billing, emergency call assistance, calling card services, credit for calls, time and charges, notification of the length of call, and real time rating. GTE operators shall also have the ability to quote MEBTEL rates upon request but only if there is appropriate cost recovery to GTE and to the extent it can be provided within the technical limitations of GTE's switches. GTE will provide its existing services to MEBTEL end-users consistent with the service GTE provides to its own end-users.

7.   Directory Assistance Listings Information.
     ------------------------------------------

     GTE will make available to MEBTEL, at MEBTEL's request, GTE end-user and authorized LEC DA listing information stored in GTE's DA database for the purposes of MEBTEL providing DA service to its customers. Implementation of customized routing, pursuant to Article VII, Section 12 is required for MEBTEL to provide DA Service for GTE Resold and Unbundled Port services.

     7.1 DA Listing Information includes the listed names, addresses and telephone numbers of GTE and authorized LEC subscribers, except as otherwise provided herein. Excluded are listings for restricted LEC lines and non-published listings. GTE DA listing information includes 800/888 listings, non-listed numbers and foreign listings within the GTE franchise.

     7.2 GTE shall provide to MEBTEL, at MEBTEL's request, DA listing information within sixty (60) Business Days after an order is received for that specific state. The DA listing

                                    VIII-8
          information will be provided in GTE format via magnetic tape or National Data Mover (NDM) as specified by MEBTEL. Updates to the DA listing information shall be provided on a daily basis through the same means used to transmit the initial load. DA listing information provided shall indicate whether the customer is a residence or business customer.

          7.2.6  Such listings shall be confidential information pursuant to
                 Article III of this Agreement and MEBTEL will use the listings only for its DA services to its end-users. MEBTEL is not authorized to release GTE's DA listing information to any third party or to provide DA to any other party using GTE DA listing information, including MEBTEL's affiliates, subsidiaries or partners, except with the expressed written permission of GTE. In those instances where MEBTEL's affiliates, subsidiaries or partners also desire to use GTE's DA listing information, each affiliate, subsidiary or partner must negotiate a separate contract with GTE to obtain the listings.

          7.2.7 If MEBTEL uses a third-party DA service for its end-users, MEBTEL will ensure that such third party likewise treats the listings as Confidential Information pursuant to Article III of this Agreement, and uses them only for MEBTEL end-user DA.

          7.2.8 GTE will include MEBTEL's DA listing information in GTE's DA data base which may be released to third parties which request GTE's DA listing information, unless MEBTEL provides GTE written notice within sixty (60) Business Days after the effective date of this Agreement that its DA listing information is restricted and should not be released to third parties. In the event that MEBTEL does properly notify GTE that its DA listing information is restricted, GTE will so advise third parties requesting such information.

     7.3 MEBTEL agrees to pay GTE's standard charges for the initial load and daily updates of GTE's DA listing information, which will be provided upon request.

     7.4 The Parties will work together to identify and develop procedures for database error corrections.

8.   Directory Listings and Directory Distribution.
     ----------------------------------------------

     MEBTEL will be required to negotiate a separate agreement for directory listings and directory distribution, except as set forth below, with GTE's directory publication company.

     8.1  Listings.
          ---------

          MEBTEL agrees to supply GTE on a regularly scheduled basis, at no charge, and in a mutually agreed upon format (e.g. Ordering and Billing Forum developed), all listing information for MEBTEL's subscribers who wish to be listed in any GTE published directory for the relevant operating area. Listing information will consist of names, addresses (including city, state and zip code) and telephone numbers. Nothing in this Agreement shall require GTE to publish a directory where it would not otherwise do so.

          Listing inclusion in a given directory will be in accordance with GTE's solely determined directory configuration, scope, and schedules, and listings will be treated in the same manner as GTE's listings.

                                    VIII-9

     8.2  Distribution.
          -------------

          Upon directory publication, GTE will arrange for the initial distribution of the directory to service subscribers in the directory coverage area at no charge.

          MEBTEL will supply GTE in a timely manner with all required subscriber mailing information including non-listed and non-published subscriber mailing information, to enable GTE to perform its distribution responsibilities.

9.   Busy Line Verification and Busy Line Verification Interrupt.
     ------------------------------------------------------------

     Each Party shall establish procedures whereby its operator assistance bureau will coordinate with the operator assistance bureau of the other Party to provide Busy Line Verification (BLV) and Busy Line Verification and Interrupt (BLVI) services on calls between their respective end-users. Each Party shall route BLV and BLVI inquiries over separate inward OS trunks. Each Party's operator assistance bureau will only verify and/or interrupt the call and will not complete the call of the end-user initiating the BLV or BLVI. Each Party shall charge the other for the BLV and BLVI services at the rates contained in the respective tariffs.

10.  Street Address Guide (SAG).
     ---------------------------

     GTE will provide to MEBTEL upon request the Street Address Guide at a reasonable charge. Two companion files will be provided with the SAG which lists all services and features at all end offices, and lists services and features that are available in a specific end office.

11.  Dialing Format Changes.
     -----------------------

     GTE will provide reasonable notification to MEBTEL of changes to local dialing format, i.e., 7 to 10 digit, by end office.

                                    VIII-10

                                  ARTICLE IX

                                  COLLOCATION

1.   Physical Collocation.
     ---------------------

     GTE will provide collocation for purposes of interconnection or access to UNEs pursuant to the terms and conditions in the applicable federal and state EIS tariffs. GTE shall provide to MEBTEL physical collocation of equipment pursuant to 47 CFR (S)51.323 necessary for interconnection or for access to UNEs. GTE may in some cases deny a particular collocation request entirely if GTE demonstrates that physical collocation is not practical because of technical reasons or space limitations, as provided in Section 251(c)(6) of the Act. GTE will work with MEBTEL to install collocation arrangements within 120 calendar days absent extenuating circumstances.

     1.1  Space Planning.
          ---------------

          In addition to such provisions for space planning and reservation as may be set forth in the applicable GTE federal and state EIS tariffs, the parties agree to the following terms and conditions.

          1.1.2 GTE has the right to reserve space within its central offices for its own use based on a 5-year planning horizon.

          1.1.3 GTE will notify MEBTEL if it plans to build an addition to a central office where MEBTEL has collocated facilities, if such addition would result in a material increase of space available for collocation.

          1.1.4 Should MEBTEL submit to GTE a two-year forecast for space planning for collocated facilities in a central office, GTE will, in good faith, consider and discuss such forecast with MEBTEL when considering space planning or utilization decisions for such central office; provided, however that any final space planning or utilization decision shall be made by GTE in its sole discretion in light of GTE requirements.

          1.1.5 Subject to technical feasibility and space limitations, GTE will make available at applicable federal and state EIS tariffs such intraoffice facilities as may be necessary to accommodate projected volumes of MEBTEL traffic.

     1.2  Connection to Customer Loops and Ports.
          ---------------------------------------

          Facilities for cross-connection to unbundled loops and ports shall be provided under the applicable GTE federal tariff for Special Access Cross Connect, until such time as a local tariff applicable to the facilities used for such cross-connection is filed.

     1.3  Connection to Other Collocated Carriers.
          ----------------------------------------

          Subject to technical feasibility and space limitations, MEBTEL may interconnect with other carriers collocated at a GTE central office at which MEBTEL has collocated facilities; provided, however, that MEBTEL and such other carriers must be collocated at the GTE central office for the primary purpose of interconnecting with GTE or accessing GTE's UNEs. If MEBTEL wants to interconnect with other carriers collocated at a GTE central office, MEBTEL must provide GTE with thirty Business Days' prior written notice, during which time GTE may elect to provide the facilities necessary to accomplish such interconnection. MEBTEL and the other collocated carriers may provide the necessary interconnection facilities only if GTE elects not to provide such facilities or fails to so elect within the thirty day notice period. If GTE elects to provide interconnection facilities under this section, GTE will provide this cross connection under the GTE federal tariff for Special Access Cross Connect, until such time as a local tariff applicable to the facilities used for such interconnection facilities is filed.

     1.4  Choice of Vendor.
          -----------------

          MEBTEL may use the vendor of its choice to install, maintain and repair equipment within MEBTEL's collocated space. Access by the employees, agents or contractors of such vendor shall be subject to the same restrictions on access by employees, agents or contractors of MEBTEL imposed under the applicable GTE federal and state EIS tariffs, including but not limited to certification and approval by GTE.

     1.5  Monitoring.
          -----------

          Subject to technical feasibility and space limitations, MEBTEL may extend its own facilities for remote monitoring of its collocated equipment to its collocated space. MEBTEL may request that GTE provide the facilities necessary for such remote monitoring, at which time GTE and MEBTEL will negotiate in good faith the price, terms and conditions of remote monitoring by GTE.

     1.6  Phone Service.
          --------------

          Upon ordering collocated space, MEBTEL may order that its collocation cage be provided with plain old telephone service (POTS) commencing at such time as GTE has completed construction of the collocated space. MEBTEL shall pay separately for any ordered POTS service.

     1.7  Intraoffice Diversity.
          ----------------------

          At MEBTEL's request, GTE will provide diversity for ingress/egress fiber and power cables where such diversity is available and subject to technical feasibility and space limitations.

     1.8  MEBTEL Proprietary Information.
          -------------------------------

          GTE will protect all MEBTEL proprietary information to the extent required under non-disclosure agreements existing as of the date GTE completes construction of a physical collocation space at MEBTEL's request.

     1.9  Notification of Modifications.
          ------------------------------

          GTE will notify MEBTEL of modifications to collocation space in accord with the terms of applicable GTE state and federal EIS tariffs. Additionally, GTE shall notify MEBTEL when major upgrades are made to the power plants supporting MEBTEL's collocation space. The following shall constitute such major upgrades:

          (a)  replacement of a rectifier;

          (b)  addition or replacement of a new fusing module;

          (c)  addition or replacement of a power distribution unit frame; or

          (d)  addition or replacement of modular rectifiers.

     1.10 Drawings.
          ---------

          When MEBTEL orders collocated space, GTE and MEBTEL will hold a GTE/Customer meeting in accord with applicable GTE state and federal EIS tariffs. At such meeting, GTE will provide such drawings of GTE's central office facility as may be necessary to adequately depict MEBTEL's proposed collocation space.

     1.11 Construction of Space.
          ----------------------

          GTE will construct MEBTEL's collocation space in accord with the terms and conditions set forth in the applicable GTE state and federal EIS tariff. Additionally, GTE agrees to the following terms and conditions regarding construction of collocated space:

          1.11.1 Space will be constructed in 100 square foot increments, and shall be designed so as to prevent unauthorized access.

          1.11.2 A standard 100 square foot cage shall have the following standard features:

                  (a)   eight-foot high, nine gauge chain link panels;

                  (b) three of the panels listed at (a) above shall measure eight by ten feet, the fourth panel shall measure eight by seven feet;

                  (c) the door to the cage shall measure eight by three feet and shall also consist of nine gauge chain link;

                  (d) the cage shall be provided with one padlock set, with GTE retaining one master key;

                  (e)   one AC electrical outlet;

                  (f)   one charger circuit system;

                  (g)   one electrical sub-panel;

                  (h)   such additional lighting as may be necessary;

                  (i)   one fire detection requirement evaluation;

                  (j)   grounding for the cage consistent with COEI.

          1.11.3  Modifications to the standard configuration set forth in
                  Section 1.11.2 can be made on an individual case basis. If modifications are agreed upon and made by the Parties, GTE will work with MEBTEL to implement such additional modifications as may be necessary to ensure that MEBTEL's collocated space is protected from unauthorized access.

          1.11.4 At such time as construction of MEBTEL's collocation space is approximately 50 percent completed, GTE will give MEBTEL notification, and such notification shall include scheduled completion and turnover dates.

          1.11.5 Upon completion of construction of collocated space, GTE will conduct a walk through of the collocated space with MEBTEL. Should MEBTEL note any deviations from the plan agreed upon by GTE and MEBTEL at the customer meeting, and if such deviations were not requested by MEBTEL or not required by law, GTE shall correct such deviations at its own expense within five (5) Business Days.

     1.12 Connection Equipment.
          ---------------------

          MEBTEL may provision equipment for the connection of MEBTEL termination equipment to GTE equipment using either of the following methods:

          1.12.1 MEBTEL may extend an electrical or optical cable from the terminal within MEBTEL's collocation cage and terminate that cable at GTE's network.

          1.12.2 MEBTEL may install a patch panel within its collocation cage and then hand the cabling to GTE to extend to and have GTE terminate that cable at GTE's network.

     1.13 Access to MEBTEL Collocation Space.
          -----------------------------------

          The terms and conditions of access to MEBTEL's collocation space shall be as set forth in applicable GTE state and federal EIS tariffs. Additionally, GTE agrees that the following terms and conditions shall apply to access:

          1.13.1 GTE shall implement adequate measures to control access to collocation cages.

          1.13.2 Collocation space shall comply with all applicable fire and safety codes.

          1.13.3 Doors with removable hinges or inadequate strength shall be monitored by an alarm connected to a manned site. All other alarms monitoring MEBTEL collocation space provided by GTE shall also be connected to a manned site. MEBTEL may, at its option, provide its own intrusion alarms for its collocated space.

          1.13.4 GTE shall control janitorial access to collocation cages, and restrict such access to approved and certified employees, agents or contractors.

          1.13.5 GTE shall establish procedures for access to collocation cages by GTE and Non-GTE emergency personnel, and shall not allow access by security guards unless such access comports with this section and is otherwise allowed under applicable GTE state and federal EIS tariffs.

          1.13.6 GTE shall retain a master key to MEBTEL's collocation space for use only in event of emergency as detailed in applicable GTE state and federal tariffs. At MEBTEL's option, the Parties shall review key control procedures no more frequently than once in any twelve month period. At any time, MEBTEL may elect to change keys if it suspects key control has been lost, provided, however, that GTE will be provided with a master key in accord with this section.

          1.13.7 Not more frequently than once a year, MEBTEL may audit the security and access procedures and equipment applicable to its collocated space and the central office housing the collocation space. Access by personnel necessary to conduct such an audit shall be limited as set forth in applicable GTE state and federal EIS tariffs. Should MEBTEL identify deficiencies in security and access procedures and equipment as a result of such audit, the cost, terms and conditions of the correction of such deficiencies shall be negotiated in good faith between the parties.

                                   ARTICLE X

              ACCESS TO POLES, DUCTS, CONDUITS AND RIGHTS-OF-WAY

To the extent required by the Act, GTE and MEBTEL shall each afford to the other access to the poles, ducts, conduits and ROWs it owns or controls on terms, conditions and prices comparable to those offered to any other entity pursuant to each Party's tariffs and/or standard agreements. Accordingly, if GTE and MEBTEL desire access to the other Party's poles, ducts, or ROWs, GTE and MEBTEL shall execute pole attachment and conduit occupancy agreements. MEBTEL agrees that pole attachment and conduit occupancy agreements must be executed separately before it makes any attachments to GTE facilities or uses GTE's conduit according to the terms of this Agreement. Unauthorized attachments or unauthorized use of conduit will be a breach of this agreement.

                                  ARTICLE XI

                                SIGNATURE PAGE

IN WITNESS WHEREOF, each Party has executed this Agreement to be effective upon approval by the Commission in accordance with Section 252 of the Act. The "effective date" of this Agreement for such purposes will be established by the Commission approval order.


GTE NORTH INCORPORATED                  MEBTEL INTEGRATION COMMUNICATION
GTE SOUTH INCORPORATED                  SOLUTIONS, INC.


By /s/ Connie Nicholas                  By /s/ Bruce J. Becker
   --------------------------------        ----------------------------------

Name Connie Nicholas                    Name Bruce J. Becker
     ------------------------------          --------------------------------

Title Assistant Vice President          Title Chief Executive Officer
      -----------------------------           -------------------------------
  Wholesale Markets-Interconnection

Date 10/13/99                           Date 10-11-99
     ------------------------------         ---------------------------------


[STAMP APPEARS HERE]

                                     XI-1